                                                                   Exhibit 10e
                                                                   -----------














                             SEPARATION AGREEMENT


                                    between


                             PACIFIC TELESIS GROUP

                                      and

                              PACTEL CORPORATION











                                OCTOBER 7, 1993

                             SEPARATION AGREEMENT
                             --------------------



                               TABLE OF CONTENTS
                               ----------------


                                                                Page
                                                                ----
                   PREAMBLE ..................................    3

ARTICLE I     -    DEFINITIONS ...............................    4

ARTICLE II    -    SEPARATION ................................    6

ARTICLE III   -    EXCHANGE OF INFORMATION ...................    7

ARTICLE IV    -    PROTECTION OF PROPRIETARY INFORMATION .....    8

ARTICLE V     -    MUTUAL RELEASES ...........................    9

ARTICLE VI    -    COMPENSATION ..............................   10

ARTICLE VII   -    ARBITRATION ...............................   11

ARTICLE VIII  -    POST-SEPARATION TRUE-UPS ..................   12

ARTICLE IX    -    MISCELLANEOUS .............................   13


APPENDIX A    -    EMPLOYEE BENEFITS ALLOCATION

APPENDIX B    -    TAX SHARING

APPENDIX C    -    INTELLECTUAL PROPERTY

APPENDIX D    -    CONTINGENT LIABILITIES

APPENDIX E    -    TELESIS TECHNOLOGIES LABORATORY, INC.

APPENDIX F    -    ADMINISTRATIVE SERVICES

APPENDIX G    -    ASSIGNMENT OF ASSETS AND LIABILITIES

APPENDIX H    -    TERMINATION OF AGREEMENTS

APPENDIX I    -    INSURANCE

APPENDIX J    -    CORPORATE BUSINESS OPPORTUNITIES

                             SEPARATION AGREEMENT
                             --------------------

THIS SEPARATION AGREEMENT, effective October 7, 1993, is between PACIFIC TELESIS GROUP, a Nevada corporation ("Telesis"), on behalf of the Telesis Group (defined below) and PACTEL CORPORATION, a California corporation ("PacTel"), on behalf of the PacTel Group (defined below).

WHEREAS, Telesis, a publicly held corporation whose stock is traded on the New York Stock Exchange, owns 100% of the common stock of each of its three principal first tier subsidiaries, Pacific Bell, Nevada Bell and PacTel; and

WHEREAS, the Telesis Board of Directors has unanimously determined, by a resolution dated December 11, 1992, that Telesis' shareholders will benefit by the separation of the ownership of PacTel's wireless cellular, paging and vehicle location businesses from Telesis' other businesses; and

WHEREAS, in accordance with that resolution, Telesis will distribute to Telesis' shareholders all of the outstanding stock of PacTel owned by Telesis and thereby sever the ownership relationship that currently exists between Telesis and PacTel in an effort to (1) improve the regulatory conditions under which both Telesis and PacTel and their respective affiliates currently operate as a result of their common ownership, (2) provide both Telesis and PacTel with greater access to capital markets, and (3) enhance the aggregate value of the investment of Telesis' current shareholders in Telesis by separating the two principal lines of Telesis' business (i.e., the wireline businesses operated by Pacific Bell and Nevada Bell and the wireless businesses operated by PacTel) into two separate and independent publicly traded corporations, each offering investors a clear opportunity to invest in a different segment of the telecommunications business that matches their investment objectives; and

WHEREAS, it is necessary and appropriate that certain rights and obligations of the Parties related to employee benefits, tax sharing, intellectual property, contingent liabilities, administrative services, assets and liabilities, termination of agreements, insurance, corporate business opportunities and other matters affected by the separation of the ownership of PacTel from Telesis be established by written contract between the Parties;

THEREFORE, the Parties, intending to be legally bound, agree as follows:



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

The following terms and other terms defined in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1  AFFILIATE   TRANSACTIONS   POLICY   means  Telesis'   "Affiliate
Transactions - Policies, Guidelines and Reporting Requirements" as effective January 1988 and as amended from time to time.

         1.2 AFFILIATES means any subsidiaries or other entities that control, are controlled by, or are under common control with either Telesis or PacTel, respectively. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

         1.3 AGREEMENT means this Separation Agreement, including all of the Appendixes hereto.

         1.4 APPENDIXES means Appendix A (Employee Benefits Allocation), Appendix B (Tax Sharing), Appendix C (Intellectual Property), Appendix D (Contingent Liabilities), Appendix E (Telesis Technologies Laboratory, Inc.), Appendix F (Administrative Services), Appendix G (Assignment of Assets and Liabilities), Appendix H (Termination of Agreements), Appendix I (Insurance) and Appendix J (Corporate Business Opportunities) which are a part of this Agreement. The provisions of this Agreement shall apply to each of the Appendixes as if fully set forth in such Appendix.

         1.5  DISTRIBUTION   means   the  distribution   by  Telesis   to  its
shareholders of all of the outstanding stock of PacTel owned by Telesis on the Separation Date.

         1.6 HOLDING COMPANY COST ALLOCATION POLICIES AND GUIDELINES means Telesis' methodology for allocating costs to its subsidiaries as of the date of this Agreement and as amended from time to time.

         1.7 INFORMATION means information, whether patentable or copyrightable, in written, oral or other tangible or intangible forms, including but not limited to studies, reports, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information.

         1.8 PACTEL GROUP means PacTel Corporation (or its successor) and its Affiliates immediately after the Separation (including but not limited to the entities which have been known prior to the Separation as PacTel Cellular, PacTel Paging, Pacific Telesis International and PacTel Services, including PacTel Services' subsidiaries Location Technologies, Inc., PacTel Teletrac International and PacTel Teletrac).

         1.9 PARTY collectively means the entities which are members of either the PacTel Group or the Telesis Group, as the case may be.

         1.10 PROPRIETARY INFORMATION means any Information which is a "trade secret" as defined in California Civil Code Section 3426.1(d), as it may be amended from time to time, and which if in a tangible form is clearly marked or otherwise indicated as being confidential or proprietary.

         1.11 RECORD  RETENTION   POLICY  means  Telesis'   "Record  Retention
Policy," as effective August 1, 1988, and as amended from time to time.

         1.12 Separation means the total and complete separation of the ownership of PacTel from Telesis that will occur at the Distribution.

         1.13 SEPARATION DATE means the date on which the Distribution and the Separation occur.

         1.14 SUBSIDIARY means any entity that is controlled by the entity in question. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

         1.15 TELESIS GROUP means Pacific Telesis Group (or its successor) and its Affiliates immediately after the Separation (including but not limited to the entities which have been known prior to the Separation as Pacific Bell, Nevada Bell, Pacific Bell Directory, Pacific Bell Information Services, PacTel Capital Resources, PacTel Capital Funding, PacTel Re Insurance Company, Inc., Pacific Telesis Group - Washington, Telesis Technologies Laboratory, Inc., PacTel Finance, PacTel Communications, PacTel Properties and PacTel Cable).



                                  ARTICLE II

                                  SEPARATION
                                  ----------

         2.1  SEPARATION.    The  Separation  shall  be  accomplished  by  the
Distribution to Telesis' shareholders of all of the outstanding stock of PacTel owned by Telesis on the Separation Date. The Separation is contingent on Telesis' (a) obtaining all necessary regulatory and tax reviews in a form satisfactory to Telesis and (b) determining that adequate equity financing is available for PacTel. If Telesis either (a) has not obtained such reviews or
(b) determines that such adequate equity financing is not available for PacTel, the Parties may, by mutual agreement, terminate this Agreement.

         2.2  COOPERATION.   Each  Party agrees  to cooperate  with the  other
Party, both before and after the Separation Date, to enable both Parties to implement the Separation, including but not limited to performing the obligations undertaken by the Parties under this Agreement. Such cooperation will include but is not limited to preparing and submitting required financial reports after the Separation Date which may relate to periods either before or after the Separation Date and executing such documents and doing such other acts or things as may be necessary to carry out the intent of this Agreement.

         2.3 CORPORATE AUTHORITY. Each Party represents, warrants and covenants that it has taken or will take, as appropriate, all necessary corporate actions to approve all actions required on its part to implement the Separation, including but not limited to (a) the approval by its Board of Directors of the terms of this Agreement, (b) the performance of such Party's obligations under this Agreement, and (c) the making of all registrations and filings and the undertaking of any other actions, whether before or after the Separation Date.

         2.4 EFFECTIVE DATE. When executed by both Telesis and PacTel, this Agreement shall be effective and binding on the Parties. The Separation shall be effective on the Separation Date.

         2.5 CONFLICT WITH OTHER AGREEMENTS. Each Party represents and warrants that none of the actions that it has taken or will take, including but not limited to the declaration and payment of dividends or other distributions in connection with the implementation of the Separation and the performance of its obligations under this Agreement, will violate either (a) the terms, conditions or provisions of its articles or certificate of incorporation or by-laws or of any agreement, indenture or other instrument to which it is a party or by which any of its assets are bound, or (b) the applicable legal requirements of any governmental authority having jurisdiction over such Party.



                                  ARTICLE III

                            EXCHANGE OF INFORMATION
                            -----------------------

         3.1 AGREEMENT FOR EXCHANGE OF INFORMATION. Each Party agrees to provide to the other Party, at any time before or after the Separation Date, on written request and on a reasonable schedule to be agreed on by the Parties, any Information in the possession or under the control of a Party which the requesting Party reasonably needs (a) to comply with reporting, filing or other requirements imposed on the requesting Party by a federal, state or local judicial, regulatory, administrative or taxing authority having jurisdiction over the requesting Party, (b) for use in any other judicial, regulatory, administrative or tax proceeding in which the requesting Party is involved, or (c) to enable the requesting Party to implement the Separation, including but not limited to performing its obligations under this Agreement.

         3.2 OWNERSHIP OF INFORMATION. Any Information owned by the Party that is provided to the requesting Party pursuant to Section 3.1 shall be deemed to remain the property of the providing Party. Nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

         3.3 COMPENSATION FOR PROVIDING INFORMATION. The Party requesting such Information agrees to reimburse the other Party for the reasonable costs, if any, of creating, gathering and copying such Information, to the extent that such costs are incurred for the benefit of the requesting Party. Except as may be otherwise specifically provided elsewhere in this Agreement or in any other agreement between the Parties, such costs shall be computed in accordance with the providing Party's standard methodology and procedures.

         3.4 RECORD RETENTION. To facilitate the possible exchange of Information pursuant to this Article III and other provisions of this Agreement after the Separation Date, the Parties agree to use their best efforts to comply with Telesis' Record Retention Policy with respect to all Information in their respective possession or control on the Separation Date. Neither Party will destroy any Information which the other Party may have the right to obtain pursuant to this Agreement prior to the expiration of the applicable retention period specified in such Record Retention Policy without first using its best efforts to notify the other Party of the proposed destruction and giving the other Party the opportunity to take possession of such Information prior to such destruction.

         3.5 LIMITATION OF LIABILITY. No Party shall have any liability to the other Party in the event that any Information exchanged or provided pursuant to this Agreement which is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate, in the absence of willful misconduct by the Party providing such Information.

         3.6 OTHER AGREEMENTS PROVIDING FOR EXCHANGE OF INFORMATION. The rights and obligations granted under this Article III are in addition to, and do not supersede, abridge or modify, any rights and obligations relating to the exchange of Information which are set forth elsewhere in this Agreement.



                                  ARTICLE IV

                     PROTECTION OF PROPRIETARY INFORMATION
                     -------------------------------------

         4.1 GENERAL. The provisions of this Article IV shall apply to any Proprietary Information of one Party (the "Disclosing Party"), that is provided pursuant to this Agreement or otherwise disclosed to the other Party (the "Receiving Party") in connection with the implementation of the Separation, whether before or after the Separation Date; provided, however, that notwithstanding any other provision of this Article IV, there shall be excluded from Information subject to this Article IV any information that is more specifically covered elsewhere in this Agreement or in any other agreement between the Parties that is specifically intended to survive the Separation (including any agreement entered into after the date of this Agreement).

         4.2  OBLIGATIONS  OF   RECEIVING  PARTY.     With  respect   to  such
Proprietary Information, the Receiving Party shall:

              a. hold such Information in confidence with the same degree of care with which the Receiving Party protects its own confidential and proprietary information;

              b. restrict disclosure of the Information solely to its employees, agents and contractors with a need to know such Information and advise those persons of their obligations hereunder with respect to such Information;

              c. use the Information only as needed for the purposes contemplated by this Agreement;

              d. except for the purposes contemplated by this Agreement, not copy or otherwise duplicate such Information or knowingly allow anyone else to copy or otherwise duplicate such Information; and

              e. on request and when such Information is no longer needed for purposes of this Agreement, promptly either return to the other Party all Information in a tangible form or certify to the Disclosing Party that it has destroyed such Information.

         4.3  LIMITATIONS ON  OBLIGATIONS OF  RECEIVING PARTY.   The Receiving
Party shall have no obligation to preserve the confidential or proprietary nature of any Information which:

              a. was previously known to the Receiving Party free of any obligation to keep it confidential at the time of its disclosure as evidenced by the Receiving Party's written records prepared prior to such disclosure; or

              b. is or becomes publicly known through no wrongful act of the Receiving Party; or

              c. is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such Information; or

              d.   is  independently  developed  by   an  employee,  agent  or
contractor of the Receiving Party who did not have any direct or indirect access to the Information; or

              e. is disclosed to a third person by the Disclosing Party without similar restrictions on such third person's rights; or

              f. is approved for release by written authorization of the Disclosing Party.

         4.4 PROTECTIVE ARRANGEMENTS. The Receiving Party agrees to notify the Disclosing Party of any demands to disclose or provide Proprietary Information of the Disclosing Party under lawful process prior to disclosing or providing such Information and agrees to cooperate in seeking any reasonable protective arrangements requested by the Disclosing Party. The Receiving Party may disclose or provide Proprietary Information of the Disclosing Party requested by a judicial, administrative or regulatory authority having jurisdiction over the Receiving Party, provided that (a) the Receiving Party uses its best efforts to obtain protective arrangements satisfactory to the Disclosing Party, and (b) the Disclosing Party may not unreasonably withhold approval of such protective arrangements.

         4.5 DURATION OF OBLIGATIONS. All obligations under this Agreement with respect to Proprietary Information shall survive the Separation.



                                   ARTICLE V

                                MUTUAL RELEASES
                                ---------------

         5.1 RELEASE OF PRE-SEPARATION LIABILITIES. Each Party does hereby for itself, its Affiliates, successors and assigns, remise, release and forever discharge the other Party, its Affiliates, successors and assigns and all persons who at any time prior to the Separation Date have been shareholders, directors, officers, agents or employees of the other Party or its Affiliates, and their heirs, executors, administrators and assigns, from any and all claims, debts, demands, actions, causes of action, suits, sum or sums of money, accounts, reckonings, bonds, specialties, indemnities, exonerations, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, executions and liabilities whatsoever (collectively, "Liability"), both at law and in equity, arising from any events on or before the Separation Date, including the transactions and all other activities to implement the Separation; provided, however, that nothing in this Section 5.1 shall release any Party from (a) any Liability, contingent or otherwise, transferred, assigned or allocated in accordance with this Agreement including but not limited to the liabilities covered by Appendix A (Employee Benefits Allocation), Appendix B (Tax Sharing), Appendix D (Contingent Liabilities) and Appendix G (Assignment of Assets and Liabilities), or (b) any Liability provided in or resulting from this Agreement or any agreement between the Parties not terminated pursuant to this Agreement or any other agreement between the Parties that is specifically intended to survive the Separation, or (c) any Liability for unpaid amounts for the sale, lease, construction or receipt of goods, property or services purchased, obtained or used by it in the ordinary course of business prior to the Separation Date, or (d) any Liability for unpaid amounts for products or services or refunds owing on products or services due on a value-received basis for work done at any Party's request or done on such Party's behalf, or
(e) any Liability that the Parties may have with respect to indemnification or contribution for claims brought against the Parties by third persons, which Liability shall be governed by the provisions of Appendix A (Employee Benefits Allocation), Appendix B (Tax Sharing) and Appendix C (Contingent Liabilities), or (f) any Liability the release of which would result in the release of any person other than a person released pursuant to this Section 5.1; provided, however, that the Parties agree not to bring suit against any person with respect to any Liability that would be released by this Section 5.1 but for the provisions of this clause (f).

         5.2 CIVIL CODE SECTION 1542. Each Party expressly waives any right or benefit available to it in any capacity under the provisions of Section 1542 of the California Civil Code, which provides:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must be materially affected his settlement with the debtor.



                                  ARTICLE VI

                                 COMPENSATION
                                 ------------

         Unless otherwise expressly provided elsewhere in this Agreement or by another written agreement between the Parties, all compensation payable by one Party to the other Party under this Agreement shall be computed in accordance with either Telesis' Affiliate Transactions - Policies, Guidelines and Reporting Requirements or the Holding Company Cost Allocation Methodology, whichever is applicable.

                                  ARTICLE VII

                                  ARBITRATION
                                  -----------

              7.1 AGREEMENT TO ARBITRATE. The Parties will use their respective best efforts to resolve by informal means any claim or controversy (collectively, "Dispute"), whether arising before or after the Separation Date, that relates to the Separation, including but not limited to any Disputes concerning the interpretation of this Agreement. If despite such best efforts the Parties are unable to resolve a Dispute by such informal means, the Parties agree to submit the Dispute to arbitration under the provisions of this Article VII.

         7.2 ARBITRATION. In the case of any Dispute subject to arbitration under this Article VII, a Party may demand in writing that the Dispute be resolved by binding arbitration. On such demand, the Dispute shall be decided by arbitrators in accordance with the rules set forth in this Article VII and the provisions of any applicable agreement between the Parties, including provisions relating to the choice of applicable law. The award rendered by the arbitrators shall be final, and judgment may be entered on it in accordance with applicable law in any court having jurisdiction over this Agreement. It is understood that the arbitration provisions of this Article VII shall be the sole remedies of the Parties under this Agreement with respect to Disputes relating to the Separation, including but not limited to any Disputes concerning the interpretation of this Agreement.

         7.3 DEMAND FOR ARBITRATION. The Party demanding the arbitration shall give notice of the demand for arbitration to the other Party. The demand for arbitration must be made within one year after the date on which the Party making the demand for arbitration became aware of the event which gave rise to the Dispute, and in no event may a claim be asserted if such a demand has not been filed within such one year period.

         7.4 ARBITRATORS. Unless otherwise agreed to in writing by the Parties, each Party shall designate an arbitrator within twenty business days after the demand for arbitration. If either Party fails to appoint an arbitrator within such time period, the other Party may apply to any court having jurisdiction over this Agreement to compel arbitration, and that court shall be empowered to select the failing Party's arbitrator. The two designated arbitrators shall then select a third arbitrator to complete the full arbitration panel within ten business days, or as otherwise agreed. If the arbitrators selected by each Party cannot agree on a third arbitrator within the applicable time limits, either Party may apply to any court having jurisdiction over this Agreement to select the third arbitrator, and that court shall be empowered to select the third arbitrator.

         7.5 DISCOVERY. A Party may submit a reasonable number of document production requests to the other Party in connection with an arbitration. In addition, a Party may take a reasonable number of depositions of the other Party in connection with an arbitration. Disputes concerning the scope and enforcement of the discovery requests shall be subject to agreement by the Parties or may be resolved by the arbitrators. All discovery requests shall be subject to the proprietary rights and rights of privilege of the Parties, and the arbitrators shall adopt reasonable procedures to protect such rights.

         7.6 HEARINGS. The arbitration panel shall commence hearings within 60 days after the selection of the panel, unless the Parties or the arbitration panel agree on a delayed schedule of hearings. Except where contrary to the provisions set forth in this Agreement, the rules of the American Arbitration Association ("AAA") for commercial arbitration shall be applied to all matters of procedure, including discovery; provided, however, that the arbitration shall not be conducted under the auspices of the AAA and the fee schedule of the AAA shall not necessarily apply. The arbitrators may obtain independent legal counsel to aid in their resolution of legal questions presented in the course of arbitration to the extent they consider that such counsel is necessary to the fair resolution of the Dispute and to the extent that it is economical to do so considering the financial consequences of the Dispute. If any Party fails or refuses to appear at and participate in an arbitration hearing after due notice, the arbitration panel may hear and determine the controversy on evidence produced by the appearing Party.

         7.7 ARBITRATION COSTS. The arbitration costs shall be borne equally by each Party, except that each Party shall be responsible for its own expenses and the costs of the arbitrator selected by it.

         7.8 CONTINUING PERFORMANCE. Unless otherwise agreed in writing, the Parties shall continue to perform all obligations and make all payments due under this Agreement in accordance with this Agreement during the course of any arbitration pursuant to the provisions of this Article VII. The obligations of the Parties to continue performance and make payments despite the existence of a Dispute shall be enforceable by any Party by application to any court having jurisdiction over this Agreement for an injunctive order requiring the immediate performance of such obligations as provided in the preceding sentence until such time as the Dispute is resolved as provided in this Article VII.



                                 ARTICLE VIII

                           POST-SEPARATION TRUE-UPS
                           ------------------------

              8.1  The Parties  recognize that it may be necessary to estimate the value as of the Separation Date of some Assets or liabilities being assigned or transferred under this Agreement. When these amounts become certain, the Parties will make a true-up of the original assignment or transfer. The Parties also recognize that errors or omissions may be made in the initial assignment or transfer of Assets and liabilities. When any such errors are discovered, the Parties will make a true-up of the original assignment or transfer.

         8.2 In addition, the Parties agree that after the Separation Date it will be necessary to settle certain accounts or other financial transactions between the Parties which relate to periods prior to the Separation Date and which are not specifically addressed elsewhere in this Agreement. As the amount of such settlements become known, the Parties will, at appropriate times, make true-ups of such accounts or other financial transactions.

         8.3  Except  as  the  Parties   may  otherwise  agree,  the  true-ups
described in Sections 8.1  and 8.2 will  be limited to items  as to which  the

Party requesting the true-up notifies the other Party in writing within one year after the Separation Date. True-ups made after the Separation Date will be settled in cash.

         8.4 Following one year after the Separation Date, any additional true-ups may be negotiated by the Parties.



                                  ARTICLE IX

                                 MISCELLANEOUS

         9.1 PUBLICITY. Neither Party shall refer to the post-Separation plans or business activities of the other Party in publicity releases, or in any similar external communications, without first securing the prior written approval of such other Party. After the Separation, neither Party shall express or imply the other Party's sponsorship or endorsement of a particular position or view in any external communication without first securing the prior written approval of such other Party.

         9.2 GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California, irrespective of the choice of laws principles of the State of California.

         9.3 ASSIGNABILITY. Neither Party shall assign its rights or delegate its duties under this Agreement without the written consent of the other Party. Any attempted assignment or delegation in contravention of this provision shall be void.

         9.4 THIRD PARTY BENEFICIARIES. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement are for the benefit of the Parties and not for any other person. This Agreement shall not provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

         9.5 NOTICES. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person, or (b) sent by FAX, cable, telegram or telex, or (c) deposited in the United States mail or private express mail, postage prepaid, addressed as follows:

         If to TELESIS, to:      General Counsel
                                 Pacific Telesis Group
                                 130 Kearny Street, Room 3713
                                 San Francisco, CA  94108


         If to PACTEL, to:       General Counsel
                                 PacTel Corporation
                                 2999 Oak Road, MS 800
                                 Walnut Creek, CA 94596

Either Party may, by notice to the other Party, change the address to which such notices are to be given.

         9.6 SEVERABILITY. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any of the provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         9.7 FORCE MAJEURE. Neither Party shall be deemed in default of this Agreement to the extent that any delay or failure in the performance of its obligations under this Agreement results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions or labor problems. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay.

         9.8 HEADINGS. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         9.9  SURVIVAL  OF  COVENANTS.    The  covenants  and  representations
contained in this Agreement, and liability for the breach of any obligations contained herein, shall survive the Separation.

         9.10 WAIVERS OF DEFAULT. Waiver by any Party of any default by the other Party shall not be deemed a waiver by the waiving Party of any other default, nor shall it prejudice the rights of the other Party.

         9.11 BINDING NATURE. This Agreement shall be binding on, and inure to the benefit of, the Parties and their respective Affiliates, successors and assigns.

         9.12 Authority. Each Party represents and warrants that the officer executing this Agreement on its behalf is duly authorized to so execute this Agreement on behalf of the Telesis Group or the PacTel Group, as the case may be.
         9.13 AMENDMENTS. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by either Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification.

         9.14 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the Parties with respect to the subject matter thereof and supersedes all prior agreements, writings, communications, negotiations, discussions and understandings.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.



PACIFIC TELESIS GROUP                 PACTEL CORPORATION

By: /s/ P. J. Quigley                 By: /s/ C. L. Cox
    __________________                    _________________

Title: Group President                Title: President & CEO
       ----------------                     ----------------

Date Signed: October 7, 1993          Date Signed: September 27, 1993



                              Appendix A Follows)

                                  APPENDIX A
                                  ----------

                                    to the

                             SEPARATION AGREEMENT

                                    between

                             PACIFIC TELESIS GROUP

                                      and

                              PACTEL CORPORATION


                         EMPLOYEE BENEFITS ALLOCATION
                         ----------------------------

                               TABLE OF CONTENTS
                               -----------------
                                                                Page
                                                                ----

SECTION 1 - DEFINITIONS . . . . . . . . . . . . . .. . . . .     A-4

SECTION 2 - PARTICIPATION, SERVICE AND
              COMPENSATION RECORDS . . . . . . . . . . . . .     A-7

SECTION 3 - ANNUAL REPORTS AND OTHER COMPLIANCE MATTERS. . .     A-7

SECTION 4 - TRANSFER OF QUALIFIED PENSION ASSETS AND
              LIABILITIES FROM TELESIS PLAN. . . . . . . . .     A-8

SECTION 5 - TRANSFER OF QUALIFIED PENSION ASSETS AND
              LIABILITIES FROM PACTEL PLAN . . . . . . . . .     A-9

SECTION 6 - TELESIS SUPPLEMENTAL PENSION PLANS . . . . . . .     A-9

SECTION 7 - TELESIS EXECUTIVE DEFERRAL PLAN  . . . . . . . .    A-11

SECTION 8 - TELESIS DIRECTORS' DEFERRAL PLAN . . . . . . . .    A-12

SECTION 9 - PACTEL DEFERRAL PLAN . . . . . . . . . . . . . .    A-12

SECTION 10 - LONG TERM INCENTIVE PLANS . . . . . . . . . . .    A-13

SECTION 11 - TELESIS STOCK OPTIONS AND SARS. . . . . . . . .    A-14

SECTION 12 - TELESIS DIRECTORS' RETIREMENT PLAN. . . . . . .    A-17

SECTION 13 - LIABILITY FOR RETIREE LIFE INSURANCE. . . . . .    A-18

SECTION 14 - LIABILITY FOR RETIREE MEDICAL AND
               DENTAL BENEFITS . . . . . . . . . . . . . . .    A-18

SECTION 15 - LIABILITY FOR ACCRUED COMPENSATED ABSENCES. . .    A-19

SECTION 16 - TRANSFERRED EMPLOYEES ON UNPAID LEAVES
               OR SHORT TERM DISABILITY . . . . .. . . . . .    A-19

SECTION 17 - LIABILITY FOR CERTAIN OTHER BENEFITS. . . . . .    A-20

SECTION 18 - DEFINED-CONTRIBUTION PLANS. . . . . . . . . . .    A-21

SECTION 19 - DEFINED-BENEFIT PLAN. . . . . . . . . . . . . .    A-21

SECTION 20 - INDEMNIFICATION . . . . . . . . . . . . . . . .    A-22

SECTION 21 - NO THIRD PERSON BENEFICIARIES . . . . . . . . .    A-23

SECTION 22 - PLAN AND TRUST DOCUMENTS. . . . . . . . . . . .    A-23

                               TABLE OF CONTENTS
                               -----------------
                                                                Page
                                                                ----

EXHIBIT A-6.5    -  METHODOLOGY AND ACTUARIAL
                    ASSUMPTIONS - TELESIS SUPPLEMENTAL
                    PENSION PLANS . . . . . . . . . . . . .     A-24

EXHIBIT A-7.3    -  METHODOLOGY AND ACTUARIAL
                    ASSUMPTIONS - TELESIS EXECUTIVE
                    DEFERRAL PLAN . . . . . . . . . . . . .     A-26

EXHIBIT A-12.2   -  METHODOLOGY AND ACTUARIAL
                    ASSUMPTIONS - TELESIS DIRECTORS'
                    DEFERRAL PLAN . . . . . . . . . . . . .     A-28

EXHIBIT A-13.2   -  METHODOLOGY AND ACTUARIAL
                    ASSUMPTIONS - RETIREE LIFE
                    INSURANCE . . . . . . . . . . . . . . .     A-30

                         EMPLOYEE BENEFITS ALLOCATION

SECTION 1 - DEFINITIONS
- -----------------------

The following terms, and other terms defined in this Appendix and elsewhere in this Agreement, have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1  CODE means the Internal Revenue Code of 1986, as amended.

         1.2 COMMITTEE means the Compensation and Personnel Committee of Telesis' Board of Directors.

         1.3  DIRECTORS'  DEFERRAL  PLAN  means  the  Pacific  Telesis   Group
Deferred Compensation Plan for Non-Employee Directors, as amended from time to time prior to the Separation Date.

         1.4  DIRECTORS'  DEFERRAL   PLAN  TRUST   means  the  grantor   trust
established pursuant to Trust Agreement No. 2, dated as of June 27, 1988, between Telesis and Bank of America National Trust and Savings Association, and between Telesis and Bankers Trust Company as successor Trustee as of September 1, 1993.

         1.5 DIRECTORS' RETIREMENT PLAN means the Pacific Telesis Group Outside Directors' Retirement Plan, as amended from time to time prior to the Separation Date.

         1.6 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

         1.7 EXCHANGE RATIO means a fraction. The numerator of such fraction shall be the arithmetic mean of the closing prices of Telesis Common reported on the New York Stock Exchange Composite Transactions Tape for the Valuation Period. The denominator of such fraction shall be the arithmetic mean of the closing prices of PacTel Common reported on the New York Stock Exchange Composite Transactions Tape for the Valuation Period.

         1.8 MANDATORY PORTABILITY AGREEMENT means the Mandatory Portability Agreement, dated as of January 1, 1985, among Ameritech Corporation, American Telephone and Telegraph Company, Bell Atlantic Corporation, Bell Communications Research, Inc., BellSouth Corporation, Cincinnati Bell Telephone Company, NYNEX Corporation, Pacific Telesis Group, The Southern New England Telephone Company, Southwestern Bell Corporation and U S West, Inc., as amended from time to time.

         1.9 MASTER PENSION TRUSTS means the tax-exempt trust funds in which the assets of the PacTel Pension Plan and the Telesis Pension Plans are held and invested on a commingled basis.

         1.10 PACTEL ACTUARY means an actuary selected by PacTel.

         1.11 PACTEL COMMON means the common stock of PacTel.

         1.12 PACTEL DEFERRAL PLAN means the PacTel Corporation Deferred Compensation Plan, as amended from time to time prior to the Separation Date.

         1.13 PACTEL GRANTOR TRUST means a grantor trust established pursuant to a trust agreement between PacTel and a corporate trustee selected by PacTel.

         1.14 PACTEL INDEMNITEES means (a) all members of the PacTel Group and all of their shareholders, directors, officers, employees and agents and
(b) all employee benefit plans maintained by any member of the PacTel Group and all of their fiduciaries and agents.

         1.15 PACTEL LTIP means the PacTel Corporation Long-Term Incentive Plan, as amended from time to time prior to the Separation Date.

         1.16 PACTEL  OPTION  means an  option  that  entitles  the holder  to
purchase  PacTel Common.   A  PacTel Option  may, but  need not,  include SARs
pertaining to an equal number of shares of PacTel Common.

         1.17 PACTEL OPTIONEE/TELESIS OPTION means an option which entitles the holder to purchase Telesis Common and which Telesis has issued before the Separation to (a) an individual who was a member of Telesis' Board of Directors at the time of grant and who is a member of PacTel's Board of Directors immediately after the Separation, (b) a Post-Separation PacTel Employee or (c) a Post-Separation PacTel Retiree. A PacTel Optionee/Telesis Option may, but need not, include SARs pertaining to an equal number of shares of Telesis Common.

         1.18 PACTEL PENSION PLAN means the PacTel Corporation Employees Pension Plan, as amended from time to time prior to the Separation Date.

         1.19 PACTEL VEBA means a voluntary employees' beneficiary association which PacTel causes to be formed and which is intended to be tax-exempt under section 501(c)(9) of the Code.

         1.20 POST-SEPARATION PACTEL EMPLOYEE means an employee, including but not limited to an employee on a company-approved leave or on short term disability benefits, who (a) immediately before the Separation is employed either by a member of the Telesis Group or by a member of the PacTel Group and
(b)  immediately after the  Separation is employed  by a member  of the PacTel
Group.

         1.21 POST-SEPARATION PACTEL RETIREE means a former employee who immediately after the Separation is receiving or is eligible to receive service pension benefits under the PacTel Pension Plan.

         1.22 POST-SEPARATION TELESIS EMPLOYEE means an employee, including but not limited to an employee on a company-approved leave or on short term disability benefits, who (a) immediately before the Separation is employed either by a member of the Telesis Group or by a member of the PacTel Group and
(b) immediately  after the Separation is  employed by a member  of the Telesis
Group.

         1.23 POST-SEPARATION TELESIS RETIREE means a former employee who immediately after the Separation is receiving or is eligible to receive service pension benefits under a Telesis Pension Plan.

         1.24 SAR means the right to receive cash or shares of stock (or a combination of both) with an aggregate value equal to the difference between the exercise price specified in the applicable stock option agreement and the fair market value of one share of the underlying stock at the time of exercise.

         1.25 SEC means the Securities and Exchange Commission.

         1.26 SUPPLEMENTAL   PENSION  PLAN   TRUST  means   a  grantor   trust
established pursuant to a trust agreement between Telesis and a corporate trustee selected by Telesis.

         1.27 TELESIS ACTUARY means an actuary selected by Telesis.

         1.28 TELESIS COMMON means the common stock of Telesis.

         1.29 TELESIS EXECUTIVE DEFERRAL PLAN means the Pacific Telesis Group Executive Deferral Plan, as amended from time to time prior to the Separation Date.

         1.30 TELESIS EXECUTIVE DEFERRAL PLAN TRUST means the grantor trust established pursuant to Trust Agreement No. 1, dated as of June 27, 1988, between Telesis and Bank of America National Trust and Savings Association, and between Telesis and Bankers Trust Company as successor Trustee as of September 1, 1993.

         1.31 TELESIS INDEMNITEES means (a) all members of the Telesis Group and all of their shareholders, directors, officers, employees and agents and
(b) all employee benefit plans maintained by any member of the Telesis Group and all of their fiduciaries and agents.

         1.32 TELESIS LTIP means the Pacific Telesis Group Senior Management Long Term Incentive Plan, as amended from time to time prior to the Separation Date.

         1.33 TELESIS NONSALARIED PENSION PLAN means the Pacific Telesis Group Pension Plan, as amended from time to time prior to the Separation Date, other than the component thereof that provides benefits not intended to qualify under section 401(a) of the Code.

         1.34 TELESIS OPTIONEE/TELESIS OPTION means an option which entitles the holder to purchase Telesis Common and which Telesis has issued before the Separation to (a) an individual who was a member of Telesis' Board of Directors at the time of grant and who is not a member of PacTel's Board of Directors immediately after the Separation, (b) a Post-Separation Telesis Employee or (c) a Post-Separation Telesis Retiree. A Telesis Optionee/Telesis Option may, but need not, include SARs pertaining to an equal number of shares of Telesis Common.

         1.35 TELESIS PENSION PLANS means the Telesis Salaried Pension Plan and the Telesis Nonsalaried Pension Plan.

         1.36 TELESIS SALARIED PENSION PLAN means the Pacific Telesis Group Pension Plan for Salaried Employees, as amended from time to time prior to the Separation Date, other than the components thereof that provide benefits not intended to qualify under section 401(a) of the Code.

         1.37 TELESIS SUPPLEMENTAL PLANS means the Pacific Telesis Group Executive Nonqualified Pension Plan, the Pacific Telesis Group Mid-Career Pension Plan and the Pacific Telesis Group Supplemental Executive Retirement Plan, all as amended from time to time prior to the Separation Date.

         1.38 VALUATION PERIOD means the last 10 trading days on which Telesis Common is still traded with the right to receive shares of PacTel Common in the Distribution.

         1.39 VEBA I means the Pacific Telesis Group Basic and Supplementary Death Benefit Trust, established under an agreement dated as of April 1, 1988, between Telesis and The Northern Trust Company, as amended from time to time, and intended to be a voluntary employees' beneficiary association under section 501(c)(9) of the Code.

SECTION 2 - PARTICIPATION, SERVICE AND COMPENSATION RECORDS
- -----------------------------------------------------------

         2.1 RECORDS PROVIDED UPON REQUEST. Within a reasonable time after a Party has made a written request, the other Party shall provide to the Party making the request copies of such participation, service, compensation and other records and files as the Party making the request reasonably requires
(a) to administer any employee benefit plan for whose administration it is responsible or (b) to satisfy any reporting, disclosure or other requirements imposed by law or regulation. Such requirements include but are not limited to the reporting and disclosure requirements of ERISA, the benefit or contribution limitations of section 415 of the Code, and the identification of "highly compensated employees" under section 414(q) of the Code and "leased employees" under section 414(n) of the Code.

         2.2 RECORDS PROVIDED AUTOMATICALLY. Not later than 90 days after the Separation Date, each Party shall provide to the other Party copies of complete and accurate participation, service and compensation records pertaining to all active or former employees of the first Party who, immediately after the Separation Date, participate as active employees in any employee benefit plan maintained by the second Party. In addition, not later than 90 days after the Separation Date, Telesis shall provide PacTel with copies of annual reports, its legal files and its other office files that are necessary or related to the design or administration of PacTel benefit plans.

         2.3 INFORMATION HELD BY THIRD PERSONS. To the extent that any information required to be provided by a Party under this Section 2 is in the possession of a third person independent of such Party, the Party making the request for such information and the other Party shall cooperate and jointly use their best efforts to obtain such information from the third person. A Party shall not be responsible for the third person's failure to make such information available if such Party has used its best efforts to obtain such information.

SECTION 3 - ANNUAL REPORTS AND OTHER COMPLIANCE MATTERS
- -------------------------------------------------------

         3.1 REPORTING REQUIREMENTS. For calendar years commencing before the Separation Date, Telesis shall prepare and file (or cause to be prepared and filed) all Form 5500 annual reports and related schedules, all PBGC Forms ES-1 or 1, all notices of asset transfers and actuarial certifications, and any other forms required to be filed for the employee benefit plans maintained by members of the PacTel Group before the Separation. Telesis shall prepare and distribute to participants (or cause to be prepared and distributed) all summary annual reports required to be distributed for calendar years commencing before the Separation Date for the employee benefit plans maintained by members of the Telesis Group or the PacTel Group before the Separation. PacTel shall furnish to Telesis in a timely manner such information as Telesis may reasonably request in order to prepare and file or distribute the reports and forms described in this Section 3.1. For calendar years commencing on or after the Separation Date, each Party shall be responsible for the preparation and filing or distribution of all required reports and forms for the employee benefit plans it sponsors.

         3.2  NONDISCRIMINATION  TESTING.    Telesis shall  perform  all tests
required to be performed in order to determine whether the qualified retirement plans maintained by members of the PacTel Group before the Separation satisfy the nondiscrimination standards of the Code for calendar years commencing before the Separation Date. Such standards include but are not limited to the standards set forth in sections 105(h), 125, 401(a)(4), 410(b), 401(k) and 401(m) of the Code. PacTel shall furnish to Telesis in a timely manner such information as Telesis may reasonably request in order to perform such tests. For calendar years commencing on or after the Separation Date, each Party shall perform all nondiscrimination tests for the employee benefit plans it sponsors.

SECTION 4 -  TRANSFER OF QUALIFIED PENSION ASSETS AND LIABILITIES
- ----------------------------------------------------------------
              FROM TELESIS PLAN
              -----------------

         4.1 TRANSFER OF ASSETS. In the case of each Post-Separation PacTel Employee for whom assets have not already been transferred from the applicable Telesis Pension Plan to the PacTel Pension Plan as of the Separation Date pursuant to the provisions of section 8.4 of such Telesis Pension Plan, such provisions shall apply and Telesis shall cause the trustee of such Telesis Pension Plan to transfer an amount determined pursuant to section 414(l)(2) of the Code to the trustee of the PacTel Pension Plan. Such transfer shall be made effective as of a time immediately prior to the Separation in the manner prescribed by the applicable Telesis Pension Plan and section 414(l)(2) of the Code (without regard to the exception in section 414(l)(2)(D)(ii) of the
Code).   Once  such transfer  has been  made, the  sole and  exclusive respon-
sibility for providing the benefits accrued by Post-Separation PacTel Employees under the Telesis Pension Plans as of the Separation Date shall be that of the PacTel Pension Plan and the PacTel Group.

         4.2 OTHER TELESIS EMPLOYEES WHO BECOME PACTEL EMPLOYEES POST SEPARATION. The foregoing provisions of this Section 4 shall apply only to Post-Separation PacTel Employees. In the case of employees who are not covered by the Mandatory Portability Agreement, and who become employed by a member of the PacTel Group after the Separation, no assets or liabilities shall be transferred from a Telesis Pension Plan to the PacTel Pension Plan. In the case of any employees who are covered by the Mandatory Portability Agreement, and who become employed by a member of the PacTel Group after the Separation, the provisions of the Mandatory Portability Agreement shall apply.

SECTION 5 -  TRANSFER OF QUALIFIED PENSION ASSETS AND LIABILITIES
- ----------------------------------------------------------------
              FROM PACTEL PLAN
              ----------------

         5.1 TRANSFER OF ASSETS. In the case of each Post-Separation Telesis Employee for whom assets have not already been transferred from the PacTel Pension Plan to the applicable Telesis Pension Plan as of the Separation Date pursuant to the provisions of section 8.01(a) of the PacTel Pension Plan, such provisions shall apply and PacTel shall cause the trustee of the PacTel Pension Plan to transfer an amount determined pursuant to section 414(l)(2) of the Code to the trustee of the applicable Telesis Pension Plan. Such transfer shall be made effective as of a time immediately prior to the Separation in the manner prescribed by the PacTel Pension Plan and section 414(l)(2) of the Code (without regard to the exception in section 414(l)(2)(D)(ii) of the Code). Once such transfer has been made, the sole and exclusive responsibi-lity for providing the benefits accrued by Post-Separation Telesis Employees under the PacTel Pension Plan as of the Separation Date shall be that of the applicable Telesis Pension Plan and the Telesis Group.

         5.2 OTHER PACTEL EMPLOYEES WHO BECOME TELESIS EMPLOYEES POST SEPARATION. The foregoing provisions of this Section 5 shall apply only to Post-Separation Telesis Employees. In the case of employees who are not covered by the Mandatory Portability Agreement, and who become employed by a member of the Telesis Group after the Separation, no assets or liabilities shall be transferred from the PacTel Pension Plan to a Telesis Pension Plan. The applicable Telesis Pension Plan shall recognize the service completed by such employees with members of the PacTel Group before the Separation for eligibility for participation and vesting, but only to the extent required by the terms of such Telesis Pension Plan at the time of such employment or by the Code or ERISA. In the case of any employees who are covered by the Mandatory Portability Agreement, and who become employed by a member of the Telesis Group after the Separation, the provisions of the Mandatory Porta-bility Agreement shall apply.

         5.3 PACTEL EMPLOYEES COVERED BY MPA. If a Post-Separation PacTel Employee who is covered by the Mandatory Portability Agreement becomes employed by another employer which is not a member of the PacTel Group but which is covered by the Mandatory Portability Agreement, then PacTel shall cause the PacTel Pension Plan to transfer assets and liabilities to such other employer's pension plan as required by the Mandatory Portability Agreement.

              5.4 MERIDIAN. In the case of PacTel Meridian Systems employees who are participating in the PacTel Pension Plan, PacTel and Telesis shall take any action deemed necessary to meet the Parties' obligations under any current or future agreement with Northern Telecom Inc.

SECTION 6 - TELESIS SUPPLEMENTAL PENSION PLANS
- ----------------------------------------------

         6.1 PACTEL PLANS AND TRUST. Effective as of the Separation Date, PacTel shall establish one or more nonqualified supplemental pension plans. Such plans, collectively, shall provide supplemental benefits for each Post-Separation PacTel Employee which are not less than the supplemental benefits (if any) accrued by such Post-Separation PacTel Employee who has not terminated under the Telesis Supplemental Plans as of the Separation Date.

Not later than the Separation Date, PacTel shall establish a PacTel Grantor Trust. Such PacTel Grantor Trust shall have a corporate trustee independent of PacTel and shall be designed to constitute a grantor trust under the Code.

         6.2 BENEFIT PAYMENTS PENDING TRANSFERS OF ASSETS. The appropriate member of the Telesis Group shall make current benefit payments to Post-Separation PacTel Employees, if required by the provisions of the Telesis Supplemental Plans, between the Separation Date and the date of the final asset transfer described in Section 6.6 below.

         6.3 INTEREST ADJUSTMENTS. Prior to each asset transfer described in Sections 6.4 and 6.6 below, the amount of assets to be transferred shall be credited with interest, at a rate to be determined mutually by the Telesis Actuary and the PacTel Actuary, from the Separation Date to the date of such asset transfer and shall be reduced by any benefit payments made pursuant to
Section 6.2 above (adjusted for interest from the date of payment to the date of asset transfer).

         6.4 PARTIAL TRANSFER OF ASSETS. Not later than 30 days after the Separation Date, Telesis shall request the Telesis Actuary to estimate the present value of the accrued benefits of the Post-Separation PacTel Employees who have not terminated under the Telesis Supplemental Plans as of the Separation Date. As soon as practicable after the estimate is determined, assets equal to at least 75% of such estimate (as adjusted for interest pursuant to Section 6.3 above) shall be transferred by Telesis or by the trustee of the Supplemental Pension Plan Trust (as Telesis shall direct) to PacTel or to the trustee of the corresponding PacTel Grantor Trust (as PacTel shall direct). Such transfer shall be made in the form of (a) corporate-owned life insurance policies, (b) marketable securities, (c) cash in good funds or
(d) any combination of the foregoing, as Telesis shall direct.

         6.5 ACTUARIAL VALUATION. As soon as reasonably practicable after the Separation Date, Telesis shall request the Telesis Actuary to determine and certify as correct the present value of the accrued benefits of the Post-Separation PacTel Employees under the Telesis Supplemental Plans as of the Separation Date. Such present value shall be calculated based on the actuarial assumptions and methodology set forth in the attached Exhibit A-6.5, and on the Post-Separation PacTel Employees' compensation and service prior to the Separation Date. PacTel shall have the right to request the PacTel Actuary to verify the accuracy of the calculation of such present value. The amount of such present value, as certified by the Telesis Actuary, shall be final, conclusive and binding on Telesis and PacTel unless within 30 days after delivery by the Telesis Actuary to the PacTel Actuary of the certification, together with supporting information reasonably requested by the PacTel Actuary, PacTel notifies Telesis that it disagrees with the valuation. If PacTel's disagreement is not resolved to the mutual satisfaction of the Parties within 30 days after Telesis received written notification of the disagreement (or within such longer period as the Parties may mutually agree to), either Party may elect to have the calculation submitted for resolution to a third, independent actuary appointed mutually by the Parties. The determination of such independent actuary shall be final, conclusive and binding. The fees and expenses of any independent actuary so appointed shall be shared equally by the Parties.

         6.6 FINAL TRANSFER OF ASSETS. As soon as reasonably practicable after the final determination of the present value of the accrued benefits of the Post-Separation PacTel Employees who have not terminated under the Telesis Supplemental Plans as of the Separation Date pursuant to Section 6.5 above, an amount of assets equal to the excess of such present value over the amounts already transferred pursuant to Section 6.4 above or paid as benefits under
Section 6.2 above (all as adjusted for interest pursuant to Section 6.3 above) shall be transferred by Telesis or by the trustee of the Supplemental Pension Plan Trust (as Telesis shall direct) to PacTel or to the trustee of the corresponding PacTel Grantor Trust (as PacTel shall direct). Such transfer shall be made in the form of (a) corporate-owned life insurance policies, (b) marketable securities, (c) cash in good funds or (d) any combination of the foregoing, as Telesis shall direct. Once such transfer has been made, the sole and exclusive responsibility for providing the benefits accrued by the Post-Separation PacTel Employees who have not terminated under the Telesis
Supplemental  Plans as  of the  Separation Date  shall be  that of  the PacTel
Group.

SECTION 7 - TELESIS EXECUTIVE DEFERRAL PLAN
- -------------------------------------------

         7.1 LIABILITY FOR PAYMENT OF DEFERRED COMPENSATION. Telesis shall be solely and exclusively responsible for providing the benefits accrued as of the Separation Date under the Telesis Executive Deferral Plan by all Post-Separation PacTel Employees who are participants in such plan. To the extent that members of the PacTel Group are found responsible for any such benefits by a court of competent jurisdiction, Section 20.2 below shall apply.

         7.2 TRUST. After the Separation, the members of the PacTel Group that participated in the Telesis Executive Deferral Plan before the Separation shall be deemed to have withdrawn from participation in, and shall be treated as "Former Employers" under, the Telesis Executive Deferral Plan Trust. Not later than 90 days after the Separation Date, the Committee shall promulgate written directions to the trustee of such trust pertaining to the disposition of the percentage interests in the assets of such trust which are attributable to members of the PacTel Group, in accordance with the provisions of the Telesis Executive Deferral Plan Trust and this Appendix.

         7.3 PAYMENT BY PACTEL TO TELESIS. Not later than 90 days after the Separation Date, PacTel shall pay to Telesis in cash an amount equal to the present value of all unpaid benefits under the Telesis Executive Deferral Plan that are attributable to service with members of the PacTel Group prior to the Separation Date, reduced by the present value of all amounts previously paid to Telesis or to the Telesis Executive Deferral Plan Trust by members of the PacTel Group on account of such benefits, and increased by the present value of any amount paid (or by the value of any assets transferred) to members of the PacTel Group by the Telesis Executive Deferral Plan Trust under Sec-tion 7.2 above. Such present values, including interest on payments made after the Separation Date, shall be calculated based on the interest assumptions and methodology set forth in the attached Exhibit A-7.3.

         7.4 EMPLOYEE TERMINATIONS. A Post-Separation PacTel Employee shall not be entitled to a distribution from the Telesis Executive Deferral Plan on account of termination of employment until he or she separates from employment with the PacTel Group. If a Post-Separation PacTel Employee duly filed a distribution election under the Telesis Executive Deferral Plan that refers to his or her termination of employment, then such election shall be construed to refer to the termination of his or her employment with the PacTel Group.

PacTel shall promptly notify Telesis of any termination of employment by such Post-Separation PacTel Employee. In all other respects, a Post-Separation PacTel Employee shall be treated under the Telesis Executive Deferral Plan as a former employee of Telesis. Not later than 60 days after the Separation Date, Telesis shall provide to PacTel a complete list of all Post-Separation PacTel Employees who have benefits accrued under the Telesis Executive Deferral Plan.

SECTION 8 - TELESIS DIRECTORS' DEFERRAL PLAN
- --------------------------------------------

         8.1 LIABILITY FOR PAYMENT OF DEFERRED COMPENSATION. Telesis shall be solely and exclusively responsible for providing the benefits accrued as of the Separation Date under the Directors' Deferral Plan by all individuals who are participants in such plan.

         8.2 DIRECTOR TERMINATIONS. A member of Telesis' Board of Directors who becomes a member of PacTel's Board of Directors on or before the Separation Date shall not be entitled to a distribution from the Directors' Deferral Plan on account of termination of service until his or her service on PacTel's Board of Directors ends. If such an individual duly filed a distribution election under the Directors' Deferral Plan that refers to his or her termination of service, then such election shall be construed to refer to the termination of his or her service as a member of PacTel's Board of Directors. PacTel shall promptly notify Telesis of any termination of service by such individual. In all other respects, such individual shall be treated under the Directors' Deferral Plan as a former member of Telesis' Board of Directors.

SECTION 9 - PACTEL DEFERRAL PLAN
- --------------------------------

         9.1 LIABILITY FOR PAYMENT OF DEFERRED COMPENSATION. PacTel shall be solely and exclusively responsible for providing the benefits accrued as of the Separation Date under the PacTel Deferral Plan by all PacTel Group employees, former PacTel Group employees and Post-Separation Telesis Employees who were participants in such plan prior to Separation. To the extent that members of the Telesis Group are found responsible for any such benefits by a court of competent jurisdiction, Section 20.1 below shall apply.

         9.2 EMPLOYEE TERMINATIONS. A Post-Separation Telesis Employee shall not be entitled to a distribution from the PacTel Deferral Plan on account of termination of employment until he or she separates from employment with the Telesis Group. If a Post-Separation Telesis Employee duly filed a distribution election under the PacTel Deferral Plan that refers to his or her termination of employment, then such election shall be construed to refer to the termination of his or her employment with the Telesis Group. Telesis shall promptly notify PacTel of any termination of employment by such Post-Separation Telesis Employee. In all other respects, such Post-Separation Telesis Employee shall be treated under the PacTel Deferral Plan as a former employee of PacTel. Not later than 60 days after the Separation Date, PacTel shall provide to Telesis a complete list of all Post-Separation Telesis Employees who have benefits accrued under the PacTel Deferral Plan.

SECTION 10 - LONG TERM INCENTIVE PLANS
- --------------------------------------

         10.1 TERMINATION OF OLD PACTEL INCENTIVE PLANS. Effective as of the Separation Date, PacTel shall terminate the PacTel LTIP. The awards accrued under such plan as of the termination date shall be canceled, except as provided in Section 10.2 below.

         10.2 TREATMENT OF LTIP AWARDS OF PACTEL EMPLOYEES. The awards made to Post-Separation PacTel Employees under the Telesis LTIP and the PacTel LTIP for the three-year performance cycles that have not ended on or before the Separation Date (the "Open Cycles") shall be converted into awards relating to PacTel Common. The awards for those portions of the Open Cycles which are completed as of the Separation Date shall be settled on the basis of the actual results achieved under the applicable performance measures as of the last day of the month or calendar quarter (as Telesis shall determine at the time of Separation) coinciding with or next preceding the Separation Date. Settlement shall be made in the form of equivalent restricted shares of PacTel Common granted by PacTel. Restricted shares granted in lieu of awards for the Open Cycles shall vest when such awards would have been paid absent conversion under this Section 10.2; provided that restricted shares shall vest at such earlier times as may be provided under the applicable plan for the units or awards that were replaced by such restricted shares. Awards for the uncompleted portions of the Open Cycles, and the dividend equivalents that would have been paid with respect to such awards, shall be replaced by equivalent options to purchase PacTel Common, which shall become exercisable when such awards would have been paid absent conversion under this
Section 10.2. The number of options to be granted shall be calculated as determined mutually by the Parties. All grants under this Section 10.2 shall be made as of the Separation Date.

         10.3 PAYMENT BY TELESIS TO PACTEL. Not later than 60 days after the Separation Date, Telesis shall pay to PacTel an amount equal to the cost of awards earned for those portions of the Open Cycles which are completed under the Telesis LTIP as of the Separation Date for Post-Separation PacTel Employees who transferred from the Telesis Group to the PacTel Group on or before the Separation Date.

         10.4 TRANSFER OF INFORMATION CONCERNING ACCRUED TELESIS AWARDS. Not later than 60 days after the Separation Date, Telesis shall provide to PacTel a complete list of all Post-Separation PacTel Employees who hold awards under the Telesis LTIP, showing for each holder of such an award (a) such holder's name and Social Security number, (b) the number of restricted shares of PacTel Common to be granted to such holder under Section 10.2 above, (c) the number of options to purchase shares of PacTel Common to be granted to such holder under Section 10.2 above, and (d) the vesting dates of such restricted shares and options.

         10.5 DOCUMENTATION OF SUBSTITUTED SHARES AND OPTIONS. Within a reasonable period after the Separation Date, PacTel shall issue to each Post-Separation PacTel Employee who held an award under the Telesis LTIP the appropriate documents evidencing the substitution of restricted shares of PacTel Common and PacTel Options for such award, as provided in Section 10.2 above.

         10.6 REGISTRATION OF SUBSTITUTED SHARES AND OPTIONS. PacTel shall file with the SEC a registration statement on SEC Form S-8 prior to the
Separation Date. Such registration statement shall cover the restricted shares of PacTel Common granted under Section 10.2 above and the shares of PacTel Common issuable upon the exercise of the PacTel Options granted under
Section 10.2 above. PacTel shall take any additional actions required to cause such shares to be registered under the Securities Act of 1933 and to maintain such registration in effect, through post-effective amendments or otherwise, until the exercise or expiration of all of such PacTel Options. PacTel shall also take any actions required to cause such shares to be listed on the New York Stock Exchange and to maintain the listing in effect until the issuance of all of such shares.

         10.7 TREATMENT OF TELESIS LTIP AWARDS OF TELESIS EMPLOYEES. The awards made to Post-Separation Telesis Employees under the Telesis LTIP for the Open Cycles shall be administered pursuant to the Telesis LTIP. To the extent that the amount of such awards depends on the financial results of members of the PacTel Group, such results shall be determined as of the Separation Date. PacTel shall provide to Telesis such information as Telesis reasonably requires to determine such results and administer such awards.

         10.8 PAYMENT BY PACTEL TO TELESIS. Not later than 60 days after the Separation Date, PacTel shall pay to Telesis an amount equal to the cost of Telesis LTIP awards earned as of the Separation Date for those portions of the Open Cycles which are completed as of the Separation Date for Post-Separation Telesis Employees who, during the applicable Open Cycle, were employed by a member of the PacTel Group.

         10.9 PACTEL LTIP. PacTel shall be solely and exclusively responsible for awards under the PacTel LTIP.

SECTION 11 - TELESIS STOCK OPTIONS AND SARS
- -------------------------------------------

         11.1 TRANSFER OF INFORMATION CONCERNING PACTEL OPTIONEE/ TELESIS OPTIONS. No later than 30 days before the then scheduled Separation Date, Telesis shall provide to PacTel a complete list of all holders of unexercised PacTel Optionee/Telesis Options, showing for each holder of an unexercised PacTel Optionee/Telesis Option (a) such holder's name and Social Security number, (b) the date of grant of such option, (c) the number of shares of Telesis Common still subject to such option, (d) the exercise price under such option, (e) the vesting schedule and expiration date of such option, and
(f) all other material terms and conditions of such option. Not later than 30 days after the Separation Date, Telesis shall provide to PacTel the information specified in clauses (a), (b), (c) and (d) of the preceding sentence with respect to PacTel Optionee/Telesis Options exercised within the 30-day period before the Separation Date.

         11.2 SUBSTITUTION OF PACTEL OPTIONEE/TELESIS OPTIONS BY PACTEL. As of the Separation Date, PacTel shall substitute an option to purchase PacTel Common for each PacTel Optionee/Telesis Option. Each PacTel Option substituted by PacTel under this Section 11.2 shall continue to be subject to substantially the same terms and conditions set forth in such PacTel Optionee/Telesis Option, except that:

              (a) Such substituted PacTel Option shall cover a number of whole shares of PacTel Common equal to the product of the number of shares of Telesis Common that were subject to such PacTel Optionee/Telesis Option multiplied by the Exchange Ratio, rounded up to the nearest whole number of shares of PacTel Common; and

              (b) The exercise price per share for the shares of PacTel Common issuable on the exercise of such substituted PacTel Option shall be equal to:

                     (i) The arithmetic mean of the per share closing prices of PacTel Common reported on the New York Stock Exchange Composite Transactions Tape for the Valuation Period; minus
                    (ii) The quotient determined by dividing (A) the aggregate pre-Distribution option spread by (B) the number of whole shares of PacTel Common calculated under Subsection (a) above.

Such aggregate pre-Distribution option spread shall be equal to the excess of the aggregate fair market value of all shares of Telesis Common subject to such PacTel Optionee/Telesis Option over the aggregate exercise price under such PacTel Optionee/Telesis Option. Such aggregate fair market value shall be determined on the basis of the arithmetic mean of the closing prices of Telesis Common reported on the New York Stock Exchange Composite Transactions Tape for the Valuation Period.
Each PacTel Option substituted by PacTel under this Section 11.2 shall include SARs if the original PacTel Optionee/Telesis Option included SARs.

              11.3 DOCUMENTATION OF SUBSTITUTED OPTIONS. Within a reasonable period after the Separation Date, PacTel shall issue to each holder of an out-standing PacTel Optionee/Telesis Option a document evidencing the substitution of a PacTel Option for such PacTel Optionee/Telesis Option, as provided in
Section 11.2 above.

         11.4 REGISTRATION REQUIREMENTS FOR SUBSTITUTED OPTIONS. PacTel shall file with the SEC a registration statement on SEC Form S-8 prior to the Separation Date. Such registration statement shall cover the shares of PacTel Common issuable upon the exercise of the substituted PacTel Options. PacTel shall take any additional actions required to cause such shares to be registered under the Securities Act of 1933 and to maintain such registration in effect, through post-effective amendments or otherwise, until the exercise or expiration of all such PacTel Options. PacTel shall also take any actions required to cause such shares to be listed on the New York Stock Exchange and to maintain the listing in effect until the exercise or expiration of all of the substituted PacTel Options.

         11.5 ENHANCEMENT OF TELESIS OPTIONEE/TELESIS OPTIONS BY TELESIS. Prior to the Separation Date, and effective as of the Separation Date, Telesis shall supplement each Telesis Optionee/ Telesis Option with an option to purchase PacTel Common from Telesis (or a trust established by Telesis). Each PacTel Option granted by Telesis under this Section 11.5 shall cover the same number of PacTel shares that would have been distributed with respect to Telesis Common had the Telesis Optionee/Telesis Option been exercised prior to the Valuation Period, and shall be subject to substantially the same terms and conditions set forth in such Telesis Optionee/Telesis Option, except that the per share exercise price for the shares of PacTel Common issuable on the exercise of such PacTel Option shall be equal to the quotient determined by dividing the exercise price per share of Telesis Common at which such Telesis Optionee/Telesis Option was exercisable before the Separation Date by the Exchange Ratio. Each PacTel Option granted by Telesis under this Section 11.5 shall include SARs if the original Telesis Optionee/Telesis Option included SARs.

         11.6 DOCUMENTATION AND ADMINISTRATION OF ADD-ON OPTIONS. Within a reasonable period after the Separation Date, Telesis shall issue to each holder of an outstanding Telesis Optionee/Telesis Option a document evidencing the addition of a PacTel Option to such Telesis Optionee/Telesis Option, as provided in Section 11.5 above. Except as provided in Section 11.7 below with respect to securities law requirements, Telesis shall be solely responsible for the administration of the PacTel Options granted to the holders of Telesis Optionee/Telesis Options, including but not limited to the acquisition of shares of PacTel Common and the transfer of such shares upon the exercise of such options.

         11.7 REGISTRATION AND BLUE SKY REQUIREMENTS FOR ADD-ON OPTIONS. PacTel shall file with the SEC a registration statement on SEC Form S-8 prior to the Separation Date. Such registration statement shall cover the shares of PacTel Common to be transferred by Telesis (or a trust established by Telesis) upon the exercise of the PacTel Options granted by Telesis to the holders of Telesis Optionee/Telesis Options. PacTel shall take any additional actions required to cause such shares to be registered under the Securities Act of 1933 and to maintain such registration in effect, through post-effective amendments or otherwise, until the exercise or expiration of all such PacTel Options. PacTel shall be solely responsible for complying with the requirements of Rule 428 of the SEC with respect to the shares of PacTel Common registered on SEC Form S-8 pursuant to this Section 11.7, except to the extent that Telesis agrees in writing to assume the responsibility for meeting one or more of such requirements. PacTel shall take any actions required to cause such shares to be listed on the New York Stock Exchange and to maintain the listing in effect until the exercise or expiration of all of the PacTel Options. PacTel shall also take any actions required by state "Blue Sky" laws with respect the PacTel Options granted to the holders of Telesis Optionee/Te-lesis Options and the shares of PacTel Common to be transferred upon the exercise of such PacTel Options, except to the extent that Telesis agrees in writing to assume the responsibility for complying with one or more of such laws. Telesis shall pay, or reimburse PacTel, at fair market value for services performed for Telesis by PacTel after the Separation Date under this
Section 11.7. The Parties agree that the fair market value of services performed for Telesis will be equal to costs that would not otherwise have been incurred by PacTel absent the requirements of this Section 11.7, plus 10%. This Section 11.7 shall not apply to the extent that Telesis, in its sole judgment, determines that the registration requirements of the Securities Exchange Act of 1933, the New York Stock Exchange listing requirements or the state "Blue Sky" laws do not apply to the shares of PacTel Common to be transferred upon the exercise of the PacTel Options granted to the holders of Telesis Optionee/Telesis Options. Telesis shall notify PacTel in writing of such determination.

         11.8 TRANSFER OF INFORMATION CONCERNING ADD-ON OPTIONS. Telesis shall provide to PacTel a complete list of all holders of unexercised PacTel Options granted by Telesis under Section 11.5 above whenever PacTel reasonably requires such list in order to comply with the requirements of Rule 428 of the SEC or other applicable requirements of law. Such list shall show for each holder of an unexercised PacTel Option such holder's name, Social Security number and address and shall include such other information as PacTel may reasonably require in order to comply with the requirements of Rule 428 of the SEC or other applicable requirements of law.

              11.9 TAX DEDUCTION FOR ADD-ON OPTIONS. PacTel shall not claim a deduction for federal, state or local income tax purposes with respect to the transfer of shares of PacTel Common upon the exercise of the PacTel Options granted to the holders of Telesis Optionee/Telesis Options (to the extent Telesis is able to claim any such deduction).

         11.10 SAR ACCOUNTING PROCEDURES FOR TRANSFERRING EMPLOYEES. SARs with respect to employees who transfer between any member of the Telesis Group and the PacTel Group on or before the Separation Date shall be handled, for purposes of accounting and compensation to the receiving company, under the procedures customarily followed prior to the Separation Date (which included transfer of liability and corresponding assets), provided that any such payments shall be made no later than 90 days after the Separation Date.

SECTION 12 - TELESIS DIRECTORS' RETIREMENT PLAN
- -----------------------------------------------

         12.1 PACTEL PLAN. Effective as of the Separation Date, PacTel shall establish a directors' retirement plan. Such plan shall provide retirement benefits for each individual who participated in the Directors' Retirement Plan before the Separation Date and who is a non-employee member of PacTel's Board of Directors immediately after the Separation Date. Such plan shall provide retirement benefits which are not less than the retirement benefits accrued by such individual under the Directors' Retirement Plan as of the Separation Date.

              12.2 ACTUARIAL VALUATION. As soon as reasonably practicable after the Separation Date, Telesis shall request the Telesis Actuary to determine and certify as correct the present value of the accrued benefits of the individuals who are members of PacTel's Board of Directors immediately after the Separation Date and who have accrued benefits under the Directors' Retirement Plan as of the Separation Date. Such present value shall be calculated based on the assumptions and methodology set forth in the attached Exhibit A-12.2. The provisions of Section 6.5 above shall apply in the event that PacTel requests a review of the Telesis Actuary's determination.

         12.3 ASSET TRANSFER. As soon as reasonably practicable after the determination of the present value of the accrued benefits of the PacTel directors under the Directors' Retirement Plan as of the Separation Date pursuant to Section 12.2 above, an amount of assets equal to such present value (as adjusted for interest pursuant to Section 6.3 above) shall be transferred by Telesis to PacTel or to the trustee of any corresponding PacTel Grantor Trust, as PacTel shall direct. Such transfer shall be made in any form permitted under Section 6.6 above. Once such transfer has been made, the sole and exclusive responsibility for providing the benefits accrued by PacTel directors under the Directors' Retirement Plan as of the Separation Date shall be that of the PacTel Group.

SECTION 13 - LIABILITY FOR RETIREE LIFE INSURANCE
- -------------------------------------------------

         13.1 PACTEL VEBA. Not later than the Separation Date, PacTel shall establish the PacTel VEBA. The PacTel VEBA shall have a corporate trustee independent of PacTel and shall be designed to constitute a tax-exempt voluntary employees' beneficiary association under section 501(c)(9) of the Code.

         13.2 TRANSFER OF ASSETS. Effective as of a time immediately prior to the Separation, or, if later, as of such date the PacTel VEBA is issued a favorable determination by the Internal Revenue Service of its status as an exempt trust under Code section 501(c)(9), Telesis shall cause an amount of assets to be transferred by the trustee of VEBA I to the trustee of the PacTel VEBA. Such amount shall be equal to a portion of the total value of the assets of VEBA I attributable to the Retirement Funding Account under Group Policy 6336 as of the Separation Date. Such portion shall represent those liabilities for post-retirement death benefits under the plan associated with VEBA I (as of the Separation Date) which are attributable to Post-Separation PacTel Employees who transferred from the Telesis Group to the PacTel Group as a result of the Separation (as designated by Telesis), reduced by those liabilities for post-retirement death benefits (as of the Separation Date) which are attributable to Post-Separation Telesis Employees who transferred from the PacTel Group to the Telesis Group as a result of the Separation (as designated by PacTel). The amount of assets to be transferred shall be deter-mined jointly by the Telesis Actuary and the PacTel Actuary, based on the actuarial assumptions and methodology set forth in the attached Exhibit A-13.2. If any disagreement between the Telesis Actuary and the PacTel Actuary is not resolved to the mutual satisfaction of the Parties within 30 days after written notification of such disagreement was given by one Party to the other Party (or within such longer period as the Parties may mutually agree to), either Party may elect to have the calculation submitted for resolution to a third, independent actuary appointed mutually by the Parties. The determination of such independent actuary shall be final, conclusive and binding. The fees and expenses of any independent actuary so appointed shall be shared equally by the Parties. Prior to the asset transfer described in this Section 13.2, the amount of assets to be transferred shall be credited with interest, at a rate determined jointly by the Telesis Actuary and the PacTel Actuary, from the Separation Date to the date of such asset transfer. Such asset transfer shall be made in the form of (a) marketable securities, (b) cash in good funds or (c) any combination of the foregoing, as Telesis and PacTel shall jointly determine. Once such asset transfer has been made, the sole and exclusive responsibility for providing post-retirement group life insurance benefits to Post-Separation PacTel Employees shall be that of the PacTel Group and the PacTel VEBA.

SECTION 14 - LIABILITY FOR RETIREE MEDICAL AND DENTAL BENEFITS
- --------------------------------------------------------------

         In the case of an employee who transfers between any member of the Telesis Group and any member of the PacTel Group on or before the Separation Date, the new employer shall have the sole and exclusive responsibility for the employee's retiree medical and dental benefits (if any).

SECTION 15 - LIABILITY FOR ACCRUED COMPENSATED ABSENCES
- -------------------------------------------------------

         In the case of an employee who transfers between any member of the Telesis Group and any member of the PacTel Group on or before the Separation Date, the earned but unused days of compensated absence to which the employee is entitled at the time of the transfer shall be assumed by his or her new employer to the extent that such earned but unused days are recognized under the new employer's compensated-absence policy. To the extent that such earned but unused days are not recognized under the new employer's compensated-absence policy, such days shall be canceled as of the date of the transfer and the employee shall be compensated therefor in cash by his or her old employer. Within 90 days after the Separation Date, the old employer shall reimburse the new employer in cash for the liability of all days of compensated absence that the new employer assumes from the old employer. The liability shall be determined by multiplying the employee's daily basic rate of pay at the date of transfer by the number of compensated absence days assumed by the new employer.

SECTION 16 -  TRANSFERRED EMPLOYEES ON UNPAID LEAVES OR SHORT TERM
- ------------------------------------------------------------------
              DISABILITY
              ----------

         16.1 UNPAID LEAVES. In the case of an employee who transfers between any member of the Telesis Group and any member of the PacTel Group on or before the Separation Date and while on an unpaid leave of absence, with a right to return to employment at the expiration of such leave, the employee shall be entitled to continue the unpaid leave of absence under the new employer's leave of absence policies for a period up to the maximum duration established under the new employer's policies for the type of leave that is most similar to the leave granted by the old employer, provided that the maximum duration of the leave (counting both the period before the transfer and the period thereafter) shall not exceed the maximum duration established for the employee's leave by the old employer. To the extent that continued welfare benefits are required by law for employees on unpaid leaves of absence who transfer on or after August 5, 1993, the new employer shall assume any liability for such benefits remaining as of the date of the transfer, and the old employer shall reimburse the new employer for the new employer's assumption of such liability.

         16.2 SHORT TERM DISABILITY. In the case of an employee who transfers between any member of the Telesis Group and any member of the PacTel Group on or before the Separation Date and while receiving short term disability benefits under the employer's short term disability benefits plan, the employee shall be entitled to short term disability benefits under the new employer's plan as of the date of transfer for a period up to the maximum duration established for short term disability benefits under the new employer's plan, provided that the maximum duration of the short term disability benefits (counting both the period before the transfer and the period thereafter) shall not exceed the maximum duration established for short term disability benefits under the old employer's plan.

         16.3 PAYMENT. The old employer shall reimburse the new employer in cash for the estimated present value of short term disability benefits paid or expected to be paid by the new employer and for the estimated present value of welfare benefits provided or expected to be provided to such employee during the expected period of absence from work after the transfer, as determined by the plan administrator of the old employer's plan based on a medical evaluation acceptable to such plan administrator. Payment for such amounts shall be made in cash within 90 days after the Separation Date.

SECTION 17 - LIABILITY FOR CERTAIN OTHER BENEFITS
- -------------------------------------------------

         17.1 TUITION ASSISTANCE. Post-Separation PacTel Employees and Post-Separation Telesis Employees who received approval for an educational course pursuant to the old employer's educational assistance or tuition aid plan, but who have not completed the current semester's course work before transferring to the new employer, shall be eligible for reimbursement from the new employer (based on the amount reimbursable under the old employer's plan) if the following conditions are met:

                    (a) The employee must request reimbursement from the new employer.

                    (b)   The employee  must have  completed the
              course and otherwise met the requirements for reimbursement under the old employer's plan.

Not later than 90 days after the Separation Date, the old employer shall advise the new employer of those employees who may become eligible for tuition assistance under this Section 18, and the old employer shall pay the new employer the estimated dollar amount that would be reimbursable to such employees if such employees meet the above conditions after Separation. Any further reimbursement shall be made pursuant to the application procedures and limitations of the new employer's plan.

         17.2 HOME RELOCATION COSTS. Post-Separation PacTel Employees and Post-Separation Telesis Employees shall be eligible for relocation benefits if they meet the requirements for receiving benefits under the relocation policy of the receiving company. Hardship situations shall be considered on a case-by-case basis.

         17.3 TEAM AWARDS, STIP AND OTHER BONUSES. Team awards, short term incentive plan awards and other bonuses for employees who transfer between any member of the Telesis Group and any member of the PacTel Group on or before the Separation Date, earned with respect to any portion of the year before the employee's transfer, shall be paid on a pro rata basis (based on year end results) by the new employer. Within 30 days after the close of the year the Separation occurs, the old employer shall provide the new employer with information sufficient to determine the amount of such award. Such amounts shall be paid at the time the award would normally be paid had the employee not transferred. Within 90 days after the Separation Date, the old employer shall reimburse the new employer for an amount equal to an estimate of such awards based on actual results as of the month end immediately preceding the Separation Date.

SECTION 18 - DEFINED-CONTRIBUTION PLANS
- ---------------------------------------

         18.1 TRANSFER OF PLAN SPONSORSHIP. Effective as of the Separation Date, Telesis shall transfer to PacTel, and PacTel shall accept, the sponsorship of the PacTel Corporation Retirement Plan.

         18.2 NEW INVESTMENT FUNDS UNDER THE SAVINGS PLANS. Effective as of the Separation Date, new investment funds shall be added under each of the PacTel Corporation Retirement Plan, the Pacific Telesis Group Supplemental Retirement and Savings Plan for Salaried Employees and the Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees. The new investment funds shall consist of the shares of PacTel Common that each plan receives as of the Separation Date.

         18.3 CONVERSION OF NEW PACTEL STOCK IN LESOP AND ESOP. Shares of PacTel Common received by the Pacific Telesis Group Employee Stock Ownership Plan or the Pacific Telesis Group Supplemental Retirement and Savings Plan for Salaried and Nonsalaried Employees (Leveraged ESOP) shall be transferred or rolled over (as appropriate) to the new investment funds for shares of PacTel Common under the plan maintained by the employing company or shall be distributed to the plan participant (as elected by the plan participant) or, in the absence of such election, shall be converted into Telesis Common to the extent permitted by applicable law and the terms of the plan.

SECTION 19 - DEFINED-BENEFIT PLAN
- ---------------------------------

         19.1 TRANSFER OF  PLAN SPONSORSHIP.   Effective as of  the Separation
Date, Telesis shall transfer to PacTel, and PacTel shall accept, the sponsorship of the PacTel Pension Plan.

         19.2 NEW PENSION TRUST. Not later than the Separation Date, PacTel shall establish one or more separate tax-exempt trusts for the PacTel Pension Plan and shall assume full responsibility for acting as "named fiduciary," establishing a funding policy and allocating the responsibility for managing the investment of plan assets among PacTel, the new trustee, any investment managers appointed by PacTel or any individual or group designated to act on PacTel's behalf.

         19.3 INITIAL PARTITION AND TRANSFER OF ASSETS. Not later than 30 days before the then-scheduled Separation Date, Telesis shall request The Northern Trust Company and Bank of America N.T.& S.A. to estimate, as of the close of the calendar quarter next preceding the Separation Date, the portion of the Master Pension Trusts which is attributable to the PacTel Pension Plan. As soon as practicable after the estimate is determined, but not earlier than the Separation Date, assets equal to at least 95% of such estimate (as adjusted for interest pursuant to Section 19.5 below) shall be transferred by one or both of the trustees of the Master Pension Trusts, as Telesis shall direct, to the new trustee or trustees of the PacTel Pension Plan. Such transfer shall be made in the form of (a) marketable securities, (b) cash in good funds or (c) any combination of the foregoing, as Telesis and PacTel shall jointly determine.

         19.4 FINAL  PARTITION AND TRANSFER OF ASSETS.   In the event that the

Separation Date occurs on a date other than the last day of a plan year, Telesis shall request an audit of the Master Pension Trusts to be conducted by an independent auditor for the period between the close of the plan year next preceding the Separation Date and the Separation Date. Not later than 90 days after the completion by an independent auditor of the audit of the Master Pension Trusts for the plan year (or short plan year, if applicable) ending on the Separation Date, assets equal to the excess of the portion of the Master Pension Trusts which was attributable to the PacTel Pension Plan as of the Separation Date over the amount already transferred under Section 19.3 above (both as adjusted for interest pursuant to Section 19.5 below) shall be transferred by one or both of the trustees of the Master Pension Trusts, as Telesis shall direct, to the new trustee or trustees of the PacTel Pension Plan. In the event that the amount already transferred under Section 19.3 above exceeds the portion of the Master Pension Trusts which was attributable to the PacTel Pension Plan as of the Separation Date, the excess (as adjusted for interest pursuant to Section 19.5 below) shall be transferred by the new trustee or trustees of the PacTel Pension Plan to the trustees of the Master Pension Trusts not later than 90 days after the completion of such audit of the Master Pension Trusts. The transfer shall be made in the form of
(a) marketable securities, (b) cash in good funds or (c) any combination of the foregoing, as Telesis and PacTel shall jointly determine.

         19.5 INTEREST ADJUSTMENTS. Prior to each asset transfer described in Sections 19.3 and 19.4 above, the amount of assets to be transferred shall be credited with interest, at a rate equal to the FASB discount rate, from the Separation Date to the date of such asset transfer.

         19.6 ADMINISTRATIVE FEES, PENALTIES AND TAXES. Not later than 90 days after the completion by an independent auditor of the first audit of the Master Pension Trusts after the Separation, PacTel shall pay (or cause the new trustee or trustees of the PacTel Pension Plan to pay) the PacTel Pension Plan's pro rata share of the Master Pension Trusts' reasonable administrative expenses that were incurred but not paid before the Separation Date. The determination of the PacTel Pension Plan's pro rata share shall be based on such audit. In addition, PacTel shall pay (or cause the new trustee or trustees of the PacTel Pension Plan to pay) the PacTel Pension Plan's share of any income or excise taxes, penalties, premiums or other charges that are attributable to periods before the Separation Date but were not paid before the Separation Date. Such payment shall be made by PacTel within 90 days after Telesis provides notice of an assessment to PacTel. Telesis shall pay (or cause the trustees of the Master Pension Trusts to pay) to PacTel (or to the new trustee or trustees of the PacTel Pension Plan) the PacTel Pension Plan's share of any refunds of income or excise taxes, penalties, premiums or other charges that are attributable to periods before the Separation Date. Such payment shall be made by Telesis within 90 days after receipt by Telesis of a refund.

SECTION 20 - INDEMNIFICATION
- ----------------------------

              20.1 PACTEL. PacTel shall indemnify and hold the Telesis Indemnitees harmless from and against all claims, expenses (including but not limited to reasonable attorneys' fees), damages, loss and liability arising out of (a) the employment of any employees with members of the PacTel Group or with PacTel Meridian Systems before or after the Separation, (b) errors or omissions in any records, data or information provided by PacTel to Telesis under this Appendix, (c) the participation by Post-Separation PacTel Employees in the Telesis Supplemental Plans, (d) the participation by members of PacTel's Board of Directors in the Directors' Retirement Plan, and (e) the participation by Post-Separation Telesis Employees in the PacTel Deferral Plan.

         20.2 TELESIS. Telesis shall indemnify and hold the PacTel Indemnitees harmless from and against all claims, expenses (including but not limited to reasonable attorneys' fees), damages, loss and liability arising out of (a) the employment of any employees by members of the Telesis Group before or after the Separation, (b) errors or omissions in any records, data or information provided by Telesis to PacTel under this Appendix, (c) the participation by former PacTel Group employees who are Post-Separation Telesis Employees in the Telesis Supplemental Plans, (d) the Telesis Executive Deferral Plan, and (e) the Directors' Deferral Plan.

SECTION 21 - NO THIRD PERSON BENEFICIARIES
- ------------------------------------------

         No Post-Separation PacTel Employee, no Post-Separation Telesis Employee, no person with a claim derived from a Post-Separation PacTel Employee or Post-Separation Telesis Employee, no former employee of a member of the Telesis Group or PacTel Group, and no other person (excluding the Parties) shall be entitled to assert any claim based on this Appendix against a member of the Telesis Group or PacTel Group or their respective shareholders, directors, officers, employees or agents.

SECTION 22 - PLAN AND TRUST DOCUMENTS
- -------------------------------------

         The Parties shall amend existing plan texts and trust agreements and establish new plans and trusts, as necessary to carry out the purposes of this Appendix.


                            (Exhibit A-6.5 Follows)

                                 EXHIBIT A-6.5
                                 -------------

                     METHODOLOGY AND ACTUARIAL ASSUMPTIONS
                     -------------------------------------

                      TELESIS SUPPLEMENTAL PENSION PLANS
                      ----------------------------------

Methodology:

The participants' total net accrued benefits as of the Separation Date shall be determined by the Telesis Executive Compensation and Pacific Bell Retiree Services Departments, in accordance with the Pacific Telesis Group Mid-Career Pension Plan, Executive Nonqualified Pension Plan, Supplemental Executive Retirement Plan, and the Pension Plan for Salaried Employees (Qualified Plan). With three exceptions as indicated below, service and compensation for this purpose shall be determined as of the Separation Date, as if retirement with a service pension or termination with a deferred vested pension were occurring at that time.

The exceptions are as follows: (1) any early retirement reduction factors shall be ignored, (2) the eligibility requirement under the Minimum Pension provision of the Executive Nonqualified Pension Plan shall be ignored, and (3) the Minimum Pension under the Executive Nonqualified Pension Plan shall be multiplied by years of service as an Officer (not to exceed ten), and then divided by ten (where years of service shall be defined the same as under the existing Plan).

Each participant's present value of total net accrued benefits shall be the product of the total net accrued benefit and the actuarial present value factor for a deferred annuity, determined for that participant based on whole age nearest birthday as of the Separation Date and the assumed retirement age specified in the actuarial assumptions set forth below. Any transfer of assets occurring after the Separation Date shall be adjusted with interest which is compounded at the effective annual rate stated below (Interest Adjustments).

It is assumed that PacTel will record the compensation expense and reflect the tax deduction for actual benefit payments as they become due under these plans. Therefore, the present value of total net accrued benefits computed above shall be multiplied by a factor of .59 (equal to 100% minus the combined corporate income tax rate of 41%) to adjust such present value to an after-tax amount.

Actuarial Assumptions:

The present value factor shall be based on two sets of assumptions:


Pre-retirement:
- ---------------

Interest:5.9% after-tax expected long-term asset performance, as determined by PTG Investment Management Department

Termination: None

              Disability:    None

              Mortality:     None

              Retirement:    Age 60  or such other  age as specified  for each
                             individual  for  purposes   of  determining   the
                             addition  of assets  to the  Supplemental Pension
                             Plan Trust.

         Post-retirement:
         ---------------

              Interest:      5.9%    after-tax   expected    long-term   asset
                             performance,  as  determined  by  PTG  Investment
                             Management Department

              Mortality:     UP84 Table, with age set back two years

Interest Adjustments:        The effective annual interest rate to be used for
                             interest adjustments shall be the FASB discount rate in effect during the period.






                            (Exhibit A-7.3 Follows)

                                 EXHIBIT A-7.3
                                 -------------

                     METHODOLOGY AND ACTUARIAL ASSUMPTIONS
                     -------------------------------------

                        TELESIS EXECUTIVE DEFERRAL PLAN
                        -------------------------------

Methodology:

Future cash flows from each participant's deferrals and distribution elections shall be computed using the Deferral Crediting rates below, and aggregated to develop the total expected stream of benefit cash flows. This stream of cash flows shall be discounted over the total benefit payment period at the Discount Interest rate set forth below to compute the present value of all unpaid benefits. Interest Adjustments shall be compounded at the effective annual rate stated below; Deferral Crediting Interest shall be compounded annually at the rate stated below.

It is assumed that Telesis will record the compensation expense and reflect the tax deduction for actual benefit payments as they become due under this plan. Therefore, the present value of all unpaid benefits computed above shall be multiplied by a factor of .59 (equal to 100% minus the combined corporate income tax rate of 41%) to adjust such present value to an after-tax amount.

Actuarial Assumptions:

         Deferral
         Crediting Interest: FOR  EXECUTIVES WHO  HAVE TERMINATED  FROM EITHER
                             TELESIS OR PACTEL BEFORE AGE 55 AS OF THE SEPARATION DATE:
                             12-Month Average of the 10-Year Treasury Note Rate in effect each period in which interest is credited - this rate as of the Separation Date shall be applied after such date

                             FOR ALL OTHER EXECUTIVES:
                             Moody's Average Corporate Bond Rate + 4% in effect each period in which interest is credited for Original Deferrals occurring 1/1/85-12/31/91
                             - this rate as of the Separation Date shall be applied after such date; 13% in 1990 and 1991, 12% in 1992, 11% in 1993, and 10% thereafter for Extended Deferrals occurring after 12/31/89

         Discount Interest:  5.9%    after-tax   expected    long-term   asset
                             performance,  as  determined  by  PTG  Investment
                             Management Department

              Termination:   N/A

              Disability:    N/A

              Mortality:     N/A

              Receipt Date:  As specified by individual  irrevocable election, assuming retirement or termination at age 60, or such other age as specified for each individual for purposes of determining the addition of assets to the Supplemental Pension Plan Trust.

Interest Adjustments:        Interest on  payments by PacTel to  Telesis after
                             the Separation Date shall be the FASB discount rate in effect during the period.






                           (Exhibit A-12.2 Follows)

                                EXHIBIT A-12.2
                                --------------

                     METHODOLOGY AND ACTUARIAL ASSUMPTIONS
                     -------------------------------------

                       TELESIS DIRECTORS' DEFERRAL PLAN
                       --------------------------------
Methodology:

Each participant's accrued benefit shall be determined by the Telesis Corporate Secretary's Group in accordance with the Pacific Telesis Group Outside Directors' Retirement Plan. The Plan shall be followed, based on years of service as of the Separation Date.

Each participant's present value of accrued benefits shall be the product of the accrued benefit and the actuarial present value factor, determined for that participant based on whole age nearest birthday as of the Separation Date. Any transfer of assets occurring after the Separation Date shall be adjusted with Interest which is compounded at the effective annual rate stated below.

It is assumed that PacTel will record the compensation expense and reflect the tax deduction for actual benefit payments as they become due under this plan. Therefore, the present value of accrued benefits computed above shall be multiplied by a factor of .59 (equal to 100% minus the combined corporate income tax rate of 41%) to adjust such present value to an after-tax amount.

Actuarial Assumptions:

The present value factor shall be based on two sets of assumptions:

         Pre-retirement:
         --------------

              Interest:          59% of the FASB discount rate in effect as of
                                 the Separation Date

              Termination:   None

              Disability:    None

              Mortality:     None

              Retirement:    Age 70

         Post-retirement:
         ---------------

              Interest:          59% of the FASB discount rate in effect as of
                                 the Separation Date

              Mortality:     UP84 Table, with age set back two years

Interest Adjustments:        The  interest  rate  to   be  used  for  interest
                             adjustments shall be the FASB discount rate in effect during the period.






                           (Exhibit A-13.2 Follows)

                                EXHIBIT A-13.2
                                --------------

                     METHODOLOGY AND ACTUARIAL ASSUMPTIONS
                     ------------------------------------

                            RETIREE LIFE INSURANCE
                            ----------------------

Methodology:

The present value of accrued benefits in accordance with the American Academy of Actuaries Interpretation 2 shall be determined by the Telesis Actuarial Services Division for the following groups of participants as of the December 31 prior to, or coincident with, the Separation Date: (1) Post-Separation PacTel Employees who transferred from the Telesis Group to the PacTel Group as a result of the Separation, (2) Post-Separation Telesis Employees who transferred from the PacTel Group to the Telesis Group as a result of the Separation, and (3) all participants covered by Group Policy 6336, including the above groups. A fraction, based on the present values of the groups as indicated below, shall be applied to the total assets of VEBA I attributable to the Retirement Funding Account under Group Policy 6336 as of the December 31 prior to, or coincident with the Separation Date:

                    [ (1) - (2) ] / (3).

The result shall be PacTel's share of VEBA I assets for retiree life insurance purposes. The asset transfer amount shall be updated with interest, as defined below, from the December 31 on which the above calculations take place to the date of actual transfer.

Actuarial Assumptions:

The actuarial assumptions which shall be used to determine the present value of accrued benefits are those set forth in the 1993 Actuarial Reports for the Pacific Telesis Group Pension Plan and the Pacific Telesis Group Pension Plan for Salaried Employees.

The interest rate used to update PacTel's share of VEBA I assets shall be the FASB discount rate in effect during the period between the time of calculation and the time of transfer. Interest shall be compounded on an effective annual basis.






                             (Appendix B Follows)

                                  APPENDIX B
                                  ----------

                                    to the

                             SEPARATION AGREEMENT

                                    between

                             PACIFIC TELESIS GROUP

                                      and

                              PACTEL CORPORATION






                                  TAX SHARING
                                  -----------

                                  TAX SHARING
                                  -----------


                               TABLE OF CONTENTS

                                                                Page
                                                                ----

SECTION 1  -  DEFINITIONS . . . . . . . . . . . . . . . . . .    B-3

SECTION 2  -  TAX ALLOCATION. . . . . . . . . . . . . . . . .    B-3

SECTION 3  -  ADJUSTMENTS TO TAX LIABILITY. . . . . . . . . .    B-5

SECTION 4  -  PREPARATION AND FILING OF RETURNS . . . . . . .    B-6

SECTION 5  -  AUDITS, ADJUSTMENTS AND REFUND CLAIMS . . . . .    B-7

                                  TAX SHARING
                                  -----------

SECTION 1 - DEFINITIONS
- -----------------------

The following terms and other terms defined in this Appendix and elsewhere in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1  CODE means the Internal Revenue Code of 1986, as amended.

         1.2 COMBINED RETURN means any combined or consolidated return or report used in the determination of a state income tax liability.

         1.3  IRS means the United States Internal Revenue Service.

         1.4 STATE INCOME TAX means any state income tax or franchise tax determined on the basis of net income.

         1.5 TAXABLE YEAR means the year on the basis of which taxable income is computed.

         1.6  TREASURY means the United States Department of the Treasury.

SECTION 2 - TAX ALLOCATION
- --------------------------

         2.1  TAX ALLOCATION PRINCIPLES.

              2.1.1 ALLOCATION AND PAYMENT. The Parties agree to allocate and pay their respective shares of federal and state income taxes as provided in this Appendix. Payments to tax authorities and between the Parties, as the case may be, shall be made in accordance with such tax allocations.

              2.1.2 FEDERAL INCOME TAXES. For each taxable period ending before or including the Separation Date for which Telesis filed or will file a consolidated federal income tax return which includes the PacTel Group, the consolidated return group's federal income tax liability (including refunds and deficiencies) shall be allocated between the Telesis Group and the PacTel Group in accordance with Treasury Regulations sections 1.1552-1(a)(1) and 1.1502-33(d)(2)(ii). The fixed percentage under Treasury Regulations section 1.1502-33(d)(2)(ii)(b) shall be 100 percent.

              2.1.3 STATE INCOME TAXES. For each taxable period (or portion thereof) beginning after 1991 and ending before or including the Separation Date for which the liability of the members of the Telesis Group and the PacTel Group is determined on a combined return basis which includes members of both the Telesis Group and the PacTel Group, the Groups' state income tax liability in a particular state shall be allocated between the Telesis Group and the PacTel Group as follows:

                    2.1.3.1  Each  Group  shall  be  treated  as   a  separate
taxpayer.

                    2.1.3.2 If both Groups have positive taxable income for a period, then the actual tax liability of the Groups shall be allocated between the Groups in proportion to each Group's state taxable income (after apportionment to the state as if each Group were a separate taxpayer).

                    2.1.3.3 If one Group has taxable income and the other Group has a taxable loss for a period in which the combined Groups have a positive tax liability, then the actual tax liability of the combined Groups shall be allocated to the profitable Group. In addition, that profitable Group shall pay to the other Group an amount equal to lesser of (a) the product of the other Group's taxable loss and the statutory tax rate, or (b) the excess of the profitable Group's stand-alone tax liability over the actual combined tax liability of the Groups.

                    2.1.3.4 Refunds and deficiencies for any year (including years beginning before 1992) shall be allocated in the same manner as the tax liability and benefits for that year were allocated. Payments between the Parties for tax liabilities and benefits shall be made to reflect a reallocation of tax liabilities or benefits for that year due to payment of a deficiency or receipt of a refund. Such payments shall be made within 15 days after payment of a deficiency or receipt of a refund for that taxable year.

              2.1.4 Tax Attributes. Tax attributes determined on a consolidated basis for years ending before or including the Separation Date shall be allocated to members of the Telesis Group and the PacTel Group in accordance with the Code and Treasury Regulations (and any applicable state law or regulation). Telesis and PacTel shall jointly determine the amounts of such attributes as of the Separation Date and hereby agree to compute their tax liabilities for taxable years after the Separation Date consistently with that determination.

         2.2  TAXABLE YEAR OF SEPARATION.

              2.2.1 FEDERAL TAXES. For the federal taxable year which includes the Separation Date, PacTel shall timely pay to Telesis an amount equal to the allocable federal income tax liability of the members of the
PacTel Group determined under Section 2.1.1, including the PacTel Group's share of estimated taxes. Telesis shall be responsible for the payment to the IRS of the federal income tax liability of the Telesis consolidated return group (including both the Telesis Group and the PacTel Group) for the taxable year which includes the Separation Date. Telesis shall pay to PacTel the net amount, if any, that would be credited to the earnings and profits of the members of the PacTel Group under Treasury Regulations section 1.1502-33(d)(2)(ii)(b).

              2.2.2 STATE INCOME TAXES. For any taxable period which includes the Separation Date and for which a state income tax of Telesis or PacTel or any of their Subsidiaries is determined on the basis of a combined return which includes members of both Groups, Telesis shall be responsible for the timely payment of the estimated and total tax liabilities of the combined group to the appropriate tax authority. PacTel shall timely pay to Telesis the amount of taxes (including estimated taxes), if any, allocated to PacTel under Section 2.1.3. Telesis shall pay to PacTel the amount, if any, of the net tax benefit accruing to the Telesis Group from the inclusion of members of the PacTel Group in the combined return, as determined under Section 2.1.3.

              2.2.3 THIRTY DAY ELECTION. In the event that the Separation Date is after, but within 30 days of, the last day of Telesis' taxable year, no member of the PacTel Group shall elect under Treasury Regulations section 1.1502-76(b)(5) not to be considered a member of the Telesis consolidated return group unless Telesis specifically agrees in writing to such an election.

SECTION 3 - ADJUSTMENTS TO TAX LIABILITY
- ----------------------------------------

         3.1 TAX-TIMING ADJUSTMENTS. To the extent that any portion of an amount allocated under Section 2.1.2 or Section 2.1.3 relates to a tax-timing adjustment, that portion of the liability (or benefit) shall be allocated to the entity that will receive the benefit (or detriment) of that tax-timing adjustment. A "tax-timing adjustment" is any adjustment to income in one taxable year which will result in an offsetting adjustment or adjustments (including an adjustment to the basis of an asset not eligible for depreciation or amortization) in one or more subsequent taxable years. For purposes of this Appendix, the fact that the period or periods in which offsetting adjustments will arise is unknown or not determinable shall not be taken into account.

         3.2 CARRYBACKS. The carryback of net operating losses and net capital losses for any taxable year ending after the Separation Date shall be in accordance with the provisions of the Code and Treasury Regulations (and any applicable state laws or regulations).

              3.2.1 NET CAPITAL LOSSES. The Parties recognize that either Group may realize net capital losses in taxable years beginning after the Separation Date which may be carried back and offset against net capital gains realized in years ending before or including the Separation Date. If a member of one Group (the "First Group") realizes a net capital loss in a taxable year ending after the Separation Date and would be able to realize a tax benefit by carrying back that loss to a taxable year ending before or including the Separation Date and offsetting the loss wholly or partially against net capital gains realized by members of the First Group but for the fact that the other Group (the "Second Group") had previously used those net capital gains to offset net capital losses realized by a member of the Second Group after the Separation Date, then the Second Group shall pay the First Group the amount of the tax benefit that the First Group would have received.

         3.3 PENALTIES, ADDITIONS TO TAX AND INTEREST. Penalties, additions to tax and interest on any federal or state income tax deficiencies or overpayments will be allocated as the underlying deficiencies or overpayments are allocated under this Appendix.

         3.4  INDEMNITIES.    Notwithstanding  any  other  provision  in  this
Agreement to the contrary:

              3.4.1 If, as a result of any event occurring in the 24-month period commencing on the Separation Date and involving either the stock or assets (or any combination thereof) of any member of the PacTel Group, any taxes are imposed on any member of the Telesis Group with respect to any action taken pursuant to the Plan of Distribution initially adopted by the Telesis Board of Directors on December 18, 1992 (or as amended thereafter), then PacTel shall pay those taxes (and interest and penalties, if any) and shall indemnify and hold harmless each member of the Telesis Group from and against all such taxes, interest, and penalties, including but not limited to any such taxes paid at any time by any Telesis Group member. PacTel shall make such payment and indemnification promptly, but in any event no later than 15 days after written notice from Telesis, which notice shall be accompanied by a computation of the amounts due.

              3.4.2 If any taxes are imposed on any PacTel Group member as a result of any action taken pursuant to the Plan of Distribution initially adopted by the Telesis Board of Directors on Demcember 18, 1992 (or as amended thereafter), then, to the extent those taxes are not related to stock or assets owned by a PacTel Group member after the Separation and are not a result of an event occurring in the 24-month period commencing on the Separation Date and involving either the stock or assets (or any combination thereof) of any member of the PacTel Group, then Telesis, and not PacTel, shall pay those taxes (and interest and penalties, if any) and shall indemnify and hold harmless each member of the PacTel Group from and against all such taxes, interest, and penalties, including but not limited to any such taxes paid at any time by any PacTel Group member. Telesis shall make such payment and indemnification promptly, but in any event no later than 15 days after written notice from PacTel, which notice shall be accompanied by a computation of the amounts due.

SECTION 4 - PREPARATION AND FILING OF RETURNS
- ---------------------------------------------

         4.1 FEDERAL RETURNS. Each Party agrees to cooperate with the other Party by making available all instructions, workpapers, records, data and notes of any kind for the purpose of allowing Telesis, as agent for the consolidated return group, to complete the filing of the federal consolidated income tax return for the taxable year which includes the Separation Date.

         4.2 STATE RETURNS. Each Party agrees to cooperate with the other Party by making available all instructions, workpapers, records, data and notes of any kind for the purpose of allowing Telesis and PacTel to complete the filing of any state income tax returns which must be filed on the basis of a combined return for the taxable year which includes the Separation Date. Any state income tax return required to be filed on a separate entity basis shall be prepared and filed by the entity required by law to file the return.

SECTION 5 - AUDITS, ADJUSTMENTS AND REFUND CLAIMS
- -------------------------------------------------

         5.1  FEDERAL AUDITS AND ADJUSTMENTS.

              5.1.1 NOTIFICATION OF AUDIT. Telesis shall notify PacTel in writing of any audit of the federal consolidated income tax return for any taxable period ending before or including the Separation Date within ten business days after Telesis' receipt of written notification of such audit from the IRS. Telesis shall include in its notice to PacTel a copy of the notification received from the IRS.

              5.1.2 STATUTE OF LIMITATIONS. After consultation with PacTel, Telesis shall have sole authority, as agent for the consolidated return group, to enter into agreements extending the statute of limitations for any taxable period ending before or including the Separation Date for which a consolidated return was or will be filed. Telesis shall notify PacTel within ten business days after receipt of any request from the IRS for such an agreement.

              5.1.3 AUDIT ACTIVITY. Each Party will coordinate its respective efforts with respect to audits of periods through and including the Separation Date and will furnish the other Party with all necessary workpapers and records to respond to audit inquiries. Telesis will be responsible as agent for the consolidated return group for day-to-day contact with IRS agents assigned to such audits, but PacTel will be responsible, to the extent possible, for responding to audit inquiries regarding issues primarily affecting tax liabilities of the PacTel Group.

              5.1.4 ON-SITE AUDITS. Any Party which is audited "on-site" by the IRS shall provide monthly written reports to the other Party detailing significant on-site activities, information requests, issues raised or resolved, and any other relevant information which may affect the other Party.

              5.1.5 PROPOSED ADJUSTMENTS. Telesis shall notify PacTel of any proposed adjustment to Telesis federal consolidated group returns which include any member of the PacTel Group within ten business days after receipt of official notification of adjustments (e.g., a notice of proposed adjustment or statutory notice of deficiency) from the IRS. Telesis shall include in its notice to PacTel a copy of the notification received from the IRS.

                    5.1.5.1 AGREED ISSUES. Telesis will not enter into any agreement as agent for the consolidated return group with the IRS with respect to any proposed adjustment without the written consent of PacTel if members of the PacTel Group would collectively be liable for more than 50% of the proposed tax liability (as allocated under this Appendix) at issue. For purposes of this paragraph, the determination of more than 50% tax liability shall be made on an issue-by-issue basis.

                    5.1.5.2 Unagreed Issues. Telesis, as agent for the consolidated return group, shall make the initial recommendation regarding the procedures and preferred forum for contesting tax deficiencies on unagreed issues. In the event of disagreement between Telesis and PacTel, a written request by PacTel to pursue a different course than that recommended by Telesis shall be controlling if the PacTel Group is liable for more than 50% of the tax liability. For purposes of this paragraph, the determination of more than 50% of tax liability shall be made on the basis of the cumulative potential liability from all unagreed issues for any taxable year.

                    5.1.5.3 CONSENT NOT REQUIRED. Notwithstanding any other provision of this Appendix, if the IRS notifies Telesis that the IRS will deal directly with a member of the PacTel Group with respect to its liability, PacTel shall have full authority to act for that member and resolve any issue affecting only its liability without the consent of Telesis.

              5.1.6 FEDERAL REFUND CLAIMS. If any member of the PacTel Group desires to file a claim for refund with respect to a taxable year for which it was a member of the Telesis consolidated return group, it shall prepare and submit to Telesis the claim for refund and a statement specifying the date on which the statute of limitations for filing the refund claim will expire. Telesis will file the refund claim prior to the date specified by the member of the PacTel Group as the last day to claim the refund if such a filing is feasible after receipt of the member of the PacTel Group's refund claim and will take any other appropriate action at PacTel's request necessary to secure the refund. Telesis shall pay the refund to PacTel on receipt of the refund from the IRS.

              5.1.7 LITIGATION. Telesis, as agent for the consolidated return group, will have nominal responsibility for representing the group before the IRS Appeals Office or in any court proceeding to determine the group's tax liability or refund claim. Any matters which must be decided for an entire case, rather than on an issue-by-issue basis (e.g., preferred forum and case procedures) shall be decided by the Group that would be allocated more than 50% of the total liability (or refund) in the case. Representatives from the PacTel Group will have the opportunity to participate in these proceedings and, to the extent possible, will have the primary responsibility for issues on which the PacTel Group is liable for more than 50% of the tax liability.

         5.2  AUDITS AND ADJUSTMENTS RELATED TO STATE INCOME TAX COMBINED
RETURNS.

              5.2.1 Notification of Audit. Each Group shall give written notice to the other Group of any audit of a state income tax return for any taxable period ending before or including the Separation Date within ten business days after written notification of such audit from the appropriate state agency. Such notices between Telesis and PacTel shall include copies of relevant notices received from state tax agencies.

              5.2.2 STATUTE OF LIMITATIONS. Any member of the Telesis Group or the PacTel Group shall have the authority to agree to extend the statute of limitations with respect to that member's return filed for any taxable period ending before or including the Separation Date. Any member which proposes to enter into such an agreement shall notify Telesis and PacTel no later than 10 days before such action.

              5.2.3 AUDIT ACTIVITY. Telesis shall coordinate efforts with respect to audits of taxable years involving members of both the Telesis Group and the PacTel Group, and each Party will furnish the necessary workpapers and records to respond to audit inquiries.

                    5.2.3.1 ON-SITE AUDITS. Any Party which is audited "on-site" by a state tax authority shall provide monthly written reports to the other Party detailing significant on-site activities, information requests, issues raised or resolved, and any other relevant information which may affect the other Party.

              5.2.4 PROPOSED ADJUSTMENTS. Each Party shall give written notice to the other Party of proposed adjustments to any item affecting a combined return on which a filed return was based for any year ending before or including the Separation Date. Such notices shall include copies of relevant notices received from state tax agencies.

                    5.2.4.1 AGREED ISSUES. No member of the Telesis Group or the PacTel Group will enter into any agreement with respect to any proposed adjustment without the written consent of the members of the combined group which would collectively be liable for more than 50% of the proposed tax liability (as allocated under this Appendix) at issue. For purposes of this paragraph, the determination of more than 50% tax liability shall be made on an issue-by-issue basis.

                    5.2.4.2 UNAGREED ISSUES. Telesis, as agent for the combined return group, shall make the initial recommendation regarding the procedures and preferred forum for contesting tax deficiencies on unagreed issues. In the event of disagreement between Telesis and PacTel, a written request by PacTel to pursue a different course than that recommended by Telesis shall be controlling if the PacTel Group is liable for more than 50% of the tax liability. For purposes of this paragraph, the determination of more than 50% of tax liability shall be made on the basis of the cumulative potential liability from all unagreed issues for any taxable year.

              5.2.5 STATE REFUND CLAIMS. If any member of the PacTel Group desires to file a claim for refund with respect to a taxable year for which it filed a state tax return based on a combined return which included members of the Telesis Group, it shall prepare and submit to Telesis the claim for refund and a statement specifying the date on which the statute of limitations for filing the refund claim will expire. Telesis will file the refund claim prior to the date specified by the member of the PacTel Group as the last day to claim the refund if such a filing is feasible after receipt of the member of the PacTel Group's refund claim. Telesis shall pay the refund to PacTel on receipt of the refund from the state tax authority.

              5.2.6 STATE TAX LITIGATION. With respect to any administrative or judicial proceeding related to an asserted deficiency (or refund claim) for an issue in connection with a state income tax based on a combined return, the Group that would be allocated more than 50% of the deficiency (or refund) under this Agreement will be responsible for representing the Groups with respect to that issue. Any matters which must be decided for an entire case, rather than on an issue-by-issue basis (e.g., preferred forum and case procedures) shall be decided by the Group that would be allocated more than 50% of the total liability (or refund) in the case. If the other Group would share in the liability (or refund) for an issue or issues in the case, it may participate in the administrative and judicial proceedings with respect to that issue or issues.

         5.3  OFFSETTING CLAIMS.

              5.3.1 If a refund claimed by a Party with respect to a taxable year not otherwise open to audit is reduced by an offsetting claim for an income tax deficiency for a taxable year ending before or including the

Separation Date, the amount of the offset shall be applied first to the issues of the Party or Parties against whom the offset or reduction is asserted to the extent those issues were allowed in the refund claim(s). To the extent the offset or reduction exceeds such issues, and subject to the provisions of Sections 5.3.2 and 5.3.3, the excess shall be applied proportionately to all other issues allowed in the refund claim(s). Telesis shall remit to PacTel the amount of any refund allowed by a tax authority with respect to PacTel's issues, less any offset allocated to PacTel.

              5.3.2 If an offset asserted against a Party exceeds the amount of the refund allowed by the tax authority with respect to the issues of that Party, the Party shall pay to the other Party the lesser of (a) the amount of such excess, or (b) the net future benefit (computed by applying the principles of Section 3.1), if any, resulting from such offset or reduction that was applied to the other Party pursuant to Section 5.3.1.

              5.3.3 Each Party shall be solely responsible for bearing any reduction by way of offset or otherwise resulting from (a) a non-income tax deficiency or liability of the Party or (b) any deficiency or liability of the Party in taxable years beginning after the Separation Date. The amount of such an offset or reduction shall be applied to any remaining refund due the Party after application of the offsets and reductions described in Sections
5.3.1 and 5.3.2. If an offset or reduction described in this paragraph exceeds such remaining refund, the Party against which the offset is asserted shall pay the excess to the other Party.

              5.3.4 Any  amount owed by a  Party pursuant to  Section 5.3.2 or
Section 5.3.3 shall be paid to the other Party within 15 days after the date the tax authority either pays a refund to which this Appendix applies or officially notifies Telesis that such a refund has been denied because of a complete offset or otherwise.

              5.3.5 Within 15 days after the date the tax authority either pays a refund to which this Appendix applies or officially notifies Telesis that such a refund has been denied due to complete offset or otherwise, Telesis shall pay PacTel the amounts due, if any, under Sections 5.3.1, 5.3.2 and 5.3.3.

         5.4 Payment of Costs. All costs incurred, whether external or internal (such as in-house tax and legal department salaries and other personnel), with respect to an audit, administrative appeal, litigation, refund claim, or other tax controversy, shall be borne by the Party with respect to which the costs relate. If the matter involves an issue or issues that concern both Telesis and PacTel, then the costs shall be allocated between them based on their respective shares of the dollar amount involved in the matter.

                             (Appendix C Follows)

                                  APPENDIX C
                                  ----------

                                    to the

                             SEPARATION AGREEMENT

                                    between

                             PACIFIC TELESIS GROUP

                                      and

                              PACTEL CORPORATION


                             INTELLECTUAL PROPERTY
                             ---------------------

                             INTELLECTUAL PROPERTY
                             ---------------------



                               TABLE OF CONTENTS
                               -----------------


                                      PAGE
                                      ----


SECTION 1           -        DEFINITIONS . . . . . . . . . .     C-3

SECTION 2           -        INFORMATION . . . . . . . . . .     C-4

SECTION 3           -        COPYRIGHTS. . . . . . . . . . .     C-6

SECTION 4           -        PATENTS . . . . . . . . . . . .     C-7

SECTION 5           -        TRADEMARKS AND TRADE NAMES. . .     C-8


EXHIBIT C-1   -     EMPLOYEE CONFIDENTIALITY AGREEMENT
                    (TO BE SIGNED BY EMPLOYEES TRANSFERRING
                    TO THE TELESIS GROUP)

EXHIBIT C-2   -     EMPLOYEE CONFIDENTIALITY AGREEMENT
                    (TO BE SIGNED BY EMPLOYEES TRANSFERRING
                    TO THE PACTEL GROUP)

EXHIBIT C-3   -     TRADEMARKS TO BE ASSIGNED BY TELESIS TO
                    PACTEL

EXHIBIT C-4   -     TRADE NAMES TO BE LICENSED BY TELESIS TO
                    PACTEL

EXHIBIT C-5   -     TRADEMARKS TO BE LICENSED BY TELESIS TO
                    PACTEL

                             INTELLECTUAL PROPERTY
                             ---------------------

SECTION 1 - DEFINITIONS
- -----------------------

         The following terms and other terms defined in this Appendix and elsewhere in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1 ASSIGNED MARKS means the Trademarks listed in Exhibit C-3 (Trademarks to be Assigned by Telesis to PacTel) to be assigned by Telesis to PacTel hereunder.

         1.2 JOINT INFORMATION means any Information that was developed, created or acquired prior to the Separation Date for the use of one or more members of both the Telesis Group and the PacTel Group; provided, however, that such Joint Information shall not include any Information covered more specifically by Appendix E (Telesis Technologies Laboratory, Inc.). Joint Information may be either Proprietary Information or Information which is not Proprietary Information.

         1.3 LICENSED MARKS means the Trademarks and trade names listed in Exhibit C-4 (Trade Names to be Licensed by Telesis to PacTel) and Exhibit C-5 (Trademarks to be Licensed by Telesis to PacTel) to be licensed by Telesis to PacTel hereunder.

         1.4 PACTEL GROUP INFORMATION means any Proprietary Information that was developed, created or acquired prior to the Separation Date specifically and exclusively for a member of the PacTel Group; provided, however, that (a) except as may be otherwise specifically provided in a separate agreement between the Parties, such PacTel Group Information shall not include any Information owned or controlled by either Pacific Bell or Nevada Bell or their respective Subsidiaries, and (b) such PacTel Group Information shall not include any Information covered more specifically by Appendix E (Telesis Technologies Laboratory, Inc.).

         1.5 TELESIS GROUP INFORMATION means any Proprietary Information that was developed, created or acquired prior to the Separation Date specifically and exclusively for a member of the Telesis Group; provided, however, that Telesis Group Information shall not include any Information covered more specifically by Appendix E (Telesis Technologies Laboratory, Inc.).

         1.6 TELESIS MARKS means all Trademarks and trade names owned, controlled or used by any member of the Telesis Group which are not listed in Exhibit C-3 (Trademarks to be Assigned by Telesis to PacTel), including but not limited to the Trademarks PACTEL, TELESIS, PACIFIC TELESIS, the TELESIS SYMBOL, PROGRESS INTELLIGENTLY PLANNED, the STROBE LINE DESIGN, BELL, the BELL SYMBOL and all Trademarks and trade names derivative of such Trademarks.

         1.7  TRADEMARK means both trademarks and service marks.

SECTION 2 - INFORMATION
- -----------------------

         2.1 GENERAL. Except as otherwise provided in this Agreement, each Party will retain ownership of its own Information, and no licenses to such Information are granted to the other Party under this Agreement. Nothing contained in this Agreement shall be construed to prevent either Party from entering into licensing arrangements with the other Party for such Information under separate written agreement.

         2.2  JOINT INFORMATION.

              a. Each Party will retain an undivided ownership interest in all Joint Information. If any Joint Information is Proprietary Information, the Parties will follow their usual practices to preserve the confidential or proprietary nature of such Information.

              b.    If only one copy exists of any Joint Information, prior to the Separation Date the Parties will consult and agree as to (a) which Party should retain possession of the copy of the Joint Information following the Separation or (b) whether copies should be made of such Joint Information so that both Parties may each have a copy of it at Separation. Except as the Parties may otherwise agree, Joint Information will remain in the possession of the Party having possession or control of such Joint Information on the Separation Date; provided, however, that after the Separation Date the other Party may request copies of any Joint Information of which it does not have possession. The Party requesting such Joint Information agrees to reimburse the other Party for the reasonable costs, if any, of creating, gathering and copying such Joint Information, to the extent that such costs are incurred for the benefit of the requesting Party. Such costs shall be computed in accordance with the providing Party's standard methodology and procedures.

         2.3  PACTEL GROUP INFORMATION.

              a. Effective on and as of the Separation Date, Telesis conveys to PacTel any rights, title or interest which Telesis may have in all PacTel Group Information. Following the Separation Date, Telesis shall not retain any copies in any tangible form whatsoever of such PacTel Group Information and shall not use it for any purpose other than as requested or authorized by PacTel in writing.

              b. Telesis agrees to use its best efforts to return to PacTel, within 30 days after the Separation Date, all PacTel Group
Information, in any tangible form whatsoever, that is in the possession or control of any member of the Telesis Group. If Telesis discovers any PacTel Group Information in Telesis' possession or control after the date specified in the prior sentence, Telesis shall promptly return such PacTel Group Information to PacTel. Telesis agrees not to (1) retain any copies of PacTel Group Information in any tangible form whatsoever, (2) attempt to recreate from memory any PacTel Group Information, or (3) use any PacTel Group Information for any purpose other than as requested or authorized by PacTel in writing.

              c. Employees of members of the Telesis Group who had access to PacTel Group Information prior to the Separation Date and who remain employees of members of the Telesis Group after the Separation Date shall not disclose any PacTel Group Information to anyone other than to PacTel and shall not use any PacTel Group Information in connection with their employment with the Telesis Group after the Separation Date other than as requested or authorized by PacTel in writing.

              d. Employees of members of the PacTel Group prior to the Separation Date who transfer to a member of the Telesis Group, or whose employer becomes a member of the Telesis Group in connection with the Separation, shall not take any PacTel Information in any tangible form whatsoever with them. Such employees shall not disclose any PacTel Group Information to anyone other than to PacTel and shall not use such PacTel Group Information in connection with their employment with the Telesis Group after the Separation Date other than as requested or authorized by PacTel in writing. In order to enforce such obligations, Telesis shall require each such employee to sign a confidentiality agreement in the form of Exhibit C-1 (Employee Confidentiality Agreement) and shall promptly provide a copy of each such signed agreement to PacTel.

         2.4  TELESIS GROUP INFORMATION.

              a.    PacTel  agrees  to  use  its  best  efforts to  return  to
Telesis, within 30 days after the Separation Date, all Telesis Group Information, in any tangible form whatsoever, that is in the possession or control of any member of the PacTel Group. If PacTel discovers any Telesis Group Information in PacTel's possession or control after the date specified in the prior sentence, PacTel shall promptly return such Telesis Group Information to Telesis. PacTel agrees not to (1) retain any copies of any Telesis Group Information in any tangible form whatsoever, (2) attempt to recreate from memory any Telesis Group Information, or (3) use any Telesis Proprietary Information for any purpose other than as requested or authorized by Telesis in writing.

              b. Employees of members of the PacTel Group who had access to Telesis Group Information prior to the Separation Date and who remain employees of members of the PacTel Group after the Separation Date shall not disclose any Telesis Group Information to anyone other than to Telesis and shall not use any Telesis Group Information other than as requested or authorized by Telesis in writing.

              c. Employees of members of the Telesis Group prior to the Separation Date who transfer to a member of the PacTel Group, or whose employer becomes a member of the PacTel Group in connection with the Separation, shall not take any Telesis Group Information in any tangible form whatsoever with them. Such employees shall not disclose any Telesis Group Information to anyone other than to Telesis and shall not use such Telesis Group Information in connection with their employment with the PacTel Group after the Separation Date other than as requested or authorized by Telesis in writing. In order to enforce such obligations, PacTel shall require each such employee to sign a confidentiality agreement in the form of Exhibit C-2 (Employee Confidentiality Agreement) and shall promptly provide a copy of each such signed agreement to Telesis.

         2.5 MULTIPLE TYPES OF INFORMATION. If any Information in a tangible form contains any combination of Joint Information, Telesis Group Information or PacTel Group Information, the Parties will consult and agree on an appropriate way to handle such Information consistent with the provisions of this Appendix. Such agreement may, for example, take the form of copying the Information and then (a) obliterating or otherwise removing the Proprietary

Information of one Party from one of the copies and (b) obliterating or otherwise removing the Proprietary Information of the other Party from the other copy.

         2.6  LIMITATIONS ON CONFIDENTIALITY OBLIGATIONS.
Neither Party shall have any obligation to return to the other Party or to preserve the confidential or proprietary nature of any Information belonging to the other Party, any Joint Information, or any PacTel Group Information or Telesis Group Information, as the case may be, which:

              a. is or becomes publicly known through no wrongful act of such Party; or

              b. is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligations to the other Party with respect to such Information; or

              c. is independently developed by an employee, contractor or agent of such Party and who did not have any direct or indirect access to such Information; or

              d. is disclosed to a third person by the other Party without similar restrictions on such third person's rights; or

              e. is approved for release by written authorization of the other Party.

         2.7 OTHER AGREEMENTS. The terms of this Section 2 (Information) shall apply except when another provision of this Agreement or another agreement executed by the Parties in connection with the Separation expressly provides for the handling of specific Information in a manner inconsistent with this Section 2. In that event, the more specific terms shall govern the Information in question.

         2.8 PROTECTIVE ARRANGEMENTS. Each Party agrees to promptly notify the other Party of any demands to disclose or provide Proprietary Information in its possession belonging to the other Party prior to disclosing or providing such Proprietary Information and agrees to cooperate in seeking any reasonable protective arrangements requested by the other Party. A Party may disclose or provide Proprietary Information belonging to the other Party requested by a judicial, administrative or regulatory authority having jurisdiction over such Party, provided that (a) such Party uses its best efforts to obtain protective arrangements satisfactory to the other Party, and
(b) the other Party may not unreasonably withhold approval of such protective arrangements.

SECTION 3 - COPYRIGHTS
- ----------------------

         3.1 GENERAL. Except as otherwise provided in this Agreement, each Party will retain ownership of its own copyrights and copyrightable works, and no licenses to such copyrights or copyrightable works are granted to the other Party under this Agreement. Nothing in this Agreement shall be construed to prevent either Party from entering into licensing arrangements with the other Party for such copyrights and copyrightable works under separate agreement.

         3.2 LICENSE. Effective on and as of the Separation Date, Telesis grants to PacTel an irrevocable, royalty-free, nonexclusive license for copyrights owned by or licensed to Pacific Telesis Group for works created before the Separation Date and intended for use by a member of the PacTel Group; provided, however, (a) that, except as may be otherwise specifically provided in a separate agreement between the Parties, such license shall not include any copyrights owned by or licensed from a third person to either Pacific Bell or Nevada Bell or their respective Subsidiaries and (b) that the license to PacTel is subject to any applicable terms, conditions or limitations of any license or assignment of the copyrights to Telesis. Except as limited by any license or assignment of any copyrights to Telesis, the license to PacTel shall be for the life of the copyrights and includes the right for PacTel and its Subsidiaries (for only so long as they remain Subsidiaries of PacTel) to (a) make copies of, and derivative works from, such copyrighted materials for PacTel's use, and (b) publish and distribute copies of all such copyrighted materials bearing a copyright notice and derivative works of such materials.

         3.3 COPYRIGHT NOTICES. PacTel agrees not to destroy, cover up, or obliterate any copyright notices placed on copyrighted works by Telesis or by licensors to Telesis. Derivative works created by PacTel shall bear the Telesis copyright notice for that portion of the derivative work that belongs to Telesis.

         3.4 NO TRANSFERS, SUBLICENSES OR ASSIGNMENTS. PacTel shall not transfer, sublicense or assign any rights in the copyright license granted in
Section 3.2 without the written permission of Telesis. Any transfer, sublicense or assignment pursuant to this Section 3.4 shall comply with the provisions of Section 3.3.

         3.5 INDEMNIFICATION. PacTel agrees to defend, indemnify and hold Telesis harmless against any claims, suits, costs (including court costs and reasonable attorneys' fees), damages, judgments and other liabilities which arise out of PacTel's use or misuse of copyrights licensed to PacTel under
Section 3.2.

SECTION 4 - PATENTS
- -------------------

         4.1 TELESIS PATENTS. Except as otherwise provided in this Agreement, Telesis Group shall retain all rights, title and interest in patents and patentable inventions owned or controlled prior to the Separation Date by members of the Telesis Group, including but not limited to those patents and patentable inventions owned or controlled by Pacific Bell, and no licenses to such Telesis Group patents or patentable inventions are granted to PacTel under this Agreement. Nothing in this Agreement shall be construed to prevent Telesis from entering into licensing arrangements with PacTel for such Telesis Group patents and patentable inventions under separate written agreement.

         4.2 PACTEL PATENTS. PacTel Group shall retain all rights, title and interest in the patents and patentable inventions owned or controlled prior to the Separation Date by members of the PacTel Group, including but not limited to those patentable inventions developed by PacTel Cellular employees and those patents or patentable inventions owned or controlled by PacTel, and no licenses to such PacTel Group patents or patentable inventions are granted to

Telesis under this Agreement. Nothing in this Agreement shall be construed to prevent PacTel from entering into licensing arrangements with Telesis for such PacTel Group patents and patentable inventions under separate written agreement.

         4.3 AT&T PATENTS. Telesis authorizes PacTel to exercise all rights granted to Telesis under all patents licensed to Telesis by American Telephone and Telegraph Company ("AT&T Patents") under Article I (Patents) of the November 1, 1983, Agreement Concerning Patents, Technical Information and Copyrights between AT&T and Telesis (the "Patent Agreement"). Such authorization shall be effective on the date of this Agreement, non-exclusive, to the full extent and duration permitted under the Patent Agreement, and subject to any limitations imposed by the Patent Agreement on Telesis' right to grant such authorization to PacTel. Telesis retains all rights granted to Telesis under the Patent Agreement and makes no warranty or representation whatsoever to PacTel as to Telesis' right under the Patent Agreement to grant such authorization to PacTel. PacTel agrees to defend, indemnify and hold Telesis harmless against any claims, suits, costs (including court costs and reasonable attorneys' fees), damages, judgments or other liabilities which arise out of the grant of such authorization to PacTel. Pursuant to Section
4.02 of the Patent Agreement, as a condition of the grant of such authorization, PacTel agrees to the terms and conditions of the Patent Agreement.

SECTION 5 - TRADEMARKS AND TRADE NAMES
- --------------------------------------

         5.1  ASSIGNED MARKS.

              a. Effective on and as of the Separation Date, Telesis assigns to PacTel all of Telesis' rights, title and interest, including the goodwill inherent therein, in the Assigned Marks; provided, however, that Telesis makes no warranties regarding its ownership of any rights in, or the validity of, any of the Assigned Marks. After the Separation Date, Telesis shall not, without the express written permission of PacTel, adopt or use for any Trademark or trade name purposes either (1) any of the Assigned Marks, or
(2) any other Trademarks or trade names that are confusingly similar to any of the Assigned Marks.

              b. After the Separation Date, PacTel shall have the right (1) to record relevant portions of this Agreement in the United States Patent and Trademark Office or in the Office of the Secretary of State or other appropriate agency of any state or foreign county; (2) to obtain the appropriate Federal, state or foreign registration of any of the Assigned Marks; (3) to renew the Federal, state or foreign registration of any of the Assigned Marks; and (4) to take such other action as may be necessary or desirable to conform the Federal, state or foreign registration records to reflect the terms of this Agreement.

              c. After the Separation Date, the Parties will cooperate with each other to effectuate the intent of this Agreement and will promptly take all additional actions which may be necessary or desirable to that end. Such cooperation may include but is not limited to Telesis' (1) assigning to PacTel any appropriate portion, or all if all is appropriate, of Telesis' rights, title and interest in any Trademark or trade name not listed in Exhibit C-3 (Trademarks to be Assigned by Telesis to PacTel) but which should have been listed in such Exhibit to effect the assignment of those Trademarks and trade names (exclusive of the PACTEL Trademarks and trade names) to PacTel which have been used by PacTel Group prior to the Separation Date but which are not used by Telesis Group as a Trademark or trade name; (2) taking such action as may be necessary in order for PacTel to obtain appropriate Federal, state or foreign registration or otherwise conform the Federal, state or foreign registration records to reflect the terms of this Agreement; (3) identifying any United States Customs recordation (by number and issue date) and any United States Customs recordation application (by filing date) covering any of the Assigned Marks; (4) preserving and providing to PacTel on request a full and complete copy of each file that has been maintained by Telesis in connection with the adoption, use, registration, maintenance or enforcement of the Assigned Marks; (5) cooperating with PacTel in any proceeding in the United States Patent Trademark Office or in the Office of the Secretary of State or other appropriate agency of any state or foreign country or in the courts concerning any of the Assigned Marks; and (6) executing and delivering to PacTel all appropriate assignments, affidavits and other documents relating to any of the Assigned Marks that may be reasonably requested by PacTel.

              d.    Effective  on  and  as  of the  Separation  Date,  Telesis
assigns to PacTel all of Telesis' rights to sue and recover for past and future infringements of any of the Assigned Marks and will permit PacTel to assume Telesis' role in the prosecution or defense of all pending actions involving the Assigned Marks. Telesis will cooperate with PacTel to the extent reasonably requested by PacTel to resolve any claims of, or alleged infringement by, any third person which might impair PacTel's rights to use or register any of the Assigned Marks.

              e. PacTel will reimburse Telesis for any reasonable expenses incurred by Telesis at the request of PacTel in connection with any such cooperation under this Section 5.1.

         5.2  TELESIS  MARKS.   All  Telesis Marks  will  remain the  sole and
exclusive property of Telesis, and PacTel shall have no rights, title or interest in any such Telesis Marks. After the Separation Date, PacTel will not, without the express written permission of Telesis, adopt or use for any Trademark or trade name purposes either (a) any of the Telesis Marks (either alone or in combination with any other terms or in design forms) or (b) any Trademarks or trade names that are confusingly similar to any of the Telesis Marks, except that Telesis will license PacTel to use certain Telesis Marks as set forth in Section 5.4.

         5.3  SELECTION OF NEW NAME BY PACTEL

              a. In accordance with Section 5.2, prior to the Separation Date, PacTel will change the corporate name of its subsidiary Pacific Telesis International to either PacTel International or another name which is not confusingly similar to any of the Telesis Marks. Similarly, prior the Separation Date, PacTel will replace the words "Pacific Telesis" in the names of any of its other direct or indirect subsidiaries which contain such words and which will be members of the PacTel Group with either "PacTel" or another name which is not confusingly similar to any of the Telesis Marks. Any such other name shall be subject to Telesis' prior written concurrence, which concurrence will not be unreasonably withheld.

              b. No later than two years after the Separation Date, PacTel will change the corporate names of all of the members of the PacTel Group which contain the word "PacTel" to names which do not contain "PacTel" and adopt new trademarks, trade names, logos and trade dress associated with such new corporate names (collectively, the "New Name"). The New Name shall not be
(1) confusingly similar to any of the Telesis Marks, or (2) derivative of any of the Telesis Marks. The New Name shall be subject to Telesis' prior written concurrence, which concurrence will not be unreasonably withheld. Nothing contained in this Section 5.3 shall be deemed to require PacTel to seek Telesis' concurrence for any new corporate names, trademarks, trade names, logos or trade dress which PacTel may adopt after PacTel first adopts a New Name with which Telesis concurs.

              c. At the request of Telesis, PacTel will, at Telesis' direction, either (1) transfer to Telesis all of PacTel's ownership interest in any name-holding or inactive direct or indirect subsidiary of PacTel which contains the words "PacTel" or "Pacific Telesis" in its name, or (2) change the name of such subsidiary to a name which does not contain "PacTel", "Pacific Telesis" or any term confusingly similar to any of the Telesis Marks.

         5.4  LICENSED MARKS.

              a. In recognition of PacTel's valuable contributions as a related company of Telesis in building the goodwill inherent in the Licensed Marks and in order to facilitate an orderly transition by PacTel to the New Name, Telesis grants PacTel a license of the Licensed Marks as further set forth in this Section 5.4.

              b. Effective on and as of the Separation Date, Telesis grants to PacTel a nonexclusive, nontransferable, royalty-free, revocable license to use the Licensed Marks throughout the United States and the rest of the world; provided, however, that Telesis makes no warranties regarding its ownership of any rights in, or the validity of, any of the Licensed Marks.

              c. The license term of the Licensed Marks will expire two years after the Separation Date; provided, however, that, for a period of one year after the expiration of the license term or one year after PacTel's adoption of the New Name, whichever comes first, PacTel will be permitted to use the taglines "Formerly PacTel Corporation," "Formerly PacTel Cellular," "Formerly PacTel Paging," and "Formerly PacTel Teletrac" in connection with the New Name. PacTel will cease all use of the word "PacTel" in taglines at the end of one year after the expiration of the license term or one year after the adoption of the New Name, whichever comes first. Nothing in this provision shall require PacTel to recover leased equipment from customers in order to remove the Licensed Marks provided that PacTel uses reasonable measures to remove the Licensed Marks before leased equipment is re-leased by PacTel to PacTel's lease customers after PacTel has adopted its New Name.

              d. Notwithstanding any other provision of this Section 5.4, PacTel will not use the TELESIS SYMBOL in the PAC(SYMBOL)TEL Trademark on promotional or informational materials, letterhead, business cards, business forms and the like which are printed after the Separation Date, and PacTel will not use the TELESIS SYMBOL on new product inventory ordered after 30 days after the Separation Date. PacTel will immediately inform its authorized agents and other licensees that the TELESIS SYMBOL may not be used on promotional or informational materials, letterhead, business cards, business forms and the like which are printed by such authorized agents and licensees after 60 days after the Separation Date.

              e. Telesis will not use the Licensed Marks during the license term except that Telesis will have the right to license the PACTEL name and Trademark to PacTel Meridian Systems and may retain the PACTEL name on Telesis Group entities such as PacTel Properties and PacTel Finance. In addition, Telesis will have the right to use the PACTEL name as a stock exchange symbol or for any other comparable purpose. After the license term, Telesis may use the PACTEL and PAC(SYMBOL)TEL Trademarks for any nonwireless telecommunications products or services, including vertical services such as voice mail or call forwarding services that may be used with wireless voice and wireless data telecommunications products and services. Telesis may use the PACTEL and PAC(SYMBOL)TEL Trademarks for wireless voice and wireless data telecommunications products or services only on written approval from PacTel, which approval will not be unreasonably withheld. At no time will Telesis have any obligation to PacTel with respect to any third person who may refer to Telesis or any of the Telesis Group's products or services by the PACTEL name.

              f. Annually, on January 2 of each calendar year following the date of this Agreement until the end of the license term, PacTel will certify to Telesis: (1) that PacTel's use of the Licensed Marks conforms with Section 5.4.h; (2) that PacTel has maintained service quality standards equal to or higher than those used prior to the Separation Date; (3) that PacTel is in compliance with the terms of this license.

              g. All goods sold and services performed under the Licensed Marks will at all times be in compliance with the applicable Federal and state regulations and laws, and the goods sold will be of good quality and workmanship, and the services performed in a manner so as not to bring discredit on the Licensed Marks.

              h. PacTel agrees that the Licensed Marks will be used only as set forth below or pursuant to guidelines which Telesis may provide to PacTel from time-to-time:

                    (1) The PAC(SYMBOL)TEL mark will appear only in the form shown in Federal registration number 1365364.

                    (2) Use of the PAC(SYMBOL)TEL mark will be consistent with the guidelines set forth in the Telesis Basic Graphics Standards manual.

              i. PacTel acknowledges the value of the Licensed Marks and the goodwill associated therewith and acknowledges that such goodwill is a property right belonging to Telesis and that Telesis is the owner of all trademark and other rights in the Licensed Marks. PacTel recognizes that nothing contained in this Agreement is intended as an assignment or grant to PacTel of any rights, title or interest in or to the Licensed Marks or any other Telesis Marks or the goodwill associated therewith and that the license is not assignable. PacTel will do nothing inconsistent with Telesis' ownership of the Licensed Marks, and all use of the Licensed Marks by PacTel shall inure to the benefit of and be on behalf of Telesis. PacTel will not adopt, use (other than licensed use provided for herein), register or seek to register any mark anywhere in the world which is identical to any of the Licensed Marks or to any mark used by Telesis or which is so similar thereto as to constitute a colorable imitation thereof or to suggest some association, sponsorship and/or endorsement by Telesis.

              j. PacTel may sublicense the Licensed Marks to its authorized agents provided that:

                      (i) the term of such sublicenses shall not extend beyond the term of this license;

                     (ii) the sublicenses include all necessary provisions to protect Telesis' interest in the Licensed Marks; and

                    (iii) all use of the Licensed Marks by such authorized agents shall terminate on or before the expiration of this license.

              k. PacTel agrees to notify Telesis of any unauthorized use of the Licensed Marks by others promptly as it comes to PacTel's attention.
Telesis  will  have  the  sole  right  to  engage  in  infringement or  unfair competition proceedings involving the Licensed Marks, and PacTel will cooperate fully in any such proceedings to the extent requested by Telesis. On prior written agreement of the Parties, PacTel may assume primary litigation responsibility in an infringement or unfair competition proceeding.

              l.    During  the license  term and  for five  years thereafter,
Telesis will use reasonable efforts to protect the PACTEL Trademark. If, during the license term, Telesis does not take steps promptly to address a known infringing use of the PACTEL Trademark, PacTel may, on 60 days notice to Telesis, take such steps as are necessary to prevent such infringing use. Telesis will not be required to pursue uses of the PACTEL Trademark which it reasonably believes are noninfringing uses. Telesis will promptly inform PacTel of any such reasonable belief.

              m.    PacTel  agrees  to  defend,  indemnify  and  hold  Telesis harmless against any claims, suits, costs (including court costs and reasonable attorneys' fees), damages, judgments and other liabilities, whether for personal injury or otherwise, which arise out of the offering, sale or providing of the goods and services under the Licensed Marks.

              n. Telesis will have the right to terminate this license on 30 days written notice to PacTel in the event of any affirmative act of insolvency by PacTel, or on the appointment of any receiver or trustee to take possession of the properties of PacTel or upon the winding-up, sale, consolidation, merger or any sequestration by government authority of PacTel, or upon breach of any of the provisions hereof by PacTel which is not cured within 60 days after written notice to PacTel. This license will terminate automatically on any assignment or attempted assignment made without the prior written consent of Telesis.

              o. Except as otherwise expressly provided in Section 5.4.b, at the end of the license term, or on termination of this license under
Section 5.4.n, PacTel agrees to immediately discontinue all use of the Licensed Marks and any term confusingly similar thereto, and to delete the same from its corporate or business name, to cooperate with Telesis or its appointed agent to apply to the appropriate authorities to cancel recording of this Agreement from all governmental records, to destroy all printed materials bearing any of the Licensed Marks, and that all rights in the Licensed Marks and the goodwill connected therewith will remain the sole property of Telesis. After the license term, PacTel will not adopt or use for any Trademark or trade name purposes either (1) any of the Licensed Marks, or (2) any other Trademarks or trade names that are confusingly similar to any of the Licensed Marks.

              p. At the end of the license term, the Parties will cooperate to seek cancellation of all Licensed Marks which use both of the words PACTEL and TELETRAC as part of a composite mark. The Parties may seek cancellation of such composite marks at any time prior to the end of the license term.



                             (Exhibit C-1 Follows)

                                  EXHIBIT C-1
                                  -----------

                      EMPLOYEE CONFIDENTIALITY AGREEMENT
                      ----------------------------------

         (To Be Signed by Employees Transferring to the Telesis Group)
         -------------------------------------------------------------


Name of Employee:  _____________________________

This Agreement relates to the separation of PacTel Corporation and its post-separation subsidiaries and affiliates (collectively, "PacTel") from Pacific Telesis Group and its post-separation subsidiaries and affiliates (collectively, "Telesis") and the transfer of my employment from PacTel to
Telesis:

         1. I understand that (a) my employment by PacTel has created a relationship of confidence and trust between PacTel and me with respect to, among other things, certain Proprietary Information which has been developed by me, or disclosed or otherwise made available to me in the course of my employment with PacTel, and (b) PacTel and Telesis may in the future be actual or potential competitors in certain areas. As used herein, "Proprietary Information" includes information, in written, oral, or other tangible or intangible forms, including but not limited to discoveries, ideas, designs, specifications, drawings, diagrams, models, samples, flow charts, data, computer programs or other software, business cases, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information. I also understand that PacTel is the sole owner of all rights relating to this Proprietary Information.

         2. I agree not to disclose to others, or take or use for my own purposes or the purposes of Telesis or others, any Proprietary Information owned by PacTel or in PacTel's possession, whether or not my work product, and whether or not known only from memory. I agree that these restrictions shall also apply to all (a) Proprietary Information in PacTel's possession belonging to third persons, and (b) Proprietary Information conceived, originated or developed, in whole or in part, by me in the course of my employment with PacTel. I will consider any Proprietary Information which is not readily available to the public to be a PacTel trade secret and confidential and proprietary, even if it is not specifically marked as such, unless PacTel advises me otherwise in writing.

         3. This Agreement shall not apply to any Proprietary Information that:

              a. was previously known to Telesis free of any obligation to keep it confidential at the time of its disclosure or use as evidenced by Telesis' written records prepared prior to such disclosure or use; or

              b. is or becomes publicly known through no wrongful act by Telesis or me; or

              c. is rightfully received by Telesis from a third person having no direct or indirect secrecy or confidentiality obligations to the owner of the Proprietary Information with respect to such Proprietary Information; or

              d. is independently developed by other employees, agents or contractors of Telesis without any direct or indirect assistance from me; or

              e. is approved for release by written authorization of PacTel or the owner of the Proprietary Information; or

              f. is disclosed to a third person by PacTel without similar restrictions on such third person's rights; or

              g. is developed by PacTel on behalf of Telesis and conveyed to Telesis for Telesis' use pursuant to an agreement between PacTel and Telesis.

         4. I certify that I have returned, or will on my last day of employment with PacTel return, to PacTel all PacTel Property in my possession or control and that I will not knowingly retain possession of any PacTel Property. As used herein, "PacTel Property" includes but is not limited to any physical items in any tangible form whatsoever containing or constituting any Proprietary Information, including but not limited to studies, reports, surveys, proposals, data, disks, diskettes, tapes, computer programs or other software, runbooks, source codes, object codes, systems documentation and related materials, notebooks, specifications, drawings, blueprints, diagrams, models, prototypes, samples, reproductions, sketches, notes or other documents (or copies of them) belonging to PacTel and materials, tools, equipment or other items belonging to PacTel).

         5. I certify that I have returned, or will on my last day of employment with PacTel return, all identification cards and credit cards issued to me by PacTel and all keys to PacTel offices that have been in my possession.

         6. This Agreement shall be governed by the laws of the State of California, irrespective of California's choice of law principles.


                              IMPORTANT NOTICE!!
                           THIS IS A LEGAL DOCUMENT
                     READ IT CAREFULLY BEFORE SIGNING IT!!


_____________________________________
_____________________________________
             (Signature)

Print Name: _________________________
            _________________________

Date Signed: _________________ , 1993
             __________________


                             (Exhibit C-2 Follows)

                                  EXHIBIT C-2
                                  -----------


                      EMPLOYEE CONFIDENTIALITY AGREEMENT
                      ----------------------------------

         (To Be Signed by Employees Transferring to the PacTel Group)
          -----------------------------------------------------------

Name of Employee:  _____________________________

This Agreement relates to the separation of PacTel Corporation and its post-separation subsidiaries and affiliates (collectively, "PacTel") from Pacific Telesis Group and its post-separation subsidiaries and affiliates (collectively, "Telesis") and the transfer of my employment from Telesis to
PacTel:

         1. I understand that (a) my employment by Telesis has created a relationship of confidence and trust between Telesis and me with respect to, among other things, certain Proprietary Information which has been developed by me, or disclosed or otherwise made available to me in the course of my employment with Telesis, and (b) Telesis and PacTel may in the future be actual or potential competitors in certain areas. As used herein, "Proprietary Information" includes information, in written, oral, or other tangible or intangible forms, including but not limited to discoveries, ideas, designs, specifications, drawings, diagrams, models, samples, flow charts, data, computer programs or other software, business cases, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information. I also understand that Telesis is the sole owner of all rights relating to this Proprietary Information.

         2. I agree not to disclose to others, or take or use for my own purposes or the purposes of PacTel or others, any Proprietary Information owned by Telesis or in Telesis' possession, whether or not my work product, and whether or not known only from memory. I agree that these restrictions shall also apply to all (a) Proprietary Information in Telesis' possession belonging to third persons, and (b) Proprietary Information conceived, originated or developed, in whole or in part, by me in the course of my employment with Telesis. I will consider any Proprietary Information which is not readily available to the public to be a Telesis trade secret and confidential and proprietary, even if it is not specifically marked as such, unless Telesis advises me otherwise in writing.

         3. This Agreement shall not apply to any Proprietary Information that:

              a. was previously known to PacTel free of any obligation to keep it confidential at the time of its disclosure or use as evidenced by PacTel's written records prepared prior to such disclosure or use; or

              b. is or becomes publicly known through no wrongful act by PacTel or me; or

              c. is rightfully received by PacTel from a third person having no direct or indirect secrecy or confidentiality obligations to the owner of the Proprietary Information with respect to such Proprietary Information; or

              d. is independently developed by other employees, agents or contractors of PacTel without any direct or indirect assistance from me; or

              e. is approved for release by written authorization of Telesis or the owner of the Proprietary Information; or

              f. is disclosed to a third person by Telesis without similar restrictions on such third person's rights; or

              g. is developed by Telesis on behalf of PacTel and conveyed to PacTel for PacTel's use pursuant to an agreement between Telesis and PacTel.

         4.   I  certify  that I  have returned,  or will  on  my last  day of employment with Telesis return, to Telesis all Telesis Property in my possession or control and that I will not knowingly retain possession of any Telesis Property. As used herein, "Telesis Property" includes but is not limited to any physical items in any tangible form whatsoever containing or constituting any Proprietary Information, including but not limited to studies, reports, surveys, proposals, data, disks, diskettes, tapes, computer programs or other software, runbooks, source codes, object codes, systems documentation and related materials, notebooks, specifications, drawings, blueprints, diagrams, models, prototypes, samples, reproductions, sketches, notes or other documents (or copies of them) belonging to Telesis and materials, tools, equipment or other items belonging to Telesis).

         5. I certify that I have returned, or will on my last day of employment with Telesis return, all identification cards and credit cards issued to me by Telesis and all keys to Telesis offices that have been in my possession.

         6. This Agreement shall be governed by the laws of the State of California, irrespective of California's choice of law principles.


                              IMPORTANT NOTICE!!
                           THIS IS A LEGAL DOCUMENT
                     READ IT CAREFULLY BEFORE SIGNING IT!!


_____________________________________
_____________________________________
             (Signature)

Print Name: _________________________
            _________________________

Date Signed: _________________ , 1993
             __________________


                             (Exhibit C-3 Follows)

                                  EXHIBIT C-3
                                  -----------

                TRADEMARKS TO BE ASSIGNED TO PACTEL BY TELESIS
                ----------------------------------------------

                                 REGISTRATIONS
                                 -------------

                                           REGISTRATION   INTERNATIONAL
MARK                   COUNTRY/STATE       NUMBER         CLASS
- -------------------    -----------------   ------------   -------------

AUTO ACCESS            United States       1716536        38
EASY-CHECK             Korea, South        161543         09
EVERYTHING ELSE IS
  JUST CELLULAR        California          040419         38
FULL SPECTRUM &
  DESIGN               California          0035084        16
FULL SPECTRUM &
  DESIGN               United States       1647674        38
GENCOM                 United States       1184142        38
MORE POWER TO YOU      Georgia             S-10,875       38
PACLINK                Thailand            109257         09
PACLINK                Thailand            225325/Bor40   38
PACLINK                Thailand            225357/Bor12   42
PAGESAVER              Texas               052355         38
PREMIER                Georgia             S-10,723       38
P.R.P.                 United States       1448843        36
QA DESIGN              United States       1733594        37
QA DESIGN              United States       1780599        38
RADIO PAGE             Indiana             5009-4228      38
RADIO PAGE             Kentucky            04825          38
RADIO PAGE             Kentucky            04793          09
TELETRAC ONE           Korea, South        18716          38
TELETRAC ONE           Germany             2 034 737      38,42
TELETRAC ONE           Taiwan              R.56501        38
THE ANSWER             California          20467          38
THE ANSWER             Nevada              *              38
THE ANSWER FOR A
  MOBILE SOCIETY       Georgia             S-8811         38
THE CLEAR CHOICE
  FOR CELLULAR         Georgia             S-8427         38
THE ONE SOURCE
  FOR CELLULAR         California          27447          38
TOP BILLING            Texas               052357         38
TOUCH LINK             United States       1446815        38
VOICE EXPRESS          United States       1264483        38

                                 APPLICATIONS
                                 ------------

                                           REGISTRATION   INTERNATIONAL
MARK                   COUNTRY/STATE       NUMBER         CLASS
- -------------------    -----------------   ------------   -------------

KIDTRACK               United States       74/359406      38
PACLINK                Thailand            225525         35
TELETRAC ONE           Australia           560448         38
TELETRAC ONE           Canada              687,265        38
TELETRAC ONE           France              TBD            38
TELETRAC ONE           Italy               F1000716       38
TELETRAC ONE           Japan               86726/91       09
TELETRAC ONE           Mexico              TBD            38
TELETRAC ONE           Spain               1666720        38
TELETRAC ONE           United Kingdom      1476817        38



Footnote Legend:
- ----------------

  *   -  Nevada does not issue registration numbers.
  TBD -  To Be Determined


                             (Exhibit C-4 Follows)

                                  EXHIBIT C-4
                                  -----------


                TRADE NAMES TO BE LICENSED BY TELESIS TO PACTEL
                -----------------------------------------------



                       PacTel
                       PacTel Cellular
                       PacTel Corporation
                       PacTel Paging






                             (Exhibit C-5 Follows)

                                  EXHIBIT C-5
                                  -----------

                TRADEMARKS TO BE LICENSED BY TELESIS TO PACTEL
                ----------------------------------------------

                                           REGISTRATION   INTERNATIONAL
MARK                   COUNTRY/STATE       NUMBER         CLASS
- -------------------    -----------------   ------------   -------------

PACTEL                 United States       1497476        09
PACTEL                 United States       1446379        16
PACTEL                 United States       1473437        35,41
PACTEL                 United States       1464866        37
PACTEL                 United States       1464841        36,42
PACTEL                 United States       1678840        38
PACTEL                 California          27255          35
PACTEL                 California          27256          37
PACTEL                 California          81740          09
PACTEL                 California          81741          16
PACTEL                 California          17226          38
PACTEL                 Nevada              *              38
PACTEL                 Nevada              *              16
PACTEL                 Nevada              *              35
PACTEL                 Nevada              *              37
PACTEL                 Oregon              S-20506        42
PACTEL                 Algeria             441454         09,35,38,42
PACTEL                 Algeria             448565         09,16
PACTEL                 Argentina           1308960        37
PACTEL                 Argentina           1308961        38
PACTEL                 Argentina           1366376        42
PACTEL                 Austria             448565         09,16
PACTEL                 Austria             441454         09,35,38,42
PACTEL                 Benelux             157917         37,38,42
PACTEL                 Benelux             448565         09,16
PACTEL                 Brazil              813715296      37
PACTEL                 Brazil              813715288      38
PACTEL                 Brazil              813715270      40
PACTEL                 China               362593         16
PACTEL                 China               357907         09
PACTEL                 Denmark             2858-1982      42
PACTEL                 France              1466161        09,35,38,42
PACTEL                 France              10840          09,35,38,42
PACTEL                 France              448565         09,16
PACTEL                 Germany             448565         09,16
PACTEL                 Indonesia           231925         09,16
PACTEL                 Italy               448565         09,16
PACTEL                 Italy               10843          09,35,38,42
PACTEL                 Italy               10840          09,35,38,42
PACTEL                 Japan               2209118        09
PACTEL                 Korea, South        167105         09
PACTEL                 Korea, South        161680         16
PACTEL                 Korea, South        8772           42
PACTEL                 Korea, South        167105         09
PACTEL                 Malaysia            580/80         16

                                           REGISTRATION   INTERNATIONAL
MARK                   COUNTRY/STATE       NUMBER         CLASS
- -------------------    -----------------   ------------   -------------

PACTEL                 Mexico              388671         37
PACTEL                 Mexico              407267         35
PACTEL                 New Zealand         174057         09
PACTEL                 New Zealand         182938         38
PACTEL                 Philippines         44775          37,38,42
PACTEL                 Sabah               601/80         16
PACTEL                 Sarawak             580/80         16
PACTEL                 Spain               866739         38
PACTEL                 Spain               866738         35
PACTEL                 Switzerland         300016         09,16
PACTEL                 Taiwan              429787         09
PACTEL                 Taiwan              422461         16
PACTEL                 Taiwan              33971          35
PACTEL                 Taiwan              34852          35
PACTEL                 Taiwan              32704          37
PACTEL                 Thailand            120555         16
PACTEL                 United Kingdom      1272113        09
PACTEL                 United Kingdom      1272114        16
PACTEL                 United Kingdom      1273502        35
PACTEL                 United Kingdom      1273503        37
PACTEL                 United Kingdom      1273504        38
PACTEL                 United Kingdom      1273506        42
PACTEL                 Venezuela           141728         09
PACTEL                 Venezuela           141727         16
PACTEL POWER PACKAGE   Georgia             S-10,876       38
PACTEL TELETRAC        Germany             2018795        38
PACTEL TELETRAC        Korea, South        18841          38
PACTEL TELETRAC
  INTERNATIONAL        Mexico              402384         38
PAC(SYMBOL)TEL         United States       1365364        09
PAC(SYMBOL)TEL         United States       1446378        16
PAC(SYMBOL)TEL         United States       1464818        35,41
PAC(SYMBOL)TEL         United States       1464865        37
PAC(SYMBOL)TEL         United States       1448907        38
PAC(SYMBOL)TEL         United States       1464840        36,42
PAC(SYMBOL)TEL         California          76688          09
PAC(SYMBOL)TEL         California          81742          16
PAC(SYMBOL)TEL         California          27254          38
PAC(SYMBOL)TEL         California          27253          37
PAC(SYMBOL)TEL         California          27252          35
PAC(SYMBOL)TEL         Nevada              *              38
PAC(SYMBOL)TEL         Nevada              *              16
PAC(SYMBOL)TEL         Nevada              *              37
PAC(SYMBOL)TEL         Nevada              *              35
PAC(SYMBOL)TEL         Oregon              2-20505        42
PAC(SYMBOL)TEL         China               357906         09
PAC(SYMBOL)TEL         China               357907         16
PAC(SYMBOL)TEL         Taiwan              433669         09
PAC(SYMBOL)TEL         Taiwan              34029          35
PAC(SYMBOL)TEL         Taiwan              34898          35,42
PAC(SYMBOL)TEL         Taiwan              32734          37
PAC(SYMBOL)TEL         Thailand            131186         16

                                 APPLICATIONS
                                 ------------
                                           REGISTRATION   INTERNATIONAL
MARK                   COUNTRY/STATE       NUMBER         CLASS
- -------------------    -----------------   ------------   -------------
PACTEL                 Australia           543064         42
PACTEL                 Australia           543063         38
PACTEL                 Australia           543062         37
PACTEL                 Australia           543061         36
PACTEL                 Australia           543060         35
PACTEL                 Australia           543059         16
PACTEL                 Australia           543058         09
PACTEL                 Canada              602784         16,36,37
PACTEL                 Hong Kong           3935/88        09
PACTEL                 Hong Kong           3936/88        16
PACTEL                 India               472458         16
PACTEL                 India               472457         09
PACTEL                 Indonesia           TBD            38
PACTEL                 Japan               176447/92      38
PACTEL                 Korea, South        87-798         35
PACTEL                 Korea, South        87-799         37
PACTEL                 Korea, South        87-800         37
PACTEL                 Korea, South        87-801         38
PACTEL                 Mexico              95818          38
PACTEL                 New Zealand         182937         37
PACTEL                 New Zealand         182939         42
PACTEL                 Taiwan              77027839       38
PACTEL                 Thailand            165167         09
PACTEL                 United Kingdom      1273505        41
PACTEL                 Viet Nam            TBD            38
PACTEL INFOCENTER      United States       74/363729      38
PACTEL MICROCELL       United States       74/151044      38
PACTEL NEWSCAST        United States       74/267626      38
PACTEL TELETRAC        Brazil              816174091      38
PACTEL TELETRAC        Canada              685394         38
PACTEL TELETRAC        France              TBD            38
PACTEL TELETRAC        Italy               F191C/319      38
PACTEL TELETRAC        Japan               60818/91       09
PACTEL TELETRAC        Spain               1633261        38
PACTEL TELETRAC        United Kingdom      1476812        38
PAC(SYMBOL)TEL         Hong Kong           3890/88        16
PAC(SYMBOL)TEL         Hong Kong           3879/88        09
PAC(SYMBOL)TEL         Hong Kong           92-08396       38
PAC(SYMBOL)TEL         Hong Kong           92-08397       42
PAC(SYMBOL)TEL         Taiwan              77028087       16
PAC(SYMBOL)TEL         Taiwan              77028089       38
PAC(SYMBOL)TEL         Thailand            177750         09
PAC(SYMBOL)TEL         Thailand            225348         38
PAC(SYMBOL)TEL         Thailand            225353         42
PAC(SYMBOL)TEL         Thailand            225526         35

Footnote Legend:
- ----------------
  *   - Nevada does not issue registration numbers.
  TBD - To Be Determined
                             (Appendix D Follows)

                                  APPENDIX D
                                  ----------

                                    to the


                             SEPARATION AGREEMENT


                                    between


                             PACIFIC TELESIS GROUP


                                      and


                              PACTEL CORPORATION








                            CONTINGENT LIABILITIES
                            ----------------------

                            CONTINGENT LIABILITIES
                            ----------------------



                               TABLE OF CONTENTS
                               -----------------



                                                           Page
                                                           ----

SECTION 1   -   DEFINITIONS  . . . . . . . . . . . ..       D-3

SECTION 2   -   DEFENSE OF ACTIONS .. . . . . . . . .       D-4

SECTION 3   -   CONTINGENT LIABILITIES  . . . . . . .       D-4

EXHIBIT D-1 -   SCHEDULE OF ACTIONS . . . . . . . . .       D-7

                            CONTINGENT LIABILITIES
                            ----------------------

SECTION 1 - DEFINITIONS
- -----------------------

         The following terms and other terms defined in this Appendix and elsewhere in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1 ACTION means any litigation or other judicial, regulatory or administrative proceeding (including audits of taxes other than federal or state income taxes, including state franchise taxes measured by income).

         1.2 ACTS OR OMISSIONS means significant active and direct participation by a Party in the conduct that resulted in the Contingent Liability; provided, however, that approvals, non-approvals or rejections of budgets, profit plans, business plans and other corporate plans shall not constitute Acts or Omissions with respect to any particular conduct.

         1.3 BENEFIT means a significant, identifiable financial benefit that directly flows to a Party from the Acts or Omissions that resulted in the Contingent Liability; provided, however, that the payment of dividends to Telesis by one of its Subsidiaries shall not constitute a Benefit to Telesis or to any of Telesis' other Subsidiaries with respect to any particular Acts or Omissions of the Subsidiary paying such dividends.

         1.4 CONTINGENT LIABILITY means a liability (to the extent not covered by insurance) of one or both of the Parties which was not booked for financial reporting purposes prior to the Separation Date that is attributable to either (a) an event which occurred prior to the Separation Date, (b) a condition which existed prior to the Separation Date, or (c) an event which occurred after the Separation Date but which was attributable to the Separation; provided, however, that in the case of either (a), (b) or (c) the Action that resulted in the uninsured liability must have been filed or otherwise commenced within four years after the Separation Date.

         1.5 JUDGMENT means any judgment or other determination of liability entered by a court or regulatory or administrative authority (or any settlement entered into by both of the Parties) in any contested Action. For example, the assessment of a tax deficiency (other than a federal or state income tax deficiency) after the conclusion of an audit and the exhaustion of the taxpayer's administrative remedies is a Judgment. But a stipulated judgment or order of dismissal (or equivalent) by which a court approves a settlement of an Action entered into by only one of the Parties, including class action settlements, is not a Judgment.

         1.6 NAMED PARTY means a Party which has one or more members that are named as a defendant (or equivalent) in an Action. For example, if PacTel Cellular is the taxpayer being audited by a taxing authority, PacTel would be a Named Party in such Action.

SECTION 2 - DEFENSE OF ACTIONS
- ------------------------------

         2.1 The Parties will cooperate and consult with each other in connection with the defense of any Action in which both Parties are or potentially may be involved (even if both Parties are not Named Parties in the Action), including but not limited to Actions which might result in a Contingent Liability.

         2.2 If only one of the Parties is a Named Party in an Action, such Named Party shall be responsible for both the defense of the Action (in cooperation and consultation with the other Party) and all of the costs associated with such defense until such time as such costs may be subject to allocation as a Contingent Liability under this Agreement.

         2.3 If both Parties are Named Parties in an Action, they shall agree on the responsibility for both the defense of the Action and the costs associated with such defense until such time as such costs may be subject to allocation as a Contingent Liability under this Agreement. Such agreement shall take into consideration the manner in which any Contingent Liability resulting from the Action would be allocated under Section 3.3. For example, if both Telesis and PacTel were Named Parties in an Action which arose out of PacTel's cellular business, the Parties should agree that PacTel would be primarily responsible for the defense of the Action and would bear all of the costs associated with such defense until such time as such costs may be subject to allocation as a Contingent Liability under this Agreement.

         2.4 Each Party shall bear its own internal costs (such as the salaries of in-house Legal Department and other personnel) incurred in connection with the defense of any Action until such time as such costs may be subject to allocation as a Contingent Liability under this Agreement.

SECTION 3 - CONTINGENT LIABILITIES
- ----------------------------------

         3.1 The allocation rules set forth in Section 3.3 shall apply to all Contingent Liabilities of the Parties which result from Judgments, except those relating to federal and state income taxes, including state franchise taxes measured by income, which shall be governed by Appendix B (Tax Sharing). For example, Contingent Liabilities may be based on contract, tort (including business torts such as alleged violations of the antitrust laws), tax (other than federal and state income tax), environmental, workers' compensation, ERISA, securities, regulatory and other common law and statutory claims.

         3.2 Except as the Parties may otherwise agree, any Contingent Liability which results from a settlement (as opposed to a Judgment) entered into by only one of the Parties will not be subject to allocation under this Agreement.

         3.3 The Parties agree to allocate and pay the costs of Contingent Liabilities which result from Judgments (and any settlements entered into by only one of the Parties which the Parties may agree are subject to allocation under this Agreement) in accordance with the following allocation rules:

              a.    NAMED  PARTY  RULE.    Except  as  otherwise  provided  in
Paragraphs b, c, d and e below, if only one of the Parties is a Named Party in an Action, the Contingent Liability shall be allocated solely to that Party.

              b. TELESIS RULE. If the Contingent Liability is attributable solely to the Acts or Omissions of the Telesis Group and the PacTel Group did not receive any Benefit from such Acts or Omissions, then the Contingent Liability shall be allocated solely to the Telesis Group. For example, if both Telesis and PacTel were Named Parties in an Action which arose out of Pacific Bell's business, any Contingent Liability would be allocated solely to the Telesis Group.

              c. PACTEL RULE. If the Contingent Liability is attributable solely to the Acts or Omissions of the PacTel Group and the Telesis Group did not receive any Benefit from such acts or omissions, then the Contingent Liability shall be allocated solely to the PacTel Group. For example, if both Telesis and PacTel were Named Parties in an Action which arose out of PacTel Paging's business, any Contingent Liability would be allocated solely to the PacTel Group.

              d. JOINT RULE. If either (1) the Contingent Liability is attributable to the Acts or Omissions of both the Telesis Group and the PacTel Group, or (2) the Party not responsible for the Acts or Omissions resulting in the Contingent Liability received a Benefit from such Acts or Omissions, the Parties will use their best efforts to attempt to agree on an equitable means of sharing the Contingent Liability which reasonably reflects both (1) the nature of each Party's Acts or Omissions that resulted in such Contingent Liability and (2) any Benefit to each Party from the Acts or Omissions that resulted in such Contingent Liability. If despite their best efforts the Parties are unable to agree on a means for sharing the Contingent Liability, then either Party may submit the dispute to arbitration pursuant to Article VII (Arbitration) of this Agreement.

              e. EMPLOYEE RULE. Notwithstanding Paragraphs a, b, c and d above and except as may be otherwise provided in Section 14 (Indemnification) of Appendix A (Employee Benefits Allocation), if the Contingent Liability results from the claim of an employee, or former employee of a member of the Telesis Group or the PacTel Group and is related to such person's employment, the Contingent Liability shall be allocated to the Party by whom such person was employed at the time when the Acts or Omissions that resulted in the Contingent Liability occurred. For example, if a PacTel Cellular employee who was injured while working for PacTel Cellular later transferred to Pacific Bell, any Contingent Liability relating to such injury would be allocated solely to the PacTel Group.

         The applicable allocation rule set forth in Paragraphs b, c, d and e above shall apply even if a Party to which all or part of the Contingent Liability is to be allocated is not a Named Party in the Action and regardless of whether such Party may have been dismissed from the action by virtue of a motion, settlement or otherwise.

         3.4 The amount of a Contingent Liability subject to allocation under this Agreement shall include the costs of any Judgment entered by a court or judicial, regulatory or administrative authority in an Action (or the cost of any settlement entered into by both of the Parties), the costs of defending the Action (including court costs, sanctions imposed by a court, attorneys' fees, experts' fees and all other external expenses, as well as any internal costs of in-house Legal Department and other personnel) and the cost of any interest or penalties with respect to any such Judgment.

         3.5 Exhibit D-1 (Schedule of Actions) contains a list of all Actions pending as of the date of this Agreement, in which the Parties believe that an adverse Judgment would be reasonably likely to result in a Contingent Liability to be allocated under this Agreement.

         3.6 The Named Party in an Action in which an adverse Judgment would be reasonably likely to result in a Contingent Liability to be allocated under this Agreement shall use its best efforts to notify the other Party of the Action (unless the other Party is also a Named Party in the same Action) within 90 days after the service of process on, or other initial written notice of the Action to, such Named Party. The notice shall include the following information: (a) caption of the Action, including the docket number and the name of the court or other judicial, regulatory or administrative authority before which the Action is pending; (b) names of the Parties involved in the Action, if not disclosed in the caption; (c) brief statement of the claims alleged; (d) amount of the liability alleged or expected to be alleged, if known; and (e) which of the allocation rules set forth in Section
3.3 such Party believes would be applicable. The Named Party shall use its best efforts to give the same notice within 90 days after such Named Party becomes aware of any event in a pending Action that makes it reasonably likely that an adverse Judgment in such Action would result in a Contingent Liability to be allocated under this Agreement.

         3.7 Notwithstanding the provisions of Sections 3.5 and 3.6, no Party shall be relieved of its obligations under this Agreement with respect to a Contingent Liability unless such Party can demonstrate by a preponderance of the evidence that it was substantially prejudiced by the failure of the other Party to either (a) list the Action in Exhibit D-1 (Schedule of Actions) pursuant to Section 3.5, or (b) give timely notice of the Action pursuant to
Section 3.6.

         3.8 Except as the Parties may otherwise agree, any Contingent Liability resulting from the Actions either (a) listed in Exhibit D-1 (Schedule of Actions) or (b) for which notice is given pursuant to Section 3.6 shall be allocated according to the applicable rule set forth in Section 3.3, notwithstanding the designation of any other rule in Exhibit D-1 (Schedule of Actions) or in such notice. If the Parties do not agree on the allocation rule that applies to a Contingent Liability, either Party may submit the dispute to arbitration in accordance with Article VII (Arbitration) of this Agreement.


                             (Exhibit D-1 Follows)

                                  EXHIBIT D-1
                                  -----------

                              SCHEDULE OF ACTIONS
                              -------------------


1.   KIBBLE V. PACIFIC BELL, San Francisco Superior Court, Case No. 947747

     PARTIES: Pacific Bell, Pacific Telesis Group and PacTel Communications

     STATEMENT OF CLAIM:  Alleged misrepresentations
                    regarding early retirement offers

     AMOUNT OF ALLEGED LIABILITY: Unknown

     ALLOCATION RULE:  Employee Rule


2.   PALLAS V. PACIFIC BELL, U.S.D.C., N.D. CA, Case No. C-89-2373 (DLJ)

     PARTIES: Pacific Bell and Pacific Telesis Group

     STATEMENT OF CLAIM: Alleged discrimination by failing to recognize net service credit during maternity leave for retirement purposes

     AMOUNT OF ALLEGED LIABILITY: Unknown

     ALLOCATION RULE:  Employee Rule


3.   MCCAMPHILL V. NYNEX, U.S.D.C., S.D.N.Y., Case No. 92 CIV 0862 (LJF)

     PARTIES: Pacific Bell and Pacific Telesis Group

     STATEMENT OF CLAIM:  Alleged failure to comply with the
                    Portability Act

     AMOUNT OF ALLEGED LIABILITY:  Unknown

     ALLOCATION RULE:  Employee Rule


4.   NARUC/FCC AFFILIATE TRANSACTIONS AUDIT [Potential Action]

5. GAGNON V. FONG-PESUTI, PACTEL CELLULAR AND PACIFIC TELESIS GROUP, Los Angeles Municipal Court, Case No. 93E00935

     PARTIES: PacTel Cellular and Pacific Telesis Group

     STATEMENT OF CLAIM:  Motor Vehicle, Property Damage and
                    Personal Injury

     AMOUNT OF ALLEGED LIABILITY:  $10,000 - $15,000

     ALLOCATION RULE:  PacTel Rule


6. KELLER V. NORTHERN TELECOM, INC., PACIFIC TELESIS, PACTEL MERIDIAN SYSTEMS AND BRYS, San Francisco Superior Court, Case No. 945797

     PARTIES: Pacific Telesis Group and PacTel Meridian Systems

     STATEMENT OF CLAIM:  Damages, Injunctive Relief, Sex and
              Age Discrimination, Breach of Implied-in-Fact Contract, Breach of Good Faith and Fair Dealing, Intentional Infliction of Emotional Distress, Negligence, Termination in Violation of Public Policy, Interference with Contractual Relationships

     AMOUNT OF ALLEGED LIABILITY:  Unknown

     ALLOCATION RULE:  Employee Rule


7.   KISH  V. PACIFIC  BELL, ET  AL.,  Los Angeles  Superior  Court, Case  No.
     YC005527

     PARTIES: Pacific Telesis, Pacific Bell, PacTel Systems

     STATEMENT OF CLAIM: Personal Injury, Negligence, Loss of Consortium

     AMOUNT OF ALLEGED LIABILITY:  Unknown

     ALLOCATION RULE:  PacTel Rule


8. ODDEN V. PACTEL MERIDIAN SYSTEMS, ET AL., Orange County Superior Court, Case No. 707831

     PARTIES: PacTel   Meridian  Systems,   PacTel   Systems,   Inc.,   PacTel
              Corporation, Pacific Telesis Group

     STATEMENT OF CLAIM: Damages and injunctive relief for employment discrimination, violation of equal pay act, breach of contract and breach of implied contract.

     AMOUNT OF ALLEGED LIABILITY:  Unknown

          Allocation Rule :  Employee Rule
          ---------------

9. 111 PINE STREET INVESTMENT CO. V. PACTEL PROPERTIES, ET AL., San Francisco Superior Court, Case No. 953059

     Parties: PacTel  Properties, Pacific  Telesis Group,  PacTel Corporation,
              PacTel Properties - California

     STATEMENT      OF   CLAIM:   Breach   of   fiduciary   duty,  intentional
                    interference with contractual relationship and declaratory relief.

     AMOUNT OF ALLEGED LIABILITY:  Unknown

     ALLOCATION RULE:  Joint Rule



                             (Appendix E Follows)

                                  APPENDIX E
                                  ----------


                                    to the


                             SEPARATION AGREEMENT


                                    between


                             PACIFIC TELESIS GROUP


                                      and


                              PACTEL CORPORATION








                     TELESIS TECHNOLOGIES LABORATORY, INC.
                     -------------------------------------

                    TELESIS TECHNOLOGIES LABORATORIES, INC.
                    --------------------------------------




                               TABLE OF CONTENTS
                               -----------------


                                                                PAGE
                                                                ----


SECTION 1     -      DEFINITIONS  . . . . . . . . . . . . .      E-3

SECTION 2     -      WORK . . . . . . . . . . . . . . . . .      E-3

SECTION 3     -      ASSETS . . . . . . . . . . . . . . . .      E-4

                     TELESIS TECHNOLOGIES LABORATORY, INC.
                     ------------------------------------

SECTION 1 - DEFINITIONS

         The following terms and other terms defined in this Appendix and elsewhere in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1 GENERAL SERVICES AGREEMENT means the Agreement between PacTel Corporation and Telesis Technologies Laboratory, Inc. for General Services, dated February 20, 1991, and all Modifications and Schedules executed thereunder prior to the date of this Agreement, including but not limited to Modification No. 1, effective February 20, 1991, Schedule No. CS-1-001 (PCS Experimental License Services - Phase 1), dated February 20, 1991, and
Schedule No. CS-1-002 (PCS Experimental License Services - Phase 2), dated June 1, 1992.

         1.2 TTL means Telesis Technologies Laboratory, Inc., a wholly-owned subsidiary of Telesis which will continue as a member of the Telesis Group after the Separation Date.

         1.3 WORK means all work relating to wireless services, including personal communications services ("PCS"), performed by or for TTL prior to the Separation Date, including but not limited to work performed by PacTel under the General Services Agreement, by employees of TTL or by other agents or contractors of TTL (including Pacific Bell), as well as any work performed by or for TTL after the Separation Date which is necessary to complete the work performed prior to the Separation Date.

SECTION 2 - WORK
- ----------------

         2.1  TERMINATION OF  GENERAL SERVICES AGREEMENT.   In accordance with
Appendix H (Termination of Agreements), the General Services Agreement is terminated effective on and as of the Separation Date.

         2.2 POST-SEPARATION DATE WORK. The Parties recognize that all of the Work may not be completed by the Separation Date. If all of the Work is not completed by the Separation Date, the Parties will agree on the manner in which such Work will be completed after the Separation Date, including but not limited to (a) which of their respective employees will participate in such Work, (b) which of their respective facilities or other assets will be used in such Work, and (c) any payments or other compensation to each other in connection with such Work.

         2.3 INTELLECTUAL PROPERTY. Notwithstanding the termination of the General Services Agreement and any other provisions of this Agreement, including but not limited to Appendix C (Intellectual Property), Paragraphs 9 and 10 and any other applicable provisions of the General Services Agreement, including Modification No. 1 thereto, shall apply to the ownership of, and other rights in, all Information, copyrightable or patentable works of authorship, ideas and inventions and other intellectual property resulting from the Work, whether or not actually performed under the General Services

Agreement  and whether  completed  before or  after the  Separation Date.   In
addition, the Telesis Wireless Strategy Team Non-Disclosure Agreement, effective April 1, 1992, is not terminated and will continue to apply to all of the Work, whether completed before or after the Separation Date.

SECTION 3 - ASSETS
- ------------------

         3.1 TRANSFER OF ASSETS TO PACTEL. Effective on and as of the Separation Date, Telesis will transfer, or cause TTL to transfer, to PacTel the assets used by TTL in the San Diego PCS Trial designed for use in the cellular frequencies, including but not limited to the following groups of assets:

              Existing switch software enhancements
              Microcells (29 units)
              SS7 network equipment
              Existing switch hardware enhancements
              Cellular handsets and accessories
              UPS power and miscellaneous

All other TTL assets, including but not limited to TTL's experimental PCS licenses, shall remain with TTL.

         3.2 CONVEYANCE OF ASSETS AND TITLE REPRESENTATIONS. The provisions of Section 2.3 (Conveyance of Assets and Title Representations) of Appendix G (Assignment of Assets) shall also apply to the assets transferred pursuant to this Appendix.

                             (Appendix F Follows)

                                  APPENDIX F
                                  ----------


                                    to the


                             SEPARATION AGREEMENT


                                    between


                             PACIFIC TELESIS GROUP


                                      and


                              PACTEL CORPORATION







                            ADMINISTRATIVE SERVICES
                            -----------------------

                            ADMINISTRATIVE SERVICES
                            -----------------------



                               TABLE OF CONTENTS
                               -----------------



                                                                Page
                                                                ----

SECTION 1     -     DEFINITIONS . . . . . . . . . . . . .        F-3

SECTION 2     -     SCOPE OF AGREEMENT. . . . . . . . . .        F-4

SECTION 3     -     TERM. . . . . . . . . . . . . . . . .        F-4

SECTION 4     -     COMPENSATION. . . . . . . . . . . .  .       F-5

                            ADMINISTRATIVE SERVICES
                            -----------------------

SECTION 1 - DEFINITIONS
- -----------------------

         The following terms and other terms defined in this Appendix and elsewhere in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1  AFFILIATE   TRANSACTIONS   POLICY   means  Telesis'   "Affiliate
Transactions - Policies, Guidelines and Reporting Requirements," as effective January 1988 and as amended from time to time.

         1.2 HOLDING COMPANY COST ALLOCATION POLICIES AND GUIDELINES means Telesis' methodology for allocating costs to its subsidiaries as of the date of this Agreement and as amended from time to time.

         1.3  RECORD  RETENTION   POLICY  means  Telesis'   "Record  Retention
Policy," as effective August 1, 1988, and as amended from time to time.

         1.4 SERVICES means general administrative services, including but not limited to corporate tax, internal auditing, accounting, legal, external affairs, human resources, treasury, investor relations, risk management, finance and corporate strategy services.

SECTION 2 - SCOPE OF AGREEMENT
- ------------------------------

         2.1  SERVICES.

              a.    INITIAL SERVICES.

                    (1) The Services which Telesis will initially provide to PacTel are the same Services which Telesis is providing to PacTel as of the date of this Agreement.

                    (2) The Services which PacTel will initially provide to Telesis are the same Services which PacTel is providing to Telesis as of the date of this Agreement.

              b.    ADDING SERVICES.   The  Parties may, by  mutual agreement,
add Services to those Services being provided by one Party to the other Party.

              c. DELETING SERVICES. The Parties may, by mutual agreement, delete certain of the Services being provided by one Party to the other Party. The Parties recognize that certain Services must, for reasons of corporate uniformity, continue until the Separation Date and cannot be deleted.

              d. REGULATORY REQUIREMENTS. Each Party reserves the right, by notice to the other Party, to immediately discontinue providing or receiving any or all Services if such discontinuance is deemed by such Party to be reasonably necessary to comply with the requirements of any regulatory agency or other legal authority having jurisdiction over the Party. In the event of such discontinuance, the Parties shall cooperate to minimize any disruption of the business of either Party during the transition period.

         2.2 TRANSFER OF RESPONSIBILITY. In addition to providing the Services, each Party will, at the request of the other Party and subject to the availability of necessary resources, assist the requesting Party in assuming responsibility for some or all of the Services being performed for the requesting Party. For example, a Party will, at the request of the other Party, provide on-the-job training for the requesting Party's employees or agents who will be assigned to assume responsibility for a Service after the Separation Date. The compensation for such activities will be determined in accordance with Section 4 (Compensation).

         2.3 STANDARD OF CONDUCT. In performing the Services, each Party shall observe the same standards of care, skill and diligence that such Party observes when performing the same or similar services for its own account.

SECTION 3 - TERM
- ----------------

         3.1 TERM. The term during which the Parties may provide Services to, or receive Services from, each other under this Appendix shall commence on the effective date of this Agreement and end on the Separation Date; provided, however, that the Parties may agree to extend such term to up to 90 days after the Separation Date in order to provide an orderly transition of responsibilities following the Separation Date.

         3.2 CANCELLATION FOR CAUSE. In the event of a material breach of this Agreement by a Party, the other Party may, at its option and by notice to the breaching Party, immediately cancel the performance or receipt of any Services affected by such material breach.

SECTION 4 - COMPENSATION
- ------------------------

         4.1  SERVICES  PERFORMED  BY  TELESIS.   The  compensation  for  each
Service provided by Telesis to PacTel hereunder shall be the same compensation, or compensation calculated in the same manner, as the compensation Telesis was charging PacTel and PacTel was paying for the same Service before the effective date of this Agreement in accordance with the Holding Company Cost Allocation Policies and Guidelines.

         4.2 SERVICES PERFORMED BY PACTEL. The compensation for each Service provided by PacTel to Telesis hereunder shall be the same compensation, or compensation calculated in the same manner, as the compensation PacTel was charging Telesis and Telesis was paying for the same Service before the date of this Agreement in accordance with the Affiliate Transaction Policy.

         4.3 CHANGES TO COMPENSATION. By written agreement, the Parties may at any time prospectively change the compensation for any Service.

         4.4 RECORDS. Each Party shall maintain accurate records of all matters which relate to its obligations hereunder in accordance with the Affiliate Transactions Policy, Holding Company Cost Allocation Policies and Guidelines and the Record Retention Policy. To the extent that such records may be relevant in determining if a Party is complying with its obligations hereunder, the other Party and its authorized representatives shall, on reasonable prior notice, have access to such records for inspection, copying and audit during normal business hours.

         4.5 INVOICES AND PAYMENT. The Parties shall bill each other for Services performed hereunder in accordance with the Affiliate Transactions Policy and the Holding Company Cost Allocation Policies and Guidelines. Both Parties shall comply with the guidelines for billing and payment, including the assessment of late charges when appropriate, set forth in the Affiliate Transactions Policy and the Holding Company Cost Allocation Policies and Guidelines. Each Party shall maintain the controls, procedures and practices necessary to ensure the accuracy of the charges and compliance with the Affiliate Transactions Policy and the Holding Company Cost Allocation Policies and Guidelines.


                             (Appendix G Follows)

                                  APPENDIX G
                                  ----------


                                    to the


                             SEPARATION AGREEMENT


                                    between


                             PACIFIC TELESIS GROUP


                                      and


                              PACTEL CORPORATION







                     ASSIGNMENT OF ASSETS AND LIABILITIES
                     ------------------------------------

                     ASSIGNMENT OF ASSETS AND LIABILITIES
                     ------------------------------------



                               TABLE OF CONTENTS
                               -----------------

                                                                Page
                                                                ----

SECTION 1     -     DEFINITIONS . . . . . . . . . . . . . .      G-3

SECTION 2     -     ASSETS  . . . . . . . . . . . . . . . .      G-3

SECTION 3     -     VALUATION AND PAYMENT . . . . . . . . .      G-5

SECTION 4     -     POST-SEPARATION TRUE-UPS  . . . . . . .      G-5

ASSIGNMENT OF ASSETS AND LIABILITIES
- ------------------------------------

SECTION 1 - DEFINITIONS
- -----------------------

         The following terms and other terms defined in this Appendix and elsewhere in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1 ASSETS means assets, properties and rights, whether real or personal, tangible or intangible, that are to be assigned or transferred by Telesis to PacTel under this Appendix in connection with the Separation.

         1.2 LIABILITIES means liabilities which have been booked for financial accounting purposes on or before the Separation Date and that are to be transferred from one Party to the other Party. Liabilities do not include any Contingent Liabilities as defined in Appendix D (Contingent Liabilities).

SECTION 2 - ASSETS
- ------------------

         2.1  GENERAL.

              a. The provisions of this Section 2 shall apply to the Assets of Telesis and its subsidiary Pacific Telesis Group - Washington that are to be assigned or transferred to PacTel in connection with the Separation; provided, however, that this Section 2 does not apply to any such Assets which are more specifically covered elsewhere in this Agreement.

              b. Telesis agrees to assign or transfer, and PacTel agrees to accept, the Assets to be assigned or transferred by Telesis to PacTel under this Section 2.

         2.2  TRANSFER OF ASSETS.

              a.    SPECIFIED  ASSET.   Telesis  will  assign  or transfer  to
PacTel the following specified Asset: One aircraft, BAe800, Serial Number NA0404, Tail Number 916, Asset Number OTH002.

              b. ADDITIONAL ASSETS. In addition to the Asset specified in Paragraph a (Specified Asset), the Parties will, prior to the Separation Date, agree on a list of additional Assets to be assigned or transferred by Telesis to PacTel. In general, Assets to be assigned or transferred by Telesis to PacTel under this Section 2 will follow the person using, or the function employing, the Asset prior to the Separation if all three of the following conditions are met:

                    (1) Either (a) the person using the Asset is assigned or transferred from Telesis to PacTel in connection with the Separation and is not replaced by Telesis or (b) the function in which the Asset is employed is moved from Telesis to PacTel in connection with the Separation and is not replaced by Telesis; and

                    (2) The Asset is usable in the new work environment to which it would be moved as a result of the assignment or transfer (e.g., personal computers); and

                    (3) The Asset is not an integral part of a larger system which is not being assigned or transferred (e.g., modular furniture or telephone equipment).

Notwithstanding the foregoing, Assets purchased or otherwise acquired for a particular building which are not economical to move or are not usable elsewhere will stay with the building (e.g., leasehold improvements).

              b. TIMING. All Assets to be assigned or transferred under this Section 2 which have not been assigned or transferred prior to the Separation Date shall be assigned or transferred effective on and as of the Separation Date.

         2.3  CONVEYANCE OF ASSETS AND TITLE REPRESENTATIONS.

              a. With respect to each Asset that Telesis assigns or transfers to PacTel under this Section 2, Telesis:

                    (1) represents and warrants to PacTel that Telesis will (except as otherwise expressly provided in this Agreement) transfer all of Telesis' right, title and interest in and to such Asset;

                    (2) assigns to PacTel all of Telesis' rights, claims and causes of action against third persons related to such Asset (with the exception of any rights, claims and causes of action expressly reserved to Telesis), including but not limited to Telesis' rights, claims and causes of action arising from (a) express warranties or other provisions in the contracts by which such Asset was acquired by Telesis; (b) warranties implied by law; (c) warranties of title and against infringement, and (d) warranties of merchantability and fitness for a particular purpose; and

                  (3) agrees to execute, acknowledge and deliver to PacTel such other instruments, bills of sale, assignments, conveyances, title registrations, powers of attorney, assurances, applications, certifications and other documents as shall be required to make effective and confirm the transfer of such Asset and in aiding and assisting PacTel in collecting or reducing to possession and evidencing title to, or interest in, such Asset.

              b. With respect to each Asset that Telesis assigns or transfers to PacTel under this Section 2, PacTel agrees (1) that Article 2 of the Uniform Commercial Code as in effect in the applicable jurisdiction will not apply to such Asset and waives any rights thereunder, except for those rights with respect to which such waiver is expressly prohibited; (2) to accept such Asset in an "as is" condition; (3) that no representations or warranties have been made by Telesis as to title to, or to the physical condition, merchantability or fitness for a particular purpose, or state of repair of such Asset; (4) to be bound by all covenants, terms, conditions or provisions pertaining to the Asset; and (5) to pay any costs, taxes, fees or other expenses related to the assignment or transfer of such Asset (including but not limited to any sales or use taxes, registration fees and transfer taxes).

SECTION 3 -  VALUATION AND PAYMENT
- ----------------------------------

         3.1 VALUATION. Assets and Liabilities will be assigned or transferred on the Parties' respective financial accounting records at net book value, except as may be otherwise provided in another agreement between the Parties.

         3.2 PAYMENT. The assignment or transfer of Assets and Liabilities will be settled in equity and not in cash, except as may be otherwise provided in another agreement between the Parties.

SECTION 4 - POST-SEPARATION TRUE-UPS
- ------------------------------------

         Any true-ups of matters covered by this Appendix which may be required after the Separation Date will be handled in accordance with Article VIII (Post-Separation True-Ups) of this Agreement.





                             (Appendix H Follows)

                                  APPENDIX H
                                  ----------


                                    to the


                             SEPARATION AGREEMENT


                                    between


                             PACIFIC TELESIS GROUP


                                      and


                              PACTEL CORPORATION







                           TERMINATION OF AGREEMENTS
                           -------------------------

                           TERMINATION OF AGREEMENTS
                           -------------------------


                               TABLE OF CONTENTS
                               -----------------


                                                                Page
                                                                ----


SECTION 1     -     TERMINATION OF AGREEMENTS . . . . . . . .    H-3


EXHIBIT H-1   -     LIST OF AGREEMENTS TO BE TERMINATED . . .    H-4


EXHIBIT H-2   -     LIST OF AGREEMENTS NOT TERMINATED . .  . .   H-8

                           TERMINATION OF AGREEMENTS
                           -------------------------

SECTION 1 - TERMINATION OF AGREEMENTS
- -------------------------------------

         1.1 LIST OF AGREEMENTS TO BE TERMINATED. The Parties agree that all of the agreements between them listed in Exhibit H-1 (List of Agreements to be Terminated) will be terminated effective on and as of the Separation Date. The Parties stipulate that all provisions contained in such agreements relating to their termination have either been complied with or are hereby waived.

         1.2 OTHER AGREEMENTS TO BE TERMINATED. The Parties agree that any other agreements between them which are not listed in Exhibit H-1 (List of Agreements to be Terminated), but which by their nature and subject matter would not be intended to survive the Separation will also be terminated by agreement of the Parties; provided, however, that any agreement entered into between the Parties in contemplation that such agreement would remain in effect after the Separation shall not be terminated pursuant to this Section 1.2.

         1.3 AGREEMENTS NOT TERMINATED. Nothing contained herein is intended to terminate or modify any other agreements between the Parties not terminated pursuant to this Appendix, including but not limited to leases, subleases, rights-of-way, easements, license agreements for the placement of cellular or other facilities on the property of the other Party and agreements for telecommunications services provided under tariff. In particular, the agreements listed in Exhibit H-2 (List of Agreements Not Terminated) are not terminated by this Appendix.

         1.4 SURVIVING OBLIGATIONS. Nothing contained herein shall relieve the Parties of any obligations which they may have under the agreements terminated pursuant to this Appendix with respect to obligations incurred prior to termination or with respect to obligations which the terminated agreements specifically provide shall survive such termination.


                             (Exhibit H-1 Follows)

                                  EXHIBIT H-1
                                  -----------


                      LIST OF AGREEMENTS TO BE TERMINATED
                      -----------------------------------



                       Pacific Telesis Group Agreements
                       --------------------------------

1. Agreement between Pacific Telesis Group and PacTel Corporation for General Administrative Services, dated October 1, 1990

     This agreement superseded an agreement between Pacific Telesis Group and PacTel Services, dated January 1, 1984.

2.   Agreement  between   Pacific  Telesis  Group  -   Washington  and  PacTel
     Corporation for General Administrative Services, dated January 1, 1989

3. Agreement between Pacific Telesis Group and PacTel Cellular/PacTel Cellular, Inc. for General Administrative Services, dated January 1, 1989

4. Agreement between Pacific Telesis Group and PacTel Communications Systems for General Administrative Services, dated January 1, 1984

5. Agreement between Pacific Telesis Group and PacTel Paging for General Administrative Services dated January 1, 1989

6. Agreement between Pacific Telesis Group and PacTel Mobile Access for General Administrative Services dated January 1, 1984

     This agreement was modified on January 1, 1985, to assign all rights, title and interest in and to the agreement from PacTel Mobile Access to PacTel Mobile Companies. PacTel Mobile Companies has been superseded by PacTel Corporation.

7. Agreement between Pacific Telesis Group and Pacific Telesis International for General Administrative Services, dated January 1, 1984

                       Pacific Bell - PacTel Corporation
                       ---------------------------------

8. Agreement between Pacific Bell and PacTel Corporation (formerly known as PacTel Services) for General Administrative Services, effective January 1, 1984, including Amendments Nos. 1, 2 and 3 thereto, and all of the Schedules executed under this Agreement, including but not limited to the following:


                        Pacific Bell - PacTel Cellular
                        ------------------------------

9. Schedule PC-08-001 for PacTel Employee Benefit Services between Human Resources, Pacific Bell and PacTel Cellular, effective May 1, 1989, including Modification No. 1, effective April 1, 1990

10. Schedule PC-08-002 for Benefit Plans - Delivery Services between Pacific Bell and PacTel Cellular, dated May 1, 1989

11. Schedule PC-08-003 for Relocation Plan Administration Services between Pacific Bell and PacTel Cellular, dated May 1, 1989

12. Modification No. 2 to Schedule PC-18-008 for Training Delivery Services between Pacific Bell and PacTel Cellular, effective October 1, 1991 (superseded original Schedule PC-18-008 and Modification No. 1 thereto)

13.  Schedule PC-16-009  for Property  Management Services (Paved  and Unpaved
     Land Use) between Real Estate Management, Pacific Bell and PacTel Cellular, effective April 1, 1984, and Modification Nos. 1 and 2 thereto

14. Schedule PC-17-010 for Security Investigative Services Agreement between Pacific Bell and PacTel Cellular, dated November 15, 1988

15. Modification No. 1 to Schedule No. PC-44-011 for Informal Customer Appeals Services (name change of service previously known as Regulatory Relations Services) between External Affairs Department, Pacific Bell and PacTel Cellular, effective April 1, 1991 (superseded original Schedule PC-44-011)

16. Schedule No. PC-38-012 between Pacific Bell and PacTel Cellular for Tax Services, dated October 1, 1989

17. Schedule No. PC-03-013 between Pacific Bell and PacTel Cellular for Media Distribution Services, dated January 1, 1989

18. Schedule No. PC-24-014 between Pacific Bell and PacTel Cellular for Special Payments Processing, dated March 1, 1989

19. Schedule No. PC-03-015 between Pacific Bell and PacTel Cellular for Pioneer Administration Services, dated January 1, 1990

20. Modification No. 1 to Schedule PC-9-017 for Consulting Services between Product and Technology Support, Pacific Bell and PacTel Cellular, effective January 1, 1991 (superseded original Schedule PC-9-017)

21. Schedule No. PC-03-018 between Pacific Bell and PacTel Cellular for Community Liaison Services, dated July 1, 1991


                         Pacific Bell - PacTel Paging
                         ----------------------------

22. Schedule No. PA-08-001 for PacTel Employee Benefit Services between Human Resources, Pacific Bell and PacTel Paging, effective May 1, 1989, and Modification No. 1 thereto, effective April 1, 1990

23. Schedule No. PA-08-003 between Pacific Bell and PacTel Paging for Relocation Plan Administration Services, dated May 1, 1989

24. Schedule No. PA-03-007 between Pacific Bell and PacTel Paging for Media Distribution Services, dated January 1, 1989


                 Pacific Bell - Pacific Telesis International
                 --------------------------------------------

25. Agreement between Pacific Bell and Pacific Telesis International for General Administrative Services, effective January 1, 1984, including Amendments Nos. 1-3, and all of the Schedules executed under this Agreement, including but not limited to the following:

26.  Schedule  No.   PW-21-008  between  Pacific  Bell   and  Pacific  Telesis
     International for Employees Under Contract Service, dated January 1, 1984

27. Schedule No. PW-14-015 for Corporate Research Services Between Pacific Bell Planning and Pacific Telesis International, effective August 1, 1984, including Modification Nos. 1 and 2 thereto

28.  Schedule  No.   PW-8-016  between   Pacific  Bell  and   Pacific  Telesis
     International for Relocation Plan Administration Services, dated March 1, 1984

29.  Schedule  No.   PW-l8-020  between  Pacific  Bell   and  Pacific  Telesis
     International for Benefit Plans-Delivery Services, effective February 1, 1985, including the Modification thereto effective June 1, 1986

30.  Schedule  No.   PW-8-021  between   Pacific  Bell  and   Pacific  Telesis
     International for Human Resource  Consultant Services, dated September 1,
     1984

31. Modification No. 4 to Schedule No. PW-18-023 between Pacific Bell and Pacific Telesis International for Training Delivery Services, effective June 1, 1992 (superseded original Schedule No. PW-18-023 and Modification Nos. 1, 2 and 3 thereto)

32.  Schedule  No.   PW-12-033  between  Pacific  Bell   and  Pacific  Telesis
     International for Officers' Vehicle Services, dated January 1, 1986

33.  Schedule  No.   PW-12-035  between  Pacific  Bell   and  Pacific  Telesis
     International for Motor Pool Services, dated January 1, 1986

34.  Schedule  No.   PW-37-037  between  Pacific  Bell   and  Pacific  Telesis
     International for Tours of Central Office and Outside Plant facilities, dated June 1, 1986

35.  Schedule  No.   PW-37-038  between  Pacific  Bell   and  Pacific  Telesis
     International for Miscellaneous Requests dated January 1, 1987

36.  Schedule  No.   PW-32-041  between  Pacific  Bell   and  Pacific  Telesis
     International for  Network Technology Support Services,  dated August 16,
     1989

37. Schedule No. PW-08-042 between Human Resources, Pacific Bell and Pacific Telesis International for Employee Benefit Services, effective May 1, 1989, and Modification No. 1 thereto, effective April 1, 1990

38.  Schedule  No.   PW-40-049  between  Pacific  Bell   and  Pacific  Telesis
     International for Miscellaneous Consulting Services, dated May 1, 1990


          PacTel Corporation - Telesis Technologies Laboratory, Inc.
          ----------------------------------------------------------

39. Agreement between PacTel Corporation and Telesis Technologies Laboratory, Inc. for General Services dated February 20, 1991, including Modification No. 1 thereto, effective February 20, 1991, and all of the Schedules executed under this Agreement, including but not limited to the following:

40. Schedule No. CS-1-001 (PCS Experimental License Services - Phase 1), dated February 20, 1991

41. Schedule No. CS-1-002 (PCS Experimental License Services - Phase 2), dated June 1, 1992.


See also Appendix E (Telesis Technologies Laboratory, Inc.).


                             (Exhibit H-2 Follows)

                                  EXHIBIT H-2
                                  -----------


                       LIST OF AGREEMENTS NOT TERMINATED
                       ---------------------------------


1. Connection and Traffic Interchange Agreement between Pacific Bell and PacTel Mobile Access (now known as PacTel Cellular) (CTIA-85C) for San Diego, effective May 1, 1985

2. Interim Connection and Traffic Interchange Agreement between Pacific Bell and PacTel Mobile Access (now known as PacTel Cellular), effective April 1, 1986

3. Paging Connection and Traffic Interchange Agreement between Pactel Paging of California and Pacific Bell, dated October 2, 1989

4. Cellular Interconnection Agreement between Pactel Cellular and Pacific Bell, effective January 1, 1993

5.   Lease  Agreement  between  Nevada   Bell  and  Sacramento-Valley  Limited
     Partnership of which PacTel Cellular is the General Partner, dated October 15, 1990 (Peavine Mountain Ground Lease).





                              (Exhibit I Follows)

                                  APPENDIX I
                                  ----------


                                    to the


                             SEPARATION AGREEMENT


                                    between


                             PACIFIC TELESIS GROUP


                                      and


                              PACTEL CORPORATION







                                   INSURANCE
                                   ---------

                                   INSURANCE
                                   ---------



                               TABLE OF CONTENTS
                               -----------------

                                                                Page
                                                                ----

SECTION 1  -  DEFINITIONS . . . . . . . . . . . . . . . . .      I-3

SECTION 2  -  GENERAL . . . . . . . . . . . . . . . . . . .      I-3

SECTION 3  -  EXISTING INSURANCE PROGRAM  . . . . . . . . .      I-3

SECTION 4  -  NEW PACTEL INSURANCE PROGRAM  . . . . . . . .      I-3

SECTION 5  -  DIRECTORS AND OFFICERS COVERAGE . . . . . . .      I-4

SECTION 6  -  ALLOCATION OF LIABILITIES  . . . . . . . . . .     I-4

SECTION 7  -  OTHER PROGRAM MANAGEMENT ISSUES  . . . . . . .     I-5

                                   INSURANCE
                                   ---------

SECTION 1 - DEFINITIONS
- -----------------------

         The following terms and other terms defined in this Appendix and elsewhere in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa where the context requires.

         1.1 EXISTING INSURANCE PROGRAM means all insurance policies, bonds and other forms of property and casualty insurance covering the products, properties, assets and operations of the members of both the Telesis Group and the PacTel Group as of the date of this Agreement (but not including any medical, dental, vision or other employee benefits insurance).

         1.2 PACTEL RE INSURANCE means the wholly-owned subsidiary of Telesis which has provided certain insurance coverage to the Parties. In connection with the Separation, PacTel Re Insurance will remain a member of the Telesis Group and may be renamed Pacific Telesis Reinsurance.

SECTION 2 - GENERAL
- -------------------

         This Appendix addresses the nature and timing of the separation of the insurance program and related interests of the Telesis Group and the PacTel Group. It covers the separation of the existing Telesis insurance program (excluding employee benefits), the establishment of a new insurance program for the PacTel Group, the allocation of insurance-related liabilities of the Telesis Group and the PacTel Group and other insurance program management issues of joint interest to the Parties.

SECTION 3 - EXISTING INSURANCE PROGRAM
- --------------------------------------

         Unless otherwise agreed by the Parties, Telesis shall use its best efforts to maintain the Existing Insurance Program in effect for the benefit of the members of both the Telesis Group and the PacTel Group until 12:01 a.m. on the Separation Date. If despite such best efforts Telesis is not able to maintain the Existing Insurance Program in effect until 12:01 a.m. on the Separation Date, Telesis will promptly so advise PacTel, and the Parties will consult about obtaining alternative insurance coverage.

SECTION 4 - NEW PACTEL INSURANCE PROGRAM
- ----------------------------------------

         Prior to the Separation Date, the Parties will consult to determine the necessary scope, amount and placement of new insurance coverage after the Separation Date for the members of the PacTel Group; provided, however, that the PacTel Group shall be solely responsible for determining the scope, amount and placement of such coverage, and the Telesis Group shall have no responsibility for any deficiencies in either the scope, amount or placement of such coverage. The PacTel Group will arrange any new coverage for the PacTel Group to go into effect at 12:01 a.m. on the Separation Date. The

PacTel Group will bear all costs associated with the placement of the new insurance program for the PacTel Group. Both before and after the Separation
Date, the Parties will cooperate with and assist each other to prevent or minimize any conflicts or gaps in insurance coverage and/or the collection of insurance proceeds.

SECTION 5 - DIRECTORS AND OFFICERS COVERAGE
- -------------------------------------------

         In addition to the insurance coverage provided by the Existing Insurance Program and the new PacTel Group insurance program, the Parties will endeavor to purchase a separate pre-paid directors and officers insurance policy or increase the limits of the Existing Insurance Program covering acts and omissions of directors and officers of the Telesis Group and the PacTel Group in connection with the Separation. Such policy, if available, shall cover claims relating to acts and omissions in connection with the Separation which are made against such directors and officers any time prior to six years after inception of coverage (which will be on a date prior to the then scheduled Separation Date to be agreed on by the Parties). The cost of this coverage will be allocated between the Telesis Group and the PacTel Group on the same exposure basis as prior years' directors and officers insurance premiums: 97% to the Telesis Group and 3% to the PacTel Group.

SECTION 6 - ALLOCATION OF LIABILITIES
- -------------------------------------

         The three categories of potential insurance-related liabilities of the Parties shall be allocated as follows:

         6.1  CLAIMS NOT COVERED BY INSURANCE.

              a. CATEGORY: Liabilities for existing or future claims arising from events occurring in policy years from January 1, 1984, to the Separation Date which are either (1) not covered by insurance or (2) covered by insurance but are within applicable deductibles or self-insurance retentions.

              b. Except as may be otherwise provided in Appendix D (Contingent Liabilities), each Party will be responsible for its own claims in this category. If both of the Parties are the subject of a claim in this category, the Parties will agree on an equitable allocation of the cost of the claim.

         6.2  CLAIMS COVERED BY INSURANCE.

              a. CATEGORY: Liabilities for existing or future claims arising from events occurring in policy years from January 1, 1984, to the Separation Date which are covered by Telesis' purchased insurance portfolio, not including coverage reinsured by PacTel Re Insurance.

              b. Telesis shall be the conduit to and primary interface with commercial insurers for any insured claims in this category. If more than one of the Parties is the subject of a claim in this category, the Parties will agree on the allocation of the recovery. The PacTel Group share will be distributed by Telesis after the actual receipt of the claim recovery.

         6.3  CLAIMS COVERED BY PACTEL RE INSURANCE.

              a. CATEGORY: Liabilities for existing or future claims arising from events occurring in policy years from January 1, 1989, to the Separation Date which are covered by reinsurance programs provided by PacTel Re Insurance.

              b. Because the PacTel Group has purchased a guaranteed cost insurance program with risk passed to a commercial insurer and ceded to PacTel Re Insurance, PacTel Re Insurance will, except as the Parties may otherwise agree, continue to pay out all claims and associated liabilities in this category until fully resolved and closed.

SECTION 7 - OTHER PROGRAM MANAGEMENT ISSUES
- -------------------------------------------

         7.1 HANDLING OF BONDS AND LETTERS OF CREDITS. All outstanding surety program bonds and/or letters of credit issued in favor of the members of the PacTel Group will be replaced by PacTel prior to the Separation Date. Current Telesis indemnity agreements supporting PacTel Group surety bonds and/or letters of credit will be terminated. The PacTel Group will establish surety indemnity agreements prior to the Separation Date.

         7.2 INSURANCE CARRIER INSOLVENCY. Both before and after the Separation Date, Telesis will endeavor to advise PacTel of all known instances of insurance carrier insolvency on applicable historical policies under the Existing Insurance Program. Telesis will consult with PacTel concerning the availability and desirability of replacing coverage provided by any insolvent carriers.

         7.3 IMPAIRMENT OF HISTORICAL POLICY AGGREGATES. The terms for reinstatement of policy aggregate limits will be negotiated by the Parties prior to the Separation Date. When incurred, the cost of such reinstatement will be allocated between the Telesis Group and the PacTel Group on the same exposure basis as prior years' liability premiums: 94% to the Telesis Group and 6% to the PacTel Group.

         7.4 HISTORICAL RECORD/FILE REVIEW. Telesis has provided, or will provide, copies of relevant insurance policy documentation to PacTel. Prior to the Separation Date, and as appropriate thereafter, the Parties will review their mutual records and files to locate and attempt to eliminate or minimize any significant gaps in insurance records.

                             (Appendix J Follows)

                                  APPENDIX J
                                  ----------


                                    to the


                             SEPARATION AGREEMENT


                                    between


                             PACIFIC TELESIS GROUP


                                      and


                              PACTEL CORPORATION







                       CORPORATE BUSINESS OPPORTUNITIES
                       --------------------------------

                       CORPORATE BUSINESS OPPORTUNITIES
                       --------------------------------



                               TABLE OF CONTENTS
                               -----------------



                                                                Page
                                                                ----

SECTION 1     -     DEFINITIONS . . . . . . . . . . . . . .      J-3

SECTION 2     -     ALLOCATION OF BUSINESS OPPORTUNITIES . .     J-3

SECTION 3     -     OBLIGATION OF PROMPT DECISION AND
                       NOTIFICATION  . . . . . . . . . . . .     J-4

SECTION 4     -     LIMITATION OF LIABILITY  . . . . . . . .     J-4

SECTION 5     -     TERMINATION  . . . . . . . . . . . . . .     J-4

                       CORPORATE BUSINESS OPPORTUNITIES
                       --------------------------------


SECTION 1 - DEFINITIONS
- -----------------------

         The following definitions and other terms defined in this Appendix and elsewhere in this Agreement have the meanings set forth herein unless the context indicates otherwise. Words importing persons include corporations. Words importing only the singular include the plural and vice versa when the context requires.

         1.1 PACTEL COMPANIES means PacTel Corporation (or its successor) and its Affiliates prior to the Separation Date.

         1.2 TELESIS COMPANIES means Pacific Telesis Group (or its successor) and its Affiliates, other than the PacTel Companies, prior to the Separation Date.

SECTION 2 - ALLOCATION OF BUSINESS OPPORTUNITIES
- ------------------------------------------------

         Telesis may determine, in its sole discretion, what future business opportunities the Telesis Companies will pursue, in addition to or to the exclusion of the PacTel Companies, even if such determination excludes the PacTel Companies from currently existing or future business opportunities that could be considered logical, natural or beneficial extensions of the PacTel Companies' business; provided, however, that:

          a. The PacTel Companies will have the right to pursue, to the exclusion of the Telesis Companies, all domestic and international business opportunities which, in whole or substantial part, are (1) cellular (i.e., 47 C.F.R. section
              22.900 et seq.), (2) paging, or (3) radiolocation opportunities.

          b. To the extent that the Federal Communications Commission ("FCC") does not permit separate applications for Personal Communications Service ("PCS") licenses (i.e., FCC GEN Docket
              No. 90-314) by both the Telesis Companies and the PacTel Companies, whether by denial of waivers or otherwise, the PacTel Companies will have the right to pursue, to the exclusion of the Telesis Companies, all PCS opportunities outside California and Nevada, and the Telesis Companies will have the right to pursue, to the exclusion of the PacTel Companies, all PCS opportunities inside California and Nevada. If (1) the FCC does not permit separate PCS license applications by both the Telesis Companies and the PacTel Companies and (2) the territory intended to be served under a prospective PCS license includes portions of California or Nevada as well as territories outside California and Nevada, the Telesis Companies will have the right to pursue, to the exclusion of the PacTel Companies, such opportunity. Notwithstanding the preceding sentence, the Telesis Companies will use their reasonable best efforts to assign (at the expense of the PacTel Companies) all such PCS license opportunities outside California and Nevada to the PacTel Companies, and if the board of directors of Telesis determines that the Telesis Companies would for any reason be unable to accomplish this assignment, the board of directors of Telesis shall decide, in its sole discretion, whether such opportunity will be pursued exclusively by the Telesis Companies or exclusively by the PacTel Companies.

SECTION 3 - OBLIGATION OF PROMPT DECISION AND NOTIFICATION
- ----------------------------------------------------------

         Each Party agrees to use its best efforts to decide whether to pursue a business opportunity as soon as reasonably possible after first learning of the opportunity. If such Party decides not to pursue a business opportunity that it has the right to pursue to the exclusion of the other Party, it must promptly inform the other Party of any such decision. The other Party is then free to pursue such opportunity.

SECTION 4 - LIMITATION OF LIABILITY
- -----------------------------------

         Neither the PacTel Companies nor any shareholder thereof may assert any claim against the Telesis Companies or the PacTel Companies, or any director or officer thereof, for the breach of any duty, including but not limited to the duty of loyalty or fair dealing, on account of an alleged diversion of a corporate business opportunity from the PacTel Companies to the Telesis Companies unless such opportunity related solely to an opportunity that the PacTel Companies had the right to elect to pursue, to the exclusion of the Telesis Companies, pursuant to this Appendix. Notwithstanding the foregoing, no such claim may be made in any event if the members of the board of directors of PacTel who are not employees of the Telesis Companies disclaimed the PacTel Companies' right to pursue such opportunity by a unanimous vote.

SECTION 5 - TERMINATION
- -----------------------

         The provisions of Section 2 (Allocation of Business Opportunities) and Section 3 (Obligation of Prompt Decision and Notification) shall terminate effective on and as of the Separation Date.


                              (End of Agreement)

                                AMENDMENT NO. 1

                                      TO

                             SEPARATION AGREEMENT
                             --------------------

         THIS AMENDMENT NO. 1, dated November 2, 1993, is between PACIFIC TELESIS GROUP ("Telesis") and PACTEL CORPORATION ("PacTel").

         WHEREAS, there is currently in full force and effect between the Parties a Separation Agreement, effective October 7, 1993 (the "Agreement"); and

         WHEREAS,  in   Decision  93-11-011,  dated  November   2,  1993,  the
California Public Utilities Commission directed the Parties to make certain changes in the Agreement relating to the "PacTel Name"; and

         WHEREAS, the Parties wish to make certain additional clarifications to the Agreement;

         THEREFORE, the Parties agree that the Agreement is hereby amended as follows:

1. Section 5.4.c of Appendix C (Intellectual Property) is amended to read as follows:

              c. The license term of the Licensed Marks will expire two years after the Separation Date. If PacTel adopts the New Name prior to two years after the Separation Date, then until two years after the Separation Date PacTel will be permitted to use the taglines "Formerly PacTel Corporation", "Formerly PacTel Cellular", "Formerly PacTel Paging", and "Formerly PacTel Teletrac" in connection with the New Name. PacTel will cease all use of the word "PacTel" in taglines at the end of two years after the Separation Date. Nothing in this provision shall require PacTel to recover leased equipment from customers in order to remove the Licensed Marks provided that PacTel uses reasonable measures to remove the Licensed Marks before leased equipment is re-leased by PacTel to PacTel's lease customers after PacTel has adopted its New Name.

2.       Section  5.4.e of Appendix C  (Intellectual Property) is   amended to
         read as follows:

              e. Telesis will have the unrestricted right to use the Licensed Marks for any purpose both during and after the license term.

3. The introductory phrase in Section 5.4.f of Appendix C (Intellectual Property) is amended to read as follows:

              f. One year after the Separation Date and again at the end of the license term, PacTel will certify to Telesis:

4. In Section 5.4.o of Appendix C (Intellectual Property), the reference "Section 5.4.b" is changed to "Section 5.4.c".

5. Section 3.1 of Appendix E (Telesis Technologies Laboratory, Inc.) is amended to read as follows:

                    3.1 TRANSFER OF ASSETS TO PACTEL. No later than the Separation Date, Telesis will transfer, or cause TTL to transfer, to PacTel the assets used by TTL in the San Diego PCS Trial designed for use in the cellular frequencies, including but not limited to the following groups of assets:

                    Existing software switch enhancements
                    Microcells (29 units)
                    SS7 network equipment
                    Existing switch hardware enhancements
                    Cellular handsets and accessories
                    UPS power and miscellaneous.

              If such assets are transferred to PacTel prior to the Separation Date, TTL may continue to use such assets in the San Diego PCS Trial on such reasonable terms as the Parties may agree, but without any payment to PacTel for such use. All other TTL assets, including but not limited to TTL's experimental PCS licenses, shall remain with TTL.

6. Except as expressly amended by this Amendment No. 1, the provisions of the Agreement shall continue in full force and effect.


                           (Signature Page Follows)

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.

PACIFIC TELESIS GROUP                PACTEL CORPORATION

By: /s/ P. J. Quigley            By:  /s/ C. L. Cox
    -----------------                -------------------

Title: Group President           Title: President & CEO

Date Signed: December 6, 1993    Date Signed: November 23, 1993

                                AMENDMENT NO. 2
                                      TO
                             SEPARATION AGREEMENT
                             --------------------

THIS AMENDMENT NO. 2, Dated March 25, 1994, is between PACIFIC TELESIS GROUP ("Telesis") and AIRTOUCH COMMUNICATIONS("PacTel").

WHEREAS, there is currently in full force and effect between the Parties a Separation Agreement, effective October 7, 1993 (the "Agreement"); and

WHEREAS, the Parties wish to make certain changes regarding the treatment of nonemployee director and executive compensation described in Appendix A (Employee Benefits Allocation) of the Agreement;

THEREFORE, the Parties agree that the Agreement is hereby amended as follows:

1.       A new Section 7A is added following Section 7 to read as follows:

         SECTION 7A - TELESIS EXECUTIVE LIFE INSURANCE PLAN
         --------------------------------------------------

         7A.1 EMPLOYEE TERMINATIONS. A Post-Separation PacTel Employee shall be considered to have terminated his or her employment with Telesis for reasons other than an "Approved Retirement" as that term is defined in the Pacific Telesis Group Executive Life Insurance Plan (the "Telesis ELIP"), and as of the Separation Date shall no longer have any rights or interests in any benefits under the Telesis ELIP.

         7A.2 TRANSFER OF POLICY INTERESTS. Not later than 30 days after the Separation Date, Telesis shall transfer to PacTel its rights and interests in such insurance policy or policies jointly owned by Telesis and each Post-Separation PacTel Employee who was a participant in the Telesis ELIP immediately prior to the Separation Date.

         7A.3 PAYMENT BY PACTEL TO TELESIS. Not later than 30 days after the Separation Date, PacTel shall pay to Telesis in cash an amount to be mutually agreed by the parties as compensation for the value of each policy transferred to PacTel pursuant to Section 7A.2.

2.       Section 12 is amended in its entirety to read as follows:

         12.1 TERMINATION OF SERVICE AS A DIRECTOR OF TELESIS. Effective as of the Separation Date, each individual who participated in the Directors' Retirement Plan before the Separation Date and who is a non-employee member of PacTel's Board of Directors immediately after the Separation Date shall not be treated as continuing to serve as a director under the terms of the Directors' Retirement Plan by reason of his or her service as a member of PacTel's Board of Directors after the Separation Date.

         12.2 NO ASSET TRANSFER. There shall be no transfer of assets from Telesis to PacTel or to the trustee of a PacTel Grantor Trust in connection with the accrued benefits of the PacTel directors under the Directors' Retirement Plan.

         12.3 LIABILITY FOR PAYMENT OF DIRECTORS' RETIREMENT PLAN BENEFIT. Telesis shall be solely and exclusively responsible for providing the benefits accrued as of the Separation Date under the Directors' Retirement Plan by any individuals who were participants in such plan prior to Separation.

3.       The first sentence of Section 13.2 is amended to read as follows:

         "Not later than 90 days after the Separation Date, Telesis shall cause an amount of assets to be transferred by the trustee of VEBA I to the trustee of the PacTel VEBA."

4. Except as expressly amended by this Amendment No. 2, the provisions of the Agreement shall continue in full force and effect.

                           (Signature Page Follows)

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their duly authorized representatives.

PACIFIC TELESIS GROUP            AIRTOUCH COMMUNICATIONS


By: __________________________   By: __________________________
Title: _______________________   Title: _______________________
Date Signed: March______, 1994   Date Signed: March______, 1994